SCUDDER
INVESTMENTS(SM)
[LOGO]

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Scudder Variable Life Investment Fund
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Annual Report
December 31, 1999


An open-end management investment company that offers shares of beneficial interest in nine types of diversified portfolios.

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

Contents
-----------------------------------------------------------------------------------------
     2   Letter from the Fund's President    Large Company Growth Portfolio
                                                 50   Portfolio Management Discussion
 Money Market Portfolio                          51   Performance Update
      3   Portfolio Management Discussion        52   Portfolio Summary
      4   Investment Portfolio                   53   Investment Portfolio
      5   Financial Statements                   56   Financial Statements
      7   Financial Highlights                   59   Financial Highlights

 Bond Portfolio                              Small Company Growth Portfolio
      8   Portfolio Management Discussion        60   Portfolio Management Discussion
      9   Portfolio Summary                      61   Performance Update
     10   Investment Portfolio                   62   Portfolio Summary
     13   Financial Statements                   63   Investment Portfolio
     15   Financial Highlights                   67   Financial Statements
                                                 70   Financial Highlights
 Balanced Portfolio
     16   Portfolio Management Discussion    Global Discovery Portfolio
     17   Portfolio Summary                      71   Portfolio Management Discussion
     18   Investment Portfolio                   72   Performance Update
     24   Financial Statements                   73   Portfolio Summary
     27   Financial Highlights                   74   Investment Portfolio
                                                 78   Financial Statements
 Growth and Income Portfolio                     81   Financial Highlights
     28   Portfolio Management Discussion
     29   Performance Update                 International Portfolio
     30   Portfolio Summary                      82   Portfolio Management Discussion
     31   Investment Portfolio                   83   Performance Update
     35   Financial Statements                   84   Portfolio Summary
     38   Financial Highlights                   85   Investment Portfolio
                                                 89   Financial Statements
 Capital Growth Portfolio                        92   Financial Highlights
     39   Portfolio Management Discussion
     40   Performance Update
     41   Portfolio Summary                      93   Notes to Financial Statements
     42   Investment Portfolio                   97   Report of Independent Accountants
     46   Financial Statements                   98   Tax Information
     49   Financial Highlights

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to present the results of the Scudder Variable Life Investment Fund for the twelve-month period ended December 31, 1999. The global stock markets continued to soar in 1999 despite rising bond yields and three interest rate hikes by the U.S. Federal Reserve. The U.S. market -- as measured by the S&P 500 Index -- posted its fifth straight year of 20%+ gains, with large-cap growth stocks again leading the way. Overseas, a resurgence of economic growth and the significant reforms taking place on the corporate level sparked stellar gains in the markets of Asia, Europe, and Latin America. The bond market did not fare as well, however, as persistent inflation fears sparked a steady uptrend in yields. For the full year, the benchmark 30-year Treasury issue suffered from its worst annual performance since 1973.

Against this backdrop, the Variable Life portfolios continued to provide excellent performance. Of the seven portfolios that were open for the entire twelve months, six produced returns that were above that of their category average, according to Lipper Analytical Services. The portfolios' long-term numbers are also strong: among the five funds that have been open for ten years, four rank in the upper half of their categories. We believe that our strong performance relative to our peers is indicative of the firm's commitment to high quality research, intensive fundamental analysis, and a focus on long-term results.

Our wide range of offerings, which has been augmented in 1999 by the addition of the Large Company Growth and Small Company Growth Portfolios, provides investors with the opportunity to diversify among several regions, asset classes, and investment styles. Diversification, which can help you achieve more consistent returns with a lower level of risk than a strategy that focuses on a limited segment of the market, is an important element of a successful investment plan. By spreading your assets among several types of funds, such as those that utilize both the growth and value styles and invest in both large and small companies, you can avoid the common mistake of "putting all your eggs in one basket." This is never more important than at a time when volatility is likely to be a key feature of the market environment, as we believe it will in the year ahead.

On the following pages, you will find summaries of each portfolio's performance and investment strategy over the twelve-month period. Thank you for your continued investment in Scudder Variable Life Investment Fund.

Sincerely,


/s/William M. Thomas
William M. Thomas
President,
Scudder Variable Life Investment Fund

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 1999

Money Market Portfolio

Dear Shareholders,

The Money Market Portfolio provided shareholders with a stable $1.00 share price and a competitive yield throughout the last 12 months. For its most recent fiscal year ended December 31, 1999, the portfolio posted a 4.99% total return. This performance surpassed the 4.75% average return for funds in the Variable Life Money Market Category for the same period, according to Lipper Analytical Services, Inc., an independent analyst of investment performance. Among its peers, the portfolio ranked in the top 12% of 101 funds in its Lipper category.

During the second half of 1999, the U.S. Federal Reserve effectively reversed its three rate cuts of 1998 with three quarter-point increases in the Federal Funds Rate. The reversal primarily reflects the effectiveness of the original interest rate cuts, which were intended to stabilize the financial markets in the wake of the Asian financial crisis during the third quarter of 1998. With U.S. economic growth continually exceeding expectations throughout most of 1999 and the financial markets rebounding strongly, Fed policy appeared successful -- perhaps more successful than anticipated. Gross domestic product, a measure of U.S. economic growth, grew a robust 4.0% for the 12 months ended December 31, 1999. Such strong growth can often spark inflation, but impressively, inflation has remained benign thus far, increasing only 2.70% over the same 12-month period. With some warning signs that inflation could be reemerging, however, the Fed began increasing interest rates last June.

Over the period of this report, our primary focus has been on maintaining a sufficient level of liquidity while taking advantage of what the market was offering. As rates rose over the second half of 1999, we increased the portfolio's average maturity to lock in attractive yields. We accomplished this by reducing holdings of variable-rate demand notes and increasing holdings of commercial paper. Over its most recent fiscal year, the portfolio's average maturity rose from 28 days as of December 31, 1998, to 37 days as of December 31, 1999.

With an acceleration of growth in certain foreign countries and the Federal Reserve poised to act on any hints of higher inflation, we are expecting the trend toward higher short-term interest rates to continue over the coming months. Based on this outlook, we expect to maintain the portfolio's current positioning while seeking to capitalize on attractive opportunities as they arise. The portfolio's management team will continue to collect and analyze economic data and carefully monitor the investment climate as we position the Money Market Portfolio for current income, and stability and liquidity of capital.

Sincerely,

Your Portfolio Management Team


/s/Frank J. Rachwalski, Jr.                                 /s/Geoffrey A. Gibbs
Frank J. Rachwalski, Jr.                                    Geoffrey A. Gibbs
Lead Portfolio Manager                                      Portfolio Manager


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
Over the period, we increased the portfolio's average maturity to lock in attractive yields.
--------------------------------------------------------------------------------


                           Money Market Portfolio | 3
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

Investment Portfolio                                                                       as of December 31, 1999
--------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
                                                                                           Principal
                                                                                           Amount ($)     Value ($)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 7.4%
--------------------------------------------------------------------------------------------------------------------
 State Street Bank and Trust Company, 2.8%, to be repurchased at $13,309,105 on 1/3/2000                  ----------
    (Cost $13,306,000)*** ..............................................................    13,306,000    13,306,000
                                                                                                          ----------
--------------------------------------------------------------------------------------------------------------------
Commercial Paper 48.8%
--------------------------------------------------------------------------------------------------------------------
 Alpine Securitization Corp., 5.98%*, 1/13/2000 ........................................     5,968,000     5,956,104
 Baxter International Inc., 5.86%*, 2/8/2000 ...........................................     9,000,000     8,944,330
 Finova Capital Corp., 5.85%*, 2/3/2000 ................................................     8,500,000     8,454,419
 Fortis Finance Corp., 5.92%*, 2/14/2000 ...............................................     5,500,000     5,460,205
 Four Winds Funding, 6.3%*, 1/18/2000 ..................................................     8,000,000     7,976,200
 International Securitization Corp., 6.1%*, 2/2/2000 ...................................     7,445,000     7,404,632
 Lexington Parker Capital Corp., 6%*, 2/25/2000 ........................................     9,000,000     8,917,500
 Moat Funding LLC, 6.02%*, 3/9/2000 ....................................................     8,000,000     7,909,031
 Mont Blanc Capital Corp., 5.9%*, 2/4/2000 .............................................     8,257,000     8,210,990
 Park Avenue Receivable, 6.1%*, 1/18/2000 ..............................................     9,000,000     8,974,075
 Wood Street Funding Corp., 6.11%*, 1/12/2000 ..........................................     9,500,000     9,482,264
--------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $87,689,750)                                                                 87,689,750
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Short-Term Notes 43.8%
--------------------------------------------------------------------------------------------------------------------
 American Express Centurion Bank, 6.431%, 1/22/2000** ..................................     8,000,000     8,000,000
 Beneficial Corp., 6.221%, 3/5/2000** ..................................................     9,000,000     9,001,286
 Comerica Bank, Floating Rate Note, 5.66%, 1/3/2000** ..................................     5,000,000     4,995,635
 Credit Suisse First Boston Corp., 5.72%, 1/3/2000** ...................................     5,000,000     5,000,000
 First Union National Bank, 6.501%, 1/26/2000** ........................................     8,000,000     8,000,000
 GTE Corp., 6.155%, 3/10/2000** ........................................................       790,000       789,728
 GTE Corp., 6.129%, 3/11/2000** ........................................................     7,000,000     6,994,501
 Harris Trust & Savings Bank, 5.66%, 1/3/2000** ........................................     8,000,000     7,999,175
 Heller Financial Inc., 6.35%, 1/7/2000** ..............................................     5,000,000     5,002,925
 John Deere Capital Corp., 6.425%, 2/9/2000** ..........................................     5,000,000     5,008,356
 MBNA Bank, 6.27%, 3/10/2000** .........................................................     4,000,000     3,997,908
 Sears Roebuck Acceptance Corp., 6.65%, 1/20/2000 ......................................     8,000,000     8,003,469
 U.S. Bank NA, 6.513%, 1/18/2000** .....................................................     6,000,000     5,997,642

--------------------------------------------------------------------------------------------------------------------
Total Short-Term Notes (Cost $78,790,625)                                                                 78,790,625
--------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $179,786,375) (a)                                             179,786,375
--------------------------------------------------------------------------------------------------------------------

*    Annualized yield at time of purchase; not a coupon rate. (Unaudited)

** Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their rate as of December 31, 1999. Date shown is next reset date.

***  Repurchase   agreements  are  fully  collateralized  by  U.S.  Treasury  or
     Government agency securities.

(a)  Cost for federal income tax purposes is $179,786,375.


    The accompanying notes are an integral part of the financial statements.

                           4 | Money Market Portfolio


Financial Statements
--------------------------------------------------------------------------------------------------------------------------


Money Market Portfolio
--------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $179,786,375) ..................................................   $ 179,786,375
Cash .....................................................................................................              11
Interest receivable ......................................................................................         454,903
Receivable for Portfolio shares sold .....................................................................          53,031
Other assets .............................................................................................           1,718
                                                                                                             -------------
Total assets .............................................................................................     180,296,038

Liabilities
--------------------------------------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ....................................................................       1,261,783
Accrued management fee ...................................................................................          54,537
Accrued accounting fee ...................................................................................           2,946
Other accured expenses and payables ......................................................................          15,744
                                                                                                             -------------
Total liabilities ........................................................................................       1,335,010
--------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                         $ 178,961,028
--------------------------------------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Paid-in capital ..........................................................................................     178,961,028
--------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                         $ 178,961,028
--------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share ($178,961,028 / 178,961,028 outstanding shares of   -------------
   beneficial interest, $.01 par value, unlimited number of shares authorized) ...........................   $        1.00
                                                                                                             -------------


--------------------------------------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
--------------------------------------------------------------------------------------------------------------------------
Investment Income
Interest .................................................................................................       9,198,852
                                                                                                             -------------
Expenses:
Management fee ...........................................................................................         640,633
Custodian fees ...........................................................................................           8,781
Accounting fees ..........................................................................................          39,133
Auditing .................................................................................................          23,187
Legal ....................................................................................................           1,500
Trustees' fees and expenses ..............................................................................          17,170
Reports to shareholders ..................................................................................           6,825
Registration fees ........................................................................................             799
Other ....................................................................................................           9,008
                                                                                                             -------------
Total expenses, before expense reductions ................................................................         747,036
Expense reductions .......................................................................................            (753)
                                                                                                             -------------
Total expenses, after expense reductions .................................................................         746,283
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                            8,452,569
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                         $   8,452,569
--------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                           Money Market Portfolio | 5

------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
                                                                                         Years ended December 31,
Increase (Decrease) in Net Assets                                                         1999             1998
------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ...........................................................   $   8,452,569    $   6,799,480
                                                                                    -------------    -------------
Net increase in net assets resulting from operations ............................       8,452,569        6,799,480
                                                                                    -------------    -------------
Distributions to shareholders from net investment income ........................      (8,452,569)      (6,799,480)
                                                                                    -------------    -------------
Portfolio share transactions at net asset value of $1.00 per share:
Proceeds from shares sold .......................................................     507,640,208      376,936,553
Net asset value of shares issued to shareholders in reinvestment of distributions       8,452,569        6,799,315
Cost of shares redeemed .........................................................    (485,284,178)    (338,159,816)
                                                                                    -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions .........      30,808,599       45,576,052
                                                                                    -------------    -------------
Increase (decrease) in net assets ...............................................      30,808,599       45,576,052
Net assets at beginning of period ...............................................     148,152,429      102,576,377
                                                                                    -------------    -------------
Net assets at end of period .....................................................   $ 178,961,028    $ 148,152,429
                                                                                    -------------    -------------

    The accompanying notes are an integral part of the financial statements.


                           6 | Money Market Portfolio


Financial Highlights
--------------------------------------------------------------------------------------------------------------

Money Market Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


---------------------------------------------------------------------------------------------------------------
Years ended December 31,                                             1999     1998    1997     1996     1995
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $1.000   $1.000  $1.000   $1.000   $1.000
                                                                   -----------------------------------------
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                .049     .052    .051     .050     .055
---------------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------------
Net investment income                                              (.049)   (.052)  (.051)   (.050)   (.055)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $1.000   $1.000  $1.000   $1.000   $1.000
                                                                   -----------------------------------------
---------------------------------------------------------------------------------------------------------------
Total return (%)                                                     4.99     5.29    5.25     5.09     5.65
---------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                179      148     103       98       80
---------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                 .43      .44     .46      .46      .50
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                   4.90     5.17    5.15     4.98     5.51
---------------------------------------------------------------------------------------------------------------


                           Money Market Portfolio | 7

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 1999

Bond Portfolio

Dear Shareholders,

The year-long uptrend in bond yields picked up steam in the latter half of the year, as investors looked ahead to the possibility of additional interest rate hikes by the U.S. Federal Reserve early in 2000. The yield on the 30-year Treasury fell to 5.10% on December 31, 1999 from 6.05% at the start of the year, capping one of the worst bond market performances of the 1990s. The yield curve flattened further as the period progressed, leaving only a 24 basis point difference between the yields of the 2-year and 30-year bonds as of December 31 (a basis point is one-hundredth of a percentage point). Corporate bonds, after posting weak performance in the second and third quarters due to fears about potential supply and demand imbalances related to Y2K, outperformed Treasuries in the final three months of the year.

Against this backdrop, the portfolio produced negative absolute returns, but it held up well relative to its peers. For the twelve-month period ended December 31, 1999, the Bond Portfolio produced a total return of -0.95, which trailed the -0.84% return of its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index. The portfolio finished in the top 34% of 29 variable life products in the corporate debt funds A-rated category for the year, according to Lipper Analytical Services.^1

During the second half of the year, we trimmed our position in bonds with longer maturities in favor of those on the intermediate portion of the yield curve. Given the lack of an incremental yield advantage that could be gained from investing in longer-term bonds, we felt that this strategy provided a better balance of risk and return. It also helped performance in a period when longer-duration assets underperformed. Our decision to underweight corporates through the middle of the year then raise our weighting in the sector late in the third quarter also provided a boost to returns. In particular, we gained the strongest performance from our holdings in the energy and telecommunications sectors. We also increased our weighting in high yield bonds, and are currently approaching the maximum allocation we can hold in this sector (20%). We feel that the combination of attractive valuations, continued strength in the domestic economy, and powerful corporate earnings growth should work to the benefit of the high yield sector in the first half of 2000.

We believe that the portfolio is well positioned for the year ahead. We have increased the level of liquidity and diversification in the portfolio, and are confident that our mix of corporate bonds, government issues, and mortgage-backed securities will provide strong risk-adjusted returns going forward.

Sincerely,

Your Portfolio Management Team


/s/Robert S. Cessine
Robert S. Cessine
Lead Portfolio Manager


^1 Source: Lipper Analytical Services, Inc. is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended December 31, 1999, Scudder Variable Life Investment Fund: Bond Portfolio's Lipper ranking was 10 out of 29 funds for the one-year period, 21 out of 27 funds for the three-year period, 18 out of 23 for the five-year period, and 11 out of 16 funds for the ten-year period. Past performance does not guarantee future results.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
Management continues to find attractive opportunities in the corporate bond sector.
--------------------------------------------------------------------------------

                               8 | Bond Portfolio

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 1999
Bond Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

         Bond Portfolio --
              Class A             LBAB Index

           89    10000           89     10000
           90    10806           90     10893
           91    12709           91     12636
           92    13600           92     13572
           93    15283           93     14896
           94    14552           94     14461
           95    17196           95     17133
           96    17680           96     17752
           97    19289           97     19469
           98    20556           98     21158
           99    20361           99     20980


              Yearly periods ended December 31

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.


Bond Portfolio                                                    LBAB Index
---------------------------------------------------------------  ------------------------------------------------------------
                                          Total Return                                                    Total Return
                                  ---------------------------                                     ---------------------------
Period Ended         Growth of                      Average       Period Ended        Growth of                       Average
12/31/1999            $10,000        Cumulative      Annual       12/31/1999           $10,000       Cumulative        Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $   9,905         -.95%          -.95%       1 Year             $   9,916         -.84%          -.84%
-------------------------------------------------------------    ------------------------------------------------------------
5 Year              $  13,992        39.92%          6.95%       5 Year             $  14,508        45.08%          7.72%
-------------------------------------------------------------    ------------------------------------------------------------
10 Year             $  20,361       103.61%          7.37%       10 Year            $  20,980       109.80%          7.69%
-------------------------------------------------------------    ------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

--------------------------------------------------------------------------------
Asset Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.



U.S. Government & Agencies                            29%
AAA*                                                  12%
AA                                                    11%
A                                                     19%
BBB                                                   13%
BB                                                    12%
B                                                      4%
----------------------------------------------------------
                                                     100%
----------------------------------------------------------
     Average Quality: AA
     *Category includes cash equivalents

The portfolio remains focused on the corporate bond sector, which continues to offer attractive yields in relation to government issues.


-------------------------------------------------------------    ------------------------------------------------------------
Effective Maturity                                               Diversification
-------------------------------------------------------------    ------------------------------------------------------------
Less than 1 year                                        4%       Corporate Bonds                                        58%
1 to less than 5 years                                 30%       U.S. Treasuries                                        20%
5 to less than 8 years                                 20%       U.S. Government Agency Pass-Thrus                       6%
8 to less than 15 years                                28%       Short Term Investments                                  4%
15 years or greater                                    18%       Collateralized Mortgage Obligations                     3%
                                                                 Foreign Bonds -- U.S.$ Denominated                       3%
                                                                 Government National Mortgage Assoc.                     3%
                                                                 Asset-Backed Securities                                 3%
-------------------------------------------------------------    ------------------------------------------------------------
                                                      100%                                                             100%
-------------------------------------------------------------    ------------------------------------------------------------

Weighted average effective maturity: 9.3 years




                               Bond Portfolio | 9

Investment Portfolio                                                                      as of December 31, 1999
-------------------------------------------------------------------------------------------------------------------
Bond Portfolio

                                                                                          Principal
                                                                                           Amount ($)     Value ($)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.5%
-------------------------------------------------------------------------------------------------------------------
 State Street Bank and Trust Company, 2.8%, to be repurchased at $3,276,764 on 1/3/2000                 ---------
    (Cost $3,276,000)* ................................................................    3,276,000    3,276,000
                                                                                                        ---------
-------------------------------------------------------------------------------------------------------------------
U.S. Treasuries 19.6%
-------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Inflationary Index Note, 3.684%, 4/15/2028 .............................    2,000,000    1,857,486
 U.S. Treasury Bond, 5.25%, 2/15/2029 .................................................    2,650,000    2,191,206
 U.S. Treasury Bond, 7.25%, 5/15/2016 .................................................    2,500,000    2,613,275
 U.S. Treasury Bond, 10.75%, 8/15/2005 ................................................    2,500,000    2,981,650
 U.S. Treasury Inflationary Index Note, 3.927%, 1/15/2009 .............................    2,000,000    1,981,875
 U.S. Treasury Note, 5.5%, 5/31/2003 ..................................................      500,000      486,795
 U.S. Treasury Note, 6%, 8/15/2004 ....................................................    3,350,000    3,297,640
 U.S. Treasury Note, 6%, 8/15/2009 ....................................................      700,000      678,125
 U.S. Treasury Note, 6.5%, 10/15/2006 .................................................    2,100,000    2,094,414
-------------------------------------------------------------------------------------------------------------------
Total U.S. Treasuries (Cost $19,325,749)                                                               18,182,466
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association 3.1%
-------------------------------------------------------------------------------------------------------------------
 Government National Mortgage Association Pass-thru 7.00%, 5/1/2029 (a)                                 ---------
    (Cost $2,972,750) .................................................................    2,933,786    2,834,770
                                                                                                        ---------
-------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 6.2%
-------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Association, 6.5%, 3/1/2028 (a) ............................    4,612,436    4,355,870
 Federal National Mortgage Association, 8% with various maturities to 12/1/2012 (a) ...    1,396,337    1,418,510
-------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus (Cost $6,083,570)                                               5,774,380
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations 3.2%
-------------------------------------------------------------------------------------------------------------------
 Residential Accredit Loans, Inc. Series 1997-A7, 7.25%, 11/25/2027 ...................    1,495,640    1,434,412
 Residential Asset Securitization Trust Series 1997-A6, 7.25%, 9/25/2012 ..............    1,500,000    1,500,938
-------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (Cost $3,043,613)                                             2,935,350
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 3.3%
-------------------------------------------------------------------------------------------------------------------
 Norsk Hydro ASA, 7.75%, 6/15/2023 ....................................................      500,000      489,100
 PacifiCorp Australia LLC, 6.15%, 1/15/2008 ...........................................    1,000,000      903,320
 Petroleum Geo-Services, 6.625%, 3/30/2008 ............................................    1,000,000      924,560
 Saga Petroleum ASA, 7.25%, 9/23/2027 .................................................      775,000      701,445
-------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds -- U.S.$ Denominated (Cost $3,218,003)                                              3,018,425
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Asset Backed 3.0%
-------------------------------------------------------------------------------------------------------------------
 Automobile Receivables 1.4%
 First Security Auto Owner Trust, Series 1999-2 A3, 6%, 10/15/2003 ....................    1,000,000      987,813
 Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/6/2000 ......      343,806      344,126
                                                                                                        ---------
                                                                                                        1,331,939
                                                                                                        ---------

    The accompanying notes are an integral part of the financial statements.


                               10 | Bond Portfolio

                                                        Principal
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------

 Credit Card Receivables 1.6%                                          ---------
 MBNA Master Credit Card Trust, 5.8%, 12/15/2005 .....    1,500,000    1,444,215
                                                                       ---------
--------------------------------------------------------------------------------
Total Asset Backed (Cost $2,839,687)                                   2,776,154
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Bonds 58.1%
--------------------------------------------------------------------------------
 Consumer Staples 5.4%
 Bass America Inc., 6.625%, 3/1/2003 .................    1,000,000      979,300
 Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009 ....    1,250,000    1,101,463
 Phillip Morris Companies, Inc., 7.2%, 2/1/2007 ......    1,000,000      936,270
 Racers-Kellogg, 5.75%, 2/2/2001 .....................    1,000,000      993,750
 Safeway Inc., 6.05%, 11/15/2003 .....................    1,000,000      953,040
                                                                       ---------
                                                                       4,963,823
                                                                       ---------
 Communications 9.1%
 AT&T Corp., 6%, 3/15/2009 ...........................      500,000      453,555
 AT&T Corp., 6.5%, 3/15/2029 .........................      500,000      428,345
 Metromedia Fiber Network, Inc., 10%, 12/15/2009 .....      450,000      459,000
 Qwest Communications International, 7.5%, 11/1/2008 .    2,000,000    1,944,360
 Sprint Capital Corp., 6.125%, 11/15/2008 ............    3,600,000    3,264,048
 WorldCom, Inc., 6.4%, 8/15/2005 .....................    2,000,000    1,915,660
                                                                       ---------
                                                                       8,464,968
                                                                       ---------
 Financial 15.6%
 Associates Corp. of North America, 6.625%, 5/15/2001     2,000,000    1,994,600
 Capital One Bank, 6.57%, 1/27/2003 ..................    1,000,000      969,400
 First USA Bank, 5.85%, 2/22/2001 ....................    1,500,000    1,485,420
 First Union Institutional Capital II, 7.85%, 1/1/2027    1,750,000    1,588,808
 Firststar Bank, 7.125%, 12/1/2009 ...................    1,000,000      965,880
 Ford Motor Credit Corp., 5.75%, 2/23/2004 ...........    1,500,000    1,424,055
 GS Escrow Corp., 7%, 8/1/2003 .......................    1,000,000      918,418
 General Electric Capital Corp. "A", 6.02%, 5/4/2001 .    1,500,000    1,488,750
 McDonnell Douglas Finance Corp., 6.75%, 12/23/2003 ..    1,000,000      989,040
 Merrill Lynch & Co., Inc., 6%, 2/17/2009 ............    1,000,000      896,510
 PNC Funding Corp., 7%, 9/1/2004 .....................      550,000      540,271
 Prudential Insurance Co., 6.375%, 7/23/2006 .........    1,250,000    1,167,475
                                                                      ----------
                                                                      14,428,627
                                                                      ----------
 Media 8.0%
 AMFM Inc., 8%, 11/1/2008 ............................    1,000,000    1,002,500
 Cablevision Systems Corp., 7.875%, 2/15/2018 ........    1,000,000      947,250
 Charter Communication Holdings LLC, 8.25%, 4/1/2007 .    1,000,000      925,000
 News America Holdings Inc., 9.25%, 2/1/2013 .........    1,000,000    1,088,280
 Outdoor Systems, Inc., 8.875%, 6/15/2007 ............    1,000,000    1,030,000
 TCI-Communications, Inc., 8%, 8/1/2005 ..............    1,250,000    1,287,013
 Time Warner Inc., 9.125%, 1/15/2013 .................    1,000,000    1,095,160
                                                                       ---------
                                                                       7,375,203
 Service Industries 0.5%                                               ---------
 Allied Waste North America, 7.375%, 1/1/2004 ........      500,000      461,563
                                                                       ---------
 Durables 1.8%
 BE Aerospace, Inc., 8%, 3/1/2008 ....................      850,000      733,125
 Lear Corp., 7.96%, 5/15/2005 ........................    1,000,000      953,400
                                                                       ---------
                                                                       1,686,525
                                                                       ---------
    The accompanying notes are an integral part of the financial statements.


                               Bond Portfolio | 11

                                                         Principal
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------
 Manufacturing 1.4%
 Dow Chemical Co., 7.375%, 11/1/2029 ....................    600,000     573,672
 Graham Packaging Co., 8.75%, 1/15/2008 .................    750,000     720,000
                                                                       ---------
                                                                       1,293,672
                                                                       ---------
 Technology 0.8%
 Xerox Corp., 5.5%, 11/15/2003 ..........................    750,000     704,025
                                                                       ---------
 Energy 8.4%
 Apache Finance Canada, 7.75%, 12/15/2029 ...............    850,000     825,860
 Barrett Resources Corp., 7.55%, 2/1/2007 ...............    750,000     706,125
 Conoco Inc., 6.35%, 4/15/2009 ..........................  1,000,000     926,540
 Louis Dreyfus Natural Gas Corp., 9.25%, 6/15/2004 ......  1,575,000   1,598,625
 Louisiana Land & Exploration Co., 7.65%, 12/1/2023 .....  1,250,000   1,191,575
 Pioneer Natural Resources Co., 7.2%, 1/15/2028 .........  1,500,000   1,126,875
 Texas Eastern Transmission Corp., 10%, 8/15/2001 .......  1,000,000   1,044,420
 Williams Gas Pipeline Center, 7.375%, 11/15/2006 .......    400,000     395,144
                                                                       ---------
                                                                       7,815,164
 Construction 0.5%                                                     ---------
 Nortek Inc., 9.125%, 9/1/2007 ..........................    500,000     485,000
                                                                       ---------
 Transportation 3.6%
 Allied Holdings Inc., 8.625%, 10/1/2007 ................    700,000     619,500
 Continental Airlines Inc., 6.795%, 8/2/2018 ............  1,500,000   1,374,300
 Delta Air Lines, Inc., 7.9%, 12/15/2009 ................    250,000     245,660
 Delta Air Lines, Inc., 8.3%, 12/15/2029 ................    600,000     591,942
 Newport News Shipbuilding Co., 8.625%, 12/1/2006 .......    500,000     493,750
                                                                       ---------
                                                                       3,325,152
                                                                       ---------
 Utilities 3.0%
 Cleveland Electric Illumination Co., 7.67%, 7/1/2004 ...    450,000     443,228
 Houston Light & Power Capital Trust II, 8.257%, 2/1/2037    500,000     436,250
 Niagara Mohawk Power Corp., 6.625%, 7/1/2005 ...........  1,000,000     962,350
 Public Service Co. of Colorado, 6%, 4/15/2003 ..........  1,000,000     968,860
                                                                       ---------
                                                                       2,810,688
                                                                       ---------
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $56,675,479)                              53,814,410
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $97,434,851) (b)           92,611,955
--------------------------------------------------------------------------------

*    Repurchase   agreements  are  fully  collateralized  by  U.S.  Treasury  or
     Government agency securities.

(a)  Effective maturities may be shorter due to prepayments.

(b) At December 31, 1999, the net unrealized depreciation on investments based on cost for federal income tax purposes of $97,539,344 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of market value over tax cost .........  $ 197,875

Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over market value .........  5,125,264
                                                                      ----------
Net  unrealized depreciation ........................................ $4,927,389
                                                                      ----------
--------------------------------------------------------------------------------

   Purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations), for the year ended December 31, 1999, aggregated $46,872,648 and $49,817,470, respectively. Purchases and sales of direct U.S. Government obligations for the year ended December 31, 1999 aggregated $38,515,969 and $41,825,758, respectively.

--------------------------------------------------------------------------------

   At December 31, 1999 the Portfolio had a net tax basis capital loss carryforward of approximately $1,178,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2007, the expiration date. In addition, from November 1 through December 31, 1999, the Bond Portfolio incurred approximately $1,111,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the year ending December 31, 2000.

--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                               12 | Bond Portfolio

Financial Statements
------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999

------------------------------------------------------------------------------------------------------------------------
Assets

Investments in securities, at value (cost $97,434,851) .................................................   $ 92,611,955
Cash ...................................................................................................            237
Interest receivable ....................................................................................      1,617,188
Receivable for Portfolio shares sold ...................................................................        201,140
Other assets ...........................................................................................            246
                                                                                                           ------------
Total assets ...........................................................................................     94,430,766

Liabilities
------------------------------------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ..................................................................         56,145
Accrued management fee .................................................................................         37,697
Accrued accounting fee .................................................................................          3,125
Other accrued expenses and payables ....................................................................         15,006
                                                                                                           ------------
Total liabilities ......................................................................................        111,973
------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                       $ 94,318,793
------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) .............................................................      4,786,426
Net unrealized appreciation (depreciation) on investments ..............................................     (4,822,896)
Accumulated net realized gain (loss) ...................................................................     (2,392,882)
Paid-in capital ........................................................................................     96,748,145
------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                       $ 94,318,793
------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share ($94,318,793 / 14,528,870 outstanding shares of   ------------
   beneficial interest, no par value, unlimited number of shares authorized) ...........................   $       6.49
                                                                                                           ------------

------------------------------------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------------------------------
Interest ...............................................................................................      7,124,955
                                                                                                           ------------
Expenses:
Management fee .........................................................................................        487,063
Custodian fees .........................................................................................         12,683
Accounting fees ........................................................................................         37,615
Auditing ...............................................................................................         19,540
Legal ..................................................................................................          2,424
Trustees' fees and expenses ............................................................................         16,823
Reports to shareholders ................................................................................          3,993
Registration fees ......................................................................................          1,334
Other ..................................................................................................          3,524
                                                                                                           ------------
Total expenses, before expense reductions ..............................................................        584,999
Expense reductions .....................................................................................           (678)
                                                                                                           ------------
Total expenses, after expense reductions ...............................................................        584,321
------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                         6,540,634
------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ..............................................................     (2,152,373)
                                                                                                           ------------
Net unrealized appreciation (depreciation) during the period on investments ............................     (5,473,870)
                                                                                                           ------------
Net gain (loss) on investment transactions .............................................................     (7,626,243)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                            $ (1,085,609)
------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                              Bond Portfolio | 13


-------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Years Ended December 31,
Increase (Decrease) in Net Assets                                                                1999             1998
-------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ..................................................................   $   6,540,634    $   5,872,849
Net realized gain (loss) on investment transactions ....................................      (2,152,373)       1,549,350
Net unrealized appreciation (depreciation) on investment transactions during the period       (5,473,870)      (1,599,146)
                                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations ........................      (1,085,609)       5,823,053
                                                                                           -------------    -------------
Distributions to shareholders:
From net investment income .............................................................      (3,437,261)      (5,348,241)
                                                                                           -------------    -------------
From net realized gains ................................................................      (1,738,743)        (295,455)
                                                                                           -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................      33,898,160       51,946,542
Reinvestment of distributions ..........................................................       5,176,004        5,643,696
Cost of shares redeemed ................................................................     (44,918,349)     (32,732,036)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ................      (5,844,185)      24,858,202
                                                                                           -------------    -------------
Increase (decrease) in net assets ......................................................     (12,105,798)      25,037,559
Net assets at beginning of period ......................................................     106,424,591       81,387,032

Net assets at end of period (including undistributed net investment income of $4,786,426   -------------    -------------
   and $1,781,274, respectively) .......................................................   $  94,318,793    $ 106,424,591
                                                                                           -------------    -------------

Other Information
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period ..............................................      15,463,236       11,852,430
                                                                                           -------------    -------------
Shares sold ............................................................................       5,138,095        7,558,444
Shares issued to shareholders in reinvestment of distributions .........................         776,741          831,464
Shares redeemed ........................................................................      (6,849,202)      (4,779,102)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................        (934,366)       3,610,806
                                                                                           -------------    -------------
Shares outstanding at end of period ....................................................      14,528,870       15,463,236
                                                                                           -------------    -------------

    The accompanying notes are an integral part of the financial statements.


                               14 | Bond Portfolio


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

Bond Portfolio

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years ended December 31,                                                           1999     1998    1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $ 6.88   $ 6.87  $ 6.73   $ 7.16   $ 6.48
                                                                                 -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                               .42      .43     .44      .41      .44
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                (.48)      .01     .15    (.22)      .69
                                                                                 -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                (.06)      .44     .59      .19     1.13
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From net investment income                                                        (.22)    (.40)   (.43)    (.62)    (.45)
-----------------------------------------------------------------------------------------------------------------------------
From net realized gains on investment transactions                                (.11)    (.03)   (.02)       --       --
                                                                                 -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                             (.33)    (.43)   (.45)    (.62)    (.45)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $ 6.49   $ 6.88  $ 6.87   $ 6.73   $ 7.16
                                                                                 -----------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                  (.95)     6.57    9.10     2.82    18.17
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                               94      106      81       66       73
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                     .57      .57     .62      .61      .56
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                                 6.38     6.34    6.55     6.20     6.29
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                          86      115      56       85      177
-----------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.


                              Bond Portfolio | 15

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 1999

Balanced Portfolio

Dear Shareholders,

The U.S. stock market roared to strong gains in 1999, the fifth consecutive year in which the S&P 500 Index has delivered gains of over 20%. In a year in which investors again favored growth at the expense of value, large gains in the technology sector drove the Nasdaq average to an incredible gain of 85.6%. Bonds posted poor performance due to concerns that the U.S. Federal Reserve would have to raise interest rates at least once in early 2000 on the heels of three quarter-point hikes in `99. The yield on the benchmark 30-year Treasury rose from 5.10% to 6.48% in 1999 (as its price fell), its second-worst performance since 1973. However, certain sectors of the bond market -- such as corporates and mortgage-backed securities -- outperformed government issues.

The portfolio produced a total return of 15.32%, beating the 11.99% return of its unmanaged benchmark, which is a combination of the S&P 500 (60%) and the Lehman Brothers Aggregate Bond Index (40%). This return also stacked up well against the 8.58% average return of the 60 variable life products in the balanced category, according to Lipper Analytical Services. The portfolio is also in the top 20% of its category for the 3-, 5-, and 10-year periods.^1

Portfolio strategy was shaped by our strongly bullish view on the stock market. We held a larger than normal position in equities, and were positioned to capitalize on the rally in technology stocks. The portfolio's equity position was also boosted by its holdings in broadcasting, retail, and biotechs, but its positions in pharmaceuticals and financials lagged. We utilize a strategy known as "GARP," which stands for "growth at a reasonable price." In our view, good companies with superior long-term growth characteristics are worth more than less reliable companies that are often "cheap" for a reason. However, we are very conscious of valuation, and have been reducing our positions in the types of high-octane stocks that drove market performance in 1999.

In the bond portion of the portfolio, we have built a substantial position in Treasuries in order to gain increased flexibility and take advantage of the value that has emerged following a period of poor performance. We continue to hold a position in high yield issues, which we believe will outperform in an environment of strong economic growth.

Although we expect a higher level of stock market volatility in 2000, we are bullish on the outlook for equities. However, it is likely that the political situation in the United States will be a key variable for specific industry groups, more so than even inflation or interest rate concerns. Nevertheless, we feel that an investment strategy that focuses on quality in both the stock and bond markets will continue to produce superior results over time, regardless of developments in the external environment.

Sincerely,

Your Portfolio Management Team


/s/Gary A. Langbaum                                       /s/Robert S. Cessine
Gary A. Langbaum                                          Robert S. Cessine
Lead Portfolio Manager                                    Portfolio Manager

/s/Tracy McCormick
Tracy McCormick
Portfolio Manager


^1 Source: Lipper Analytical Services, Inc. is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended December 31, 1999, Scudder Variable Life Investment Fund: Balanced Portfolio's Lipper ranking was 10 out of 60 funds for the one-year period, 4 out of 40 funds for the three-year period, 4 out of 25 for the five-year period, and 2 out of 11 for the ten-year period. Past performance does not guarantee future results.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
The portfolio's emphasis on equities allowed it to outperform both its benchmark and its peers.
--------------------------------------------------------------------------------

                             16 | Balanced Portfolio

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 1999

Balanced Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE


        Balanced Portfolio --
             Class A            S&P 500 Index          LBAB Index

            89   10000          89     10000           89    10000
            90    9808          90      9690           90    10893
            91   12449          91     12642           91    12636
            92   13316          92     13609           92    13572
            93   14308          93     14980           93    14896
            94   14015          94     15177           94    14461
            95   17752          95     20880           95    17133
            96   19863          96     25673           96    17752
            97   24671          97     34242           97    19469
            98   30391          98     44029           98    21158
            99   35046          99     53295           99    20980


                       Yearly periods ended December 31

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.



Balanced Portfolio                                                     S&P 500 Index (60%) and LBAB Index (40%)
 ---------------------------------------------------------------  --------------------------------------------------------------
                                          Total Return                                                    Total Return
                                  ---------------------------                                     ---------------------------
Period Ended         Growth of                      Average      Period Ended        Growth of                     Average
12/31/1999            $10,000      Cumulative       Annual       12/31/1999           $10,000       Cumulative      Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $  11,532        15.32%         15.32%       1 Year             $  11,199        11.99%         11.99%
-------------------------------------------------------------    ------------------------------------------------------------
5 Year              $  25,006       150.06%         20.12%       5 Year             $  24,971       149.71%         20.07%
-------------------------------------------------------------    ------------------------------------------------------------
10 Year             $  35,046       250.46%         13.36%       10 Year            $  37,415       274.15%         14.10%
-------------------------------------------------------------    ------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns during the 10 Year period would have been lower if the Portfolio's expenses were not maintained. The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 162.47% and 15.56%, respectively.


-----------------------------------------------------------------------------------------------------------------------------
Equity Holdings
-----------------------------------------------------------------------------------------------------------------------------

Sector breakdown of the Portfolio's equity holdings              Five Largest Equity Holdings

Technology                                             22%         1. General Electric Co.
Financial                                              14%            Producer of electrical equipment
Media                                                  12%
Consumer Discretionary                                 10%         2. Microsoft Corp.
Health                                                 10%            Developer of computer software
Communications                                          8%
Manufacturing                                           7%         3. Cisco Systems, Inc.
Energy                                                  6%            Manufacturer of computer network products
Consumer Staples                                        5%
Other                                                   6%         4. Intel Corp.
-----------------------------------------------------------           Producer of semiconductor memory curcuits
                                                      100%
-----------------------------------------------------------        5. Wal-Mart Stores, Inc.
                                                                      Operator of discount stores


-----------------------------------------------------------------------------------------------------------------------------
Fixed Income Holdings
-----------------------------------------------------------------------------------------------------------------------------
By Asset Type                                                    By Quality

U.S. Treasuries                                        34%
Corporate Bonds                                        33%       U.S. Government & Agencies                             46%
U.S. Government Agency Pass-Thrus                       9%       AAA*                                                   16%
Short-Term Investments                                  9%       AA                                                      5%
Foreign Bonds -- U.S. Dollar Denominated                 6%       A                                                      19%
Asset-Backed Securities                                 4%       BBB                                                    11%
Government National Mortgage Association                3%       BB                                                      3%
Collateralized Mortgage Obligations                     2%
-------------------------------------------------------------    ------------------------------------------------------------
                                                      100%                                                             100%
-------------------------------------------------------------    ------------------------------------------------------------
                                                                 *Category includes cash equivalents



                            Balanced Portfolio | 17



Investment Portfolio                                                                               as of December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio
                                                                                                  Principal
                                                                                                 Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.2%
-----------------------------------------------------------------------------------------------------------------------------
 State Street Bank and Trust Company, 2.8%, to be repurchased at $6,306,471 on 1/3/2000                          ---------
    (Cost $6,305,000)** ........................................................................    6,305,000    6,305,000
                                                                                                                 ---------
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasuries 11.5%
-----------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Inflationary Index Bond, 3.684%, 4/15/2028 ......................................    1,250,000    1,160,929
 U.S. Treasury Bond, 5.25%, 2/15/2029 ..........................................................    1,200,000      992,244
 U.S. Treasury Bond, 7.25%, 5/15/2016 ..........................................................    5,750,000    6,010,533
 U.S. Treasury Inflationary Index Note, 3.927%, 1/15/2009 ......................................    1,000,000      990,938
 U.S. Treasury Note, 5.5%, 8/31/2001 ...........................................................    6,000,000    5,931,540
 U.S. Treasury Note, 6%, 8/15/2004 .............................................................    4,300,000    4,232,791
 U.S. Treasury Note, 6%, 8/15/2009 .............................................................    1,500,000    1,453,125
 U.S. Treasury Note, 6.5%, 10/15/2006 ..........................................................    2,000,000    1,994,680
-----------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasuries (Cost $23,966,347)                                                                        22,766,780
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association 0.9%
-----------------------------------------------------------------------------------------------------------------------------
 Government National Mortgage Association Pass-thru, 7% with various maturities to 1/15/2029 (a)                 ---------
    (Cost $1,951,299) ..........................................................................    1,925,723    1,860,730
                                                                                                                 ---------
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Pass-thrus 3.2%
-----------------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., 5.75%, 7/15/2003 (a) ........................................    2,500,000    2,420,700
 Federal National Mortgage Association, 8%, 2/1/2013 (a) .......................................      259,680      263,817
 Federal National Mortgage Association, 6.5% with various maturities to 3/1/2028 (a) ...........    3,829,237    3,621,539
-----------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-thrus (Cost $2,832,185)                                                        6,306,056
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations .7%
-----------------------------------------------------------------------------------------------------------------------------
 Prudential Home Mortgage Securities Co. Series 1993-43-A1, 5.4%, 10/25/2023 ...................       23,634       23,524
 Residential Accredit Loans, Inc., Series 1997-A7, 7.25%, 11/25/2027 ...........................      974,358      934,471
 Residential Asset Securitization Trust Series 1997-A6, 7.25%, 9/25/2012 .......................      500,000      500,313
-----------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (Cost $5,325,653)                                                      1,458,308
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 1.8%
-----------------------------------------------------------------------------------------------------------------------------
 Norsk Hydro ASA, 7.75%, 6/15/2023 .............................................................      500,000      489,100
 PacifiCorp Australia LLC, 6.15%, 1/15/2008 ....................................................    1,500,000    1,354,980
 Petroleum Geo-Services, 6.625%, 3/30/2008 .....................................................    1,000,000      924,560
 Saga Petroleum ASA, 7.25%, 9/23/2027 ..........................................................      900,000      814,581
-----------------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds -- U.S.$ Denominated (Cost $3,882,028)                                                        3,583,221
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Asset Backed 1.5%
-----------------------------------------------------------------------------------------------------------------------------
 Automobile Receivables 0.5%
 First Security Auto Owner Trust, Series 1999-2 A3, 6%, 10/15/2003 .............................    1,000,000      987,813
                                                                                                                 ---------

    The accompanying notes are an integral part of the financial statements.

                             18 | Balanced Portfolio

                                                             Principal
                                                            Amount ($)     Value ($)
----------------------------------------------------------------------------------------

 Credit Card Receivables 1.0%
 Citibank Credit Card Master Trust I, Series 1999-1 A, ...   1,000,000     943,750
 MBNA Master Credit Card Trust, 5.8%, 12/15/2005 .........   1,000,000     962,810
                                                                         ---------
                                                                         1,906,560
                                                                         ---------
----------------------------------------------------------------------------------------
Total Asset Backed (Cost $2,995,472)                                     2,894,373
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Corporate Bonds 11.4%
----------------------------------------------------------------------------------------
 Consumer Staples 1.2%
 Bass America Inc., 6.625%, 3/1/2003 .....................     750,000     734,475
 Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009 ........     750,000     660,878
 Racers-Kellogg, 5.75%, 2/2/2001 .........................   1,000,000     993,750
                                                                         ---------
                                                                         2,389,103
                                                                         ---------
 Communications 1.4%
 AT&T Corp., 6%, 3/15/2009 ...............................     600,000     544,272
 Lucent Technologies Inc., 6.9%, 7/15/2001 ...............     750,000     751,470
 Sprint Capital Corp., 6.125%, 11/15/2008 ................   1,000,000     906,680
 WorldCom, Inc., 6.4%, 8/15/2005 .........................     500,000     478,915
                                                                         ---------
                                                                         2,681,337
                                                                         ---------
 Financial 4.2%
 Associates Corp. of North America, 6.625%, 5/15/2001 ....     750,000     747,975
 Boeing Capital Corp., Medium Term Note, 6.75%, 12/23/2003     500,000     494,520
 Capital One Bank, 6.57%, 1/27/2003 ......................     500,000     484,700
 First USA Bank, 5.85%, 2/22/2001 ........................   1,000,000     990,280
 First Union Corporation, 8.125%, 6/24/2002 ..............     500,000     510,450
 Ford Motor Credit Corp., 5.75%, 2/23/2004 ...............     750,000     712,028
 General Electric Capital Corp., 6.02%, 5/4/2001 .........     500,000     496,250
 Merrill Lynch & Co., Inc., 6%, 2/17/2009 ................     500,000     448,255
 NationsBank Corp., 7.25%, 10/15/2025 ....................   1,000,000     929,330
 PNC Funding Corp., 7%, 9/1/2004 .........................     400,000     392,924
 Prudential Insurance Co., 6.375%, 7/23/2006 .............     750,000     700,485
 Southern National Corp., 7.05%, 5/23/2003 ...............   1,000,000     981,740
 Wells Fargo & Co., 6.875%, 4/1/2006 .....................     500,000     487,210
                                                                         ---------
                                                                         8,376,147
                                                                         ---------
 Media 1.3%
 Cablevision Systems Corp., 7.875%, 2/15/2018 ............     500,000     473,625
 News America Holdings, Inc., 9.25%, 2/1/2013 ............     500,000     544,140
 TCI-Communications, Inc., 8%, 8/1/2005 ..................     500,000     514,805
 Time Warner, Inc., 9.125%, 1/15/2013 ....................   1,000,000   1,095,160
                                                                         ---------
                                                                         2,627,730
                                                                         ---------
 Service Industries 0.2%
 Primedia, Inc., 7.625%, 4/1/2008 ........................     500,000     465,000
                                                                         ---------
 Technology 0.5%
 IBM Corp., 5.1%, 11/10/2003 .............................   1,000,000     932,500
                                                                         ---------
 Energy 1.3%
 Anadarko Petroleum Corp., 5.875%, 10/15/2003 ............   1,000,000     938,810
 Conoco Inc., 5.9%, 4/15/2004 ............................     750,000     716,003
 Louisiana Land & Exploration Co., 7.65%, 12/1/2023 ......   1,000,000     953,260
                                                                         ---------
                                                                         2,608,073
                                                                         ---------

    The accompanying notes are an integral part of the financial statements.

                            Balanced Portfolio | 19

                                                                    Principal
                                                                   Amount ($)     Value ($)
-------------------------------------------------------------------------------------------
 Transportation 1.0%
 Continental Airlines Inc., 6.795%, 8/2/2018 ....................    1,000,000      916,200
 Delta Air Lines, Inc., 7.9%, 12/15/2009 ........................      200,000      196,528
 Newport News Shipbuilding Co., 8.625%, 12/1/2006 ...............      375,000      370,313
 Northwest Airlines Corp., 7.875%, 3/15/2008 ....................      500,000      421,845
                                                                                  ---------
                                                                                  1,904,886
                                                                                  ---------
 Utilities 0.2%
 Public Service Co. of Colorado, 6%, 4/15/2003 ..................      500,000      484,430
                                                                                  ---------
-------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $23,572,406)                                         22,469,206
-------------------------------------------------------------------------------------------

                                                                       Shares
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Common Stocks 65.8%
-------------------------------------------------------------------------------------------
 Consumer Discretionary 6.8%
 Department & Chain Stores 5.2%
 Dayton Hudson Corp. ............................................       28,700    2,107,656
 Federated Department Stores, Inc.* .............................       26,200    1,324,738
 Home Depot, Inc. ...............................................       45,600    3,126,450
 Wal-Mart Stores, Inc. ..........................................       53,900    3,725,838
                                                                                 ----------
                                                                                 10,284,682
                                                                                 ----------
 Hotels & Casinos 0.6%
 Carnival Corp. "A" .............................................       26,000    1,243,125
                                                                                 ----------
 Specialty Retail 1.0%
 Tandy Corp. ....................................................       38,800    1,908,475
                                                                                 ----------
 Consumer Staples 3.5%
 Food & Beverage 1.8%
 Bestfoods ......................................................       15,000      788,438
 H.J. Heinz Co. .................................................       26,700    1,062,994
 PepsiCo, Inc. ..................................................       50,000    1,762,500
                                                                                 ----------
                                                                                  3,613,932
                                                                                 ----------
 Package Goods/Cosmetics 1.7%
 Colgate-Palmolive Co. ..........................................       20,900    1,358,500
 Procter & Gamble Co. ...........................................       18,100    1,983,081
                                                                                  ---------
                                                                                  3,341,581
                                                                                  ---------
 Health 6.8%
 Biotechnology 1.6%
 Amgen, Inc.* ...................................................       15,500      930,969
 Biogen, Inc.* ..................................................       13,200    1,115,400
 Genentech, Inc.* ...............................................        7,900    1,062,550
                                                                                 ----------
                                                                                  3,108,919
                                                                                 ----------
 Health Industry Services 0.5%
 Cigna Corp. ....................................................       11,500      926,469
                                                                                 ----------
 Medical Supply & Specialty 0.4%
 Baxter International, Inc. .....................................       12,500      785,156
                                                                                 ----------


    The accompanying notes are an integral part of the financial statements.


                             20 | Balanced Portfolio

                                        Shares       Value ($)
---------------------------------------------------------------

 Pharmaceuticals 4.3%
 Allergan, Inc.* ...................      18,000     895,500
 American Home Products Corp. ......      23,000     907,063
 Bristol-Myers Squibb Co. ..........      21,400   1,373,613
 Forest Laboratories, Inc.* ........      11,000     675,813
 Johnson & Johnson .................      14,400   1,341,000
 Merck & Co., Inc. .................      20,800   1,394,900
 Schering-Plough Corp. .............      17,700     746,719
 Warner-Lambert Co. ................      15,000   1,229,063
                                                   ---------
                                                   8,563,671
                                                   ---------
 Communications 5.0%
 Telephone/Communications
 AT&T Corp. ........................      29,000   1,471,750
 Bell Atlantic Corp. ...............      29,000   1,785,313
 BellSouth Corp. ...................      22,000   1,029,875
 GTE Corp. .........................      10,000     705,625
 Global Crossing Ltd.* .............      23,985   1,199,250
 MCI WorldCom, Inc.* ...............      36,675   1,946,067
 SBC Communicatons, Inc. ...........      38,000   1,852,500
                                                   ---------
                                                   9,990,380
                                                   ---------
 Financial 9.1%
 Banks 1.5%
 Chase Manhattan Corp. .............       6,000     466,125
 First Tennessee National Corp. ....      25,100     715,350
 J.P. Morgan & Co., Inc. ...........       5,700     721,763
 Wells Fargo Co. ...................      28,500   1,152,469
                                                   ---------
                                                   3,055,707
                                                   ---------
 Insurance 3.8%
 American International Group, Inc.       27,140   2,934,513
 Aon Corp. .........................      28,300   1,132,000
 Jefferson Pilot Corp. .............      16,000   1,092,000
 Marsh & McLennan Companies, Inc. ..      10,800   1,033,425
 St. Paul Companies, Inc. ..........      38,000   1,280,125
                                                   ---------
                                                   7,472,063
                                                   ---------
 Consumer Finance 3.1%
 American Express Co. ..............       8,100   1,346,625
 Capital One Finance Corp. .........      30,300   1,460,081
 Citigroup, Inc. ...................      35,500   1,972,469
 Household International, Inc. .....      34,300   1,277,675
                                                   ---------
                                                   6,056,850
                                                   ---------
 Other Financial Companies 0.7%
 Morgan Stanley Dean Witter & Co. ..      10,000   1,427,500
                                                   ---------
 Media 7.8%
 Advertising 1.1%
 Omnicom Group, Inc. ...............      22,100   2,210,000
                                                   ---------
 Broadcasting & Entertainment 4.5%
 CBS Corp.* ........................      22,000   1,406,625
 Clear Channel Communications, Inc.*      37,200   3,320,100
 Infinity Broadcasting Corp.* ......      61,381   2,221,225
 Univision Communication, Inc.* ....      18,600   1,900,688
                                                   ---------
                                                   8,848,638
                                                   ---------

    The accompanying notes are an integral part of the financial statements.


                            Balanced Portfolio | 21

                                            Shares       Value ($)
------------------------------------------------------------------
 Cable Television 1.4%
 AT&T Corp -- Liberty Media Group* ......      30,400   1,725,200
 Comcast Corp. "A" .....................      21,000   1,055,250
                                                       ---------
                                                       2,780,450
                                                       ---------
 Print Media 0.8%
 Tribune Co. ...........................      28,500   1,569,281
                                                       ---------
 Service Industries 2.5%
 EDP Services 1.9%
 Automatic Data Processing, Inc. .......      25,000   1,346,875
 Electronic Data Systems Corp. .........      25,800   1,726,988
 First Data Corp. ......................      13,400     660,788
                                                       ---------
                                                       3,734,651
                                                       ---------
 Environmental Services 0.1%
 Transocean Offshore Inc. ..............       4,791     161,397
                                                       ---------
 Printing/Publishing 0.5%
 McGraw-Hill, Inc. .....................      16,200     998,325
                                                       ---------
 Durables 1.3%
 Aerospace 1.0%
 United Technologies Corp. .............      29,000   1,885,000
                                                       ---------
 Telecommunications Equipment 0.3%
 Lucent Technologies, Inc. .............       8,500     635,906
                                                       ---------
 Manufacturing 4.8%
 Diversified Manufacturing 0.8%
 Tyco International Ltd. (New) .........      41,200   1,601,650
                                                       ---------
 Electrical Products 3.3%
 Emerson Electric Co. ..................      11,500     659,813
 General Electric Co. ..................      37,300   5,772,175
                                                       ---------
                                                       6,431,988
                                                       ---------
 Machinery/Components/Controls 0.7%
 Parker-Hannifin Corp. .................      28,000   1,436,750
                                                       ---------
 Technology 14.5%
 Computer Software 4.1%
 America Online, Inc.* .................      13,300   1,003,319
 Microsoft Corp.* ......................      44,200   5,160,350
 Oracle Corp.* .........................      18,000   2,017,125
                                                       ---------
                                                       8,180,794
                                                       ---------
 Diverse Electronic Products 3.2%
 Applied Materials, Inc.* ..............      14,600   1,849,638
 Motorola, Inc. ........................      12,400   1,825,900
 Solectron Corp.* ......................      15,500   1,474,438
 Teradyne, Inc.* .......................      16,900   1,115,400
                                                       ---------
                                                       6,265,376
                                                       ---------
 Electronic Components/Distributors 2.8%
 Altera Corp.* .........................      14,000     693,875
 Cisco Systems, Inc.* ..................      45,600   4,884,900
                                                       ---------
                                                       5,578,775
                                                       ---------

    The accompanying notes are an integral part of the financial statements.


                             22 | Balanced Portfolio

                                               Shares       Value ($)
------------------------------------------------------------------------

 Electronic Data Processing 0.8%
 Sun Microsystems, Inc.* ...................      19,500   1,510,031
                                                           ---------
 Semiconductors 2.6%
 Intel Corp. ...............................      48,600   4,000,388
 Linear Technology Corp. ...................      17,700   1,266,656
                                                           ---------
                                                           5,267,044
                                                           ---------
 Miscellaneous 1.0%
 Agilent Technologies, Inc.* ...............      25,700   1,986,917
                                                           ---------
 Energy 3.7%
 Oil & Gas Production 1.4%
 Coastal Corp. .............................      24,000     850,500
 Conoco, Inc. "A" ..........................      26,000     643,500
 Royal Dutch Petroleum Co. (New York shares)      21,500   1,299,406
                                                           ---------
                                                           2,793,406
                                                           ---------
 Oil Companies 1.6%
 Exxon Mobil Corp. .........................      31,501   2,537,799
 Texaco, Inc. ..............................      11,500     624,594
                                                           ---------
                                                           3,162,393
                                                           ---------
 Oilfield Services/Equipment 0.7%
 Schlumberger Ltd. .........................      24,700   1,389,375
                                                           ---------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $95,019,805)                        130,206,657
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $165,850,195) (b)  197,850,331
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Repurchase   agreements  are  fully  collateralized  by  U.S.  Treasury  or
     Government agency securities.

(a)  Effective maturities may be shorter due to prepayments.

(b) At December 31, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $166,052,604 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of market value over tax cost .. $ 37,441,362

     Aggregate gross unrealized  depreciation for all investments in
          which there is an excess of tax cost over market value ..    5,643,635
                                                                    ------------
     Net  unrealized appreciation ................................. $ 31,797,727
                                                                    ------------

--------------------------------------------------------------------------------

   Purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations), for the year ended December 31, 1999, aggregated $151,127,832 and $147,111,734, respectively.
   Purchases and sales of direct U.S. Government obligations for the year ended December 31, 1999 aggregated $32,973,206 and $21,536,196, respectively.


    The accompanying notes are an integral part of the financial statements.

                            Balanced Portfolio | 23


Financial Statements
------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio

------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
------------------------------------------------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $165,850,195) .................................................   $197,850,331
Cash ....................................................................................................            303
Dividends receivable ....................................................................................        108,277
Interest receivable .....................................................................................      1,013,138
Receivable for Portfolio shares sold ....................................................................         14,398
Other assets ............................................................................................            994
                                                                                                            ------------
Total assets ............................................................................................    198,987,441

Liabilities
------------------------------------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ...................................................................         44,438
Accrued management fee ..................................................................................         78,588
Accrued accounting fee ..................................................................................          5,553
Other accrued expenses and payables .....................................................................         14,263
                                                                                                            ------------
Total liabilities .......................................................................................        142,842
------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                        $198,844,599
------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .....................................................................      3,273,215
Net unrealized appreciation (depreciation) on investments ...............................................     32,000,136
Accumulated net realized gain (loss) ....................................................................     25,736,399
Paid-in capital .........................................................................................    137,834,849
------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                        $198,844,599
------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share ($198,844,599 / 12,343,386 outstanding shares of   ------------
   beneficial interest, no par value, unlimited number of shares authorized) ............................   $      16.11
                                                                                                            ------------


    The accompanying notes are an integral part of the financial statements.

                             24 | Balanced Portfolio

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,681) ............   $    730,258
Interest .......................................................      4,515,366
                                                                   ------------
Total Income ...................................................      5,245,624
                                                                   ------------
Expenses:
Management fee .................................................        856,252
Custodian fees .................................................         17,320
Accounting fees ................................................         67,097
Auditing .......................................................         20,973
Legal ..........................................................          4,206
Trustees' fees and expenses ....................................         16,996
Reports to shareholders ........................................          5,868
Registration fees ..............................................          2,355
Other ..........................................................          2,091
                                                                   ------------
Total expenses, before expense reductions ......................        993,158
Expense reductions .............................................           (364)
                                                                   ------------
Total expenses, after expense reductions .......................        992,794
--------------------------------------------------------------------------------
Net investment income (loss)                                          4,252,830
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     25,821,885
Foreign currency related transactions ..........................          4,549
                                                                   ------------
                                                                     25,826,434
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     (3,802,128)
                                                                   ------------
Net gain (loss) on investment transactions .....................     22,024,306
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 26,277,136
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                            Balanced Portfolio | 25


-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                                                                Years ended December 31,
                                                                                                  1999             1998
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $   4,252,830    $   3,706,213
Net realized gain (loss) on investment transactions ....................................      25,826,434       12,882,748
Net unrealized appreciation (depreciation) on investment transactions during the period       (3,802,128)      12,183,268
                                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations ........................      26,277,136       28,772,229
                                                                                           -------------    -------------
Distributions to shareholders from:
Net investment income ..................................................................      (2,004,275)      (3,532,592)
                                                                                           -------------    -------------
Net realized gains .....................................................................     (12,845,342)      (6,021,605)
                                                                                           -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................      54,478,502       36,814,365
Reinvestment of distributions ..........................................................      14,849,617        9,554,198
Cost of shares redeemed ................................................................     (43,542,988)     (22,327,861)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ................      25,785,131       24,040,702
                                                                                           -------------    -------------
Increase (decrease) in net assets ......................................................      37,212,650       43,258,734
Net assets at beginning of period ......................................................     161,631,949      118,373,215
Net assets at end of period (including undistributed net investment income of $3,273,215   -------------    -------------
   and $1,005,263, respectively) .......................................................   $ 198,844,599    $ 161,631,949
                                                                                           -------------    -------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period ..............................................      10,629,925        8,902,042
                                                                                           -------------    -------------
Shares sold ............................................................................       3,610,443        2,658,358
Shares issued to shareholders in reinvestment of distributions .........................       1,012,436          711,195
Shares redeemed ........................................................................      (2,909,418)      (1,641,670)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................       1,713,461        1,727,883
                                                                                           -------------    -------------
Shares outstanding at end of period ....................................................      12,343,386       10,629,925
                                                                                           -------------    -------------

    The accompanying notes are an integral part of the financial statements.


                             26 | Balanced Portfolio


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

Balanced Portfolio

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years ended December 31,                                                           1999     1998    1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $15.21   $13.30  $11.61   $10.95   $ 8.97
                                                                                 -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                                                      .35      .37     .34      .31      .30
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions               1.85     2.56    2.32      .95     2.04
                                                                                 -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                 2.20     2.93    2.66     1.26     2.34
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                           (.18)    (.36)   (.33)    (.30)    (.30)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                  (1.12)    (.66)   (.64)    (.30)    (.06)
                                                                                 -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                            (1.30)   (1.02)   (.97)    (.60)    (.36)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $16.11   $15.21  $13.30   $11.61   $10.95
                                                                                 -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                  15.32    23.19   24.21    11.89    26.67
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                              199      162     118       88       68
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses (%)                                                     .55      .56     .57      .60      .65
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                          2.36     2.71    2.73     2.82     3.01
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                          98       74      43       68       88
-----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.



                            Balanced Portfolio | 27

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 1999

Growth and Income Portfolio

Dear Shareholders,

Throughout the year performance was dominated by a small number of large-cap, high growth stocks with generally high valuations. This trend was driven primarily by high expectations for technology and Internet stocks. The spectacular performance of this small group came at the expense of value stocks. The disparity between growth and value stocks was clearly evident in the returns of the unmanaged Russell 1000 Growth Index and the Russell 1000 Value Index, which gained 33.16% and 7.35%, respectively. Thus, portfolios with value characteristics -- such as this portfolio -- experienced modest returns. For the 12 months ended December 31, 1999, Class A shares returned 5.80%, which compares to the 21.04% return of the S&P 500 Index.

At midyear, the portfolio's investment criteria were enhanced to increase the number of ways we determine if a stock is attractively valued. Historically, we have identified undervalued companies primarily based on above-average dividend yields relative to the S&P 500. Because yields have declined and corporations are generally placing less emphasis on dividends, we expanded our valuation criteria to include additional measures, such as price/earnings and price/cash flow ratios. Now the portfolio can invest in a stock that is deemed attractive by one of several valuation measures, even if the stock does not pay an above-average dividend.

Over the year, the portfolio benefited from good stock selection in a number of sectors, including communications (Sprint, Global Crossing, Alltel, Bell Atlantic, and GTE), energy (Total Fina), and construction (Weyerhaeuser and Georgia Pacific). However, gains from these stocks were not enough to keep up with the spectacular gains of technology stocks. Over most of the year the portfolio's exposure to tech stocks was limited by our relative dividend yield strategy, which excluded stocks that pay little or no dividends -- a characteristic of tech stocks. We did participate indirectly in tech through holdings such as Corning, a leader in fiber optics that is helping customers meet the enormous demand for additional bandwidth for the Internet. With the introduction of the portfolio's enhanced criteria in the second half, we significantly increased the portfolio's direct exposure to technology, which helped performance. However, the portfolio's tech position was still less then that of the S&P 500. Weak stock selection in the finance (XL Capital, First Union, Banc One, and FleetBoston Financial) and manufacturing sectors (Lyondell Petrochemical) detracted from performance over the year.

While the current environment has heavily favored a handful of high priced growth stocks, we believe that the portfolio's broadened investment universe will provide us with additional opportunities to outperform our benchmark. Going forward, we will continue to pursue a three-tiered investment process focused on stocks with attractive valuations, solid fundamentals, and risk management.

Sincerely,

Your Portfolio Management Team


/s/Kathleen T. Millard                                 /s/Benjamin W. Thorndike
Kathleen T. Millard                                    Benjamin W. Thorndike
Lead Portfolio Manager                                 Portfolio Manager


/s/Gregory S. Adams
Gregory S. Adams
Portfolio Manager


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
Management focuses on stocks with attractive valuations, solid fundamentals, and controlling risk.
--------------------------------------------------------------------------------


                                       28 | Growth and Income Portolio

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Growth and Income Portfoliofolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

         Growth and Income Portfolio --
                 Class A*                  S&P 500 Index

               5/94*   10000               5/94*       10000
               12/94   10235               12/94       10397
               12/95   13483               12/95       14304
               12/96   16472               12/96       17588
               12/97   21491               12/97       23458
               12/98   23035               12/98       30164
               12/99   24370               12/99       36512



The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.



Growth and Income Portfolio -- Class A*                                 S&P 500 Index
---------------------------------------------------------------  -------------------------------------------------------------
                                          Total Return                                                    Total Return
                                   ---------------------------                                     ---------------------------
Period Ended         Growth of                      Average       Period Ended        Growth of                    Average
12/31/1999            $10,000       Cumulative       Annual       12/31/1999           $10,000      Cumulative      Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $  10,580         5.80%          5.80%       1 Year             $  12,104        21.04%         21.04%
-------------------------------------------------------------    ------------------------------------------------------------
5 Year              $  23,811       138.11%         18.95%       5 Year             $  35,116       251.16%         28.54%
-------------------------------------------------------------    ------------------------------------------------------------
Life of Portfolio*  $  24,980       149.80%         17.53%       Life of Portfolio* $  36,512       265.12%         25.64%
-------------------------------------------------------------    ------------------------------------------------------------

* The Portfolio commenced operations on May 2, 1994. On May 1, 1997, existing shares were redesignated as Class A shares.


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

           Growth and Income Portfolio
                  -- Class B               S&P 500 Index

               5/1/97** 10000              5/1/97**  10000
               6/97     10540                6/97    11085
               12/97    11601               12/97    12258
               6/98     12745                6/98    14430
               12/98    12407               12/98    15762
               6/99     13841                6/99    17714
               12/99    13087               12/99    19079



The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.


Growth and Income Portfolio -- Class B                            S&P 500 Index
-------------------------------------------------------------    ------------------------------------------------------------
                                          Total Return                                                    Total Return
                                  ---------------------------                                     ---------------------------
Period Ended         Growth of                       Average      Period Ended        Growth of                     Average
12/31/1999            $10,000      Cumulative        Annual       12/31/1999           $10,000      Cumulative      Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $  10,548         5.48%          5.48%       1 Year             $  12,104        21.04%         21.04%
-------------------------------------------------------------    ------------------------------------------------------------
Life of Portfolio** $  13,863        38.63%         13.02%       Life of Portfolio**$  19,079        90.79%         27.36%
-------------------------------------------------------------    ------------------------------------------------------------


**   The Portfolio commenced selling Class B shares on May 1, 1997.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns for the Life of the Portfolio for Class A would have been lower if the Portfolio's expenses were not maintained.



                        Growth and Income Portolio | 29

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 1999

Growth and Income Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Equity Securities               88%          Sector breakdown of the
Cash Equivalents                12%          Portfolio's equity holdings
------------------------------------
                               100%          Financial                      19%
------------------------------------         Manufacturing                  15%
                                             Communications                 14%
                                             Technology                     13%
                                             Energy                         10%
                                             Health                          7%
                                             Consumer Staples                5%
                                             Service Industries              4%
                                             Durables                        3%
                                             Other                          10%
                                             -----------------------------------
                                                                           100%
                                             -----------------------------------

A broadening of the portfolio's selection criteria resulted in an increase in technology stocks while maintaining its value and blend fund investment style.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(26% of Portfolio)

     1.   Corning, Inc.
          Specialty glass manufacturer

     2.   Total Fina SA
          International oil and gas exploration and production

     3.   Dow Chemical Co.
          Chemical producer

     4.   BellSouth Corp.
          Telecommunication services

     5.   Oracle Corp.
          Database management software

     6.   General Electric Co.
          Producer of electrical equipment

     7.   Intel Corp.
          Producer of semiconductor memory circuits

     8.   Microsoft Corp.
          Developer of computer software

     9.   GTE Corp.
          Telecommunication company

     10.  Citigroup, Inc.
          Diversified financial services company


                         30 | Growth and Income Portolio


Investment Portfolio                                                                       as of December 31, 1999
------------------------------------------------------------------------------------------------------------------

Growth and Income Portfolio
                                                                                          Principal
                                                                                          Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.8%
------------------------------------------------------------------------------------------------------------------
 State Street Bank and Trust Company, 2.8%, to be repurchased at $8,049,878 on 1/3/2000                ---------
    (Cost $8,048,000)** ..............................................................    8,048,000    8,048,000
                                                                                                       ---------
------------------------------------------------------------------------------------------------------------------
Short-Term Investments 8.0%
------------------------------------------------------------------------------------------------------------------
                                                                                                      ----------
 Federal Home Loan Mortgage Corp., 1/3/2000 (Cost $16,998,583) .......................   17,000,000   16,998,583
                                                                                                      ----------
                                                                                             Shares
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Common Stocks 88.2%
------------------------------------------------------------------------------------------------------------------
 Consumer Discretionary 1.7%
 Department & Chain Stores
 Wal-Mart Stores, Inc. ...............................................................       53,300    3,684,363
                                                                                                       ---------
 Consumer Staples 4.5%
 Alcohol & Tobacco 1.1%
 Anheuser-Busch Companies, Inc. ......................................................       34,500    2,445,188
                                                                                                       ---------
 Food & Beverage 1.6%
 H.J. Heinz Co. ......................................................................       46,700    1,859,244
 PepsiCo, Inc. .......................................................................       44,400    1,565,100
                                                                                                       ---------
                                                                                                       3,424,344
                                                                                                       ---------
 Package Goods/Cosmetics 1.8%
 Avon Products, Inc. .................................................................      114,300    3,771,900
                                                                                                       ---------
 Health 6.6%
 Hospital Management 0.4%
 Columbia/HCA Healthcare Corp. .......................................................       26,100      765,056
                                                                                                       ---------
 Pharmaceuticals 6.2%
 American Home Products Corp. ........................................................       96,300    3,797,831
 Bristol-Myers Squibb Co. ............................................................       40,600    2,606,013
 Glaxo Wellcome PLC (ADR) ............................................................       31,700    1,771,238
 Johnson & Johnson ...................................................................       37,700    3,510,813
 SmithKline Beecham PLC (ADR) ........................................................       25,300    1,630,269
                                                                                                      ----------
                                                                                                      13,316,164
                                                                                                      ----------
 Communications 12.2%
 Telephone/Communications
 AT&T Corp. ..........................................................................       21,600    1,096,200
 Alltel Corp. ........................................................................       26,200    2,166,413
 Bell Atlantic Corp. .................................................................       55,950    3,444,422
 BellSouth Corp. .....................................................................      126,200    5,907,738
 GTE Corp. ...........................................................................       58,500    4,127,906
 Global Crossing Ltd. ................................................................       56,470    2,823,500
 SBC Communications, Inc. ............................................................       77,080    3,757,650
 Sprint Corp. ........................................................................       41,400    2,786,738
                                                                                                      ----------
                                                                                                      26,110,567
                                                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                        Growth and Income Portolio | 31

                                           Shares       Value ($)
-----------------------------------------------------------------

 Financial 16.4%
 Banks 4.5%
 Chase Manhattan Corp. ................       43,700    3,394,944
 First Union Corp. ....................       46,408    1,522,763
 FleetBoston Financial Corp. ..........       58,600    2,040,013
 J.P. Morgan & Co., Inc. ..............        7,100      899,038
 US Bancorp ...........................       77,100    1,835,944
                                                       ----------
                                                        9,692,702
                                                       ----------
 Insurance 5.4%
 American International Group, Inc. ...       30,900    3,341,063
 Marsh & McLennan Companies, Inc. .....       36,500    3,492,594
 St. Paul Companies, Inc. .............       74,700    2,516,456
 XL Capital Ltd. "A" ..................       41,942    2,175,741
                                                       ----------
                                                       11,525,854
                                                       ----------
 Consumer Finance 3.1%
 American Express Co. .................        8,300    1,379,875
 Citigroup, Inc. ......................       74,100    4,117,181
 SLM Holding Corp. ....................       28,200    1,191,450
                                                       ----------
                                                        6,688,506
                                                       ----------
 Other Financial Companies 3.1%
 Federal National Mortgage Association        55,800    3,484,013
 Morgan Stanley Dean Witter & Co. .....       21,000    2,997,750
                                                       ----------
                                                        6,481,763
                                                       ----------
 Real Estate 0.3%
 General Growth Properties, Inc. (REIT)       21,800      610,400
                                                       ----------
 Media 1.8%
 Broadcasting & Entertainment 1.1%
 Walt Disney Co. ......................       80,100    2,342,925
                                                       ----------
 Cable Television 0.7%
 Comcast Corp. "A" ....................       28,100    1,412,025
                                                       ----------
 Service Industries 3.2%
 EDP Services 1.5%
 Electronic Data Systems Corp. ........       47,700    3,192,919
                                                       ----------
 Printing/Publishing 1.7%
 McGraw-Hill, Inc. ....................       61,300    3,777,613
                                                       ----------
 Durables 2.8%
 Aerospace 1.1%
 Rockwell International Corp. .........       48,200    2,307,575
                                                       ----------
 Automobiles 1.7%
 Ford Motor Co. .......................       66,800    3,569,625
 Meritor Automotive, Inc. .............        1,033       20,014
                                                       ----------
                                                        3,589,639
                                                       ----------
 Manufacturing 13.0%
 Chemicals 3.4%
 Dow Chemical Co. .....................       44,900    5,999,763
 E.I. du Pont de Nemours & Co. ........       19,300    1,271,388
                                                       ----------
                                                        7,271,151
                                                       ----------

    The accompanying notes are an integral part of the financial statements.


                         32 | Growth and Income Portolio

                                                  Shares     Value ($)
----------------------------------------------------------------------

 Diversified Manufacturing 2.4%
 General Electric Co. ......................       32,700    5,060,325
                                                            ----------
 Electrical Products 0.8%
 Emerson Electric Co. ......................       31,400    1,801,575
                                                            ----------
 Industrial Specialty 4.8%
 Corning, Inc. .............................       79,800   10,289,213
                                                            ----------
 Machinery/Components/Controls 1.6%
 Parker-Hannifin Corp. .....................       64,400    3,304,525
                                                            ----------
 Technology 11.5%
 Computer Software 6.9%
 America Online, Inc.* .....................       37,200    2,806,275
 Computer Associates International, Inc. ...       35,900    2,510,756
 Microsoft Corp.* ..........................       35,400    4,132,950
 Oracle Systems Corp.* .....................       47,600    5,334,175
                                                            ----------
                                                            14,784,156
                                                            ----------
 Electronic Data Processing 2.3%
 Compaq Computer Corp. .....................       37,400    1,012,138
 Hewlett-Packard Co. .......................       11,200    1,276,100
 International Business Machines Corp. .....       22,800    2,462,400
                                                            ----------
                                                             4,750,638
                                                            ----------
 Semiconductors 2.3%
 Intel Corp. ...............................       60,100    4,946,981
                                                            ----------
 Energy 8.6%
 Oil & Gas Production 1.8%
 Conoco, Inc. "A" ..........................       68,900    1,705,275
 Conoco, Inc. "B" ..........................            1           25
 Royal Dutch Petroleum Co. (New York shares)       36,400    2,199,925
                                                            ----------
                                                             3,905,225
                                                            ----------
 Oil Companies 6.2%
 Exxon Mobil Corp. .........................       49,307    3,972,295
 Texaco, Inc. ..............................       52,600    2,856,838
 Total Fina SA (ADR) .......................       92,690    6,418,783
                                                            ----------
                                                            13,247,916
                                                            ----------
 Oilfield Services/Equipment 0.6%
 Schlumberger Ltd. .........................       18,700    1,051,875
 Transocean Offshore Inc. ..................        3,628      122,212
                                                            ----------
                                                             1,174,087
                                                            ----------
 Metals & Minerals 0.6%
 Steel & Metals
 Alcoa, Inc. ...............................       15,100    1,253,300
 Oregon Steel Mills, Inc. ..................        9,300       73,819
                                                            ----------
                                                             1,327,119
                                                            ----------
 Construction 1.6%
 Forest Products
 Weyerhaeuser Co.* .........................       48,800    3,504,450
                                                            ----------
 Transportation 1.6%
 Airlines 0.6%
 AMR Corp.* ................................       18,900    1,266,300
                                                            ----------

    The accompanying notes are an integral part of the financial statements.


                        Growth and Income Portolio | 33

                                                          Shares       Value ($)
--------------------------------------------------------------------------------

 Railroads 1.0%
 CSX Corp. ................................................  5,200     2,045,640
                                                                       ---------
[GRAPHIC OMITTED]
 Utilities 2.1%
 Electric Utilities
 ScottishPower PLC (ADR) ..................................  9,368     1,942,304
 Unicom Corp. .............................................  6,100     2,549,350
                                                                       ---------
                                                                       4,491,654
                                                                       ---------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $155,912,980) ...................          188,310,458
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $180,959,563) (a)         213,357,041
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Repurchase   agreements  are  fully  collateralized  by  U.S.  Treasury  or
     Government agency securities.

(a) At December 31, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $181,060,229 was as follows:

     Aggregate gross unrealized  appreciation for all investments in which there is an excess of market value over tax cost ....$38,460,498

     Aggregate gross unrealized  depreciation for all investments in which there is an excess of tax cost over market value ....  6,163,686
                                                                     -----------
     Net  unrealized appreciation ...................................$32,296,812
                                                                     -----------

--------------------------------------------------------------------------------

   Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1999, aggregated $125,066,157 and $135,662,743, respectively.

--------------------------------------------------------------------------------

   From November 1, 1999 through December 31, 1999 the Portfolio incurred approximately $3,839,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to defer these losses and treat them as arising in the fiscal year ended December 31, 2000.

    The accompanying notes are an integral part of the financial statements.


                         34 | Growth and Income Portolio

Financial Statements
--------------------------------------------------------------------------------

Growth and Income Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $180,959,563) .   $ 213,357,041
Dividends receivable ....................................         275,345
Interest receivable .....................................             626
Receivable for Portfolio shares sold ....................         422,718
Foreign taxes recoverable ...............................          37,702
                                                            -------------
Total assets ............................................     214,093,432

Liabilities
--------------------------------------------------------------------------------
Due to custodian bank ...................................           2,030
Payable for Portfolio shares redeemed ...................         238,552
Accrued management fee ..................................          81,549
Accrued accounting fee ..................................           6,892
Other accrued expenses and payables .....................          60,387
                                                            -------------
Total liabilities .......................................         389,410
--------------------------------------------------------------------------------
Net assets, at value ....................................   $ 213,704,022
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .....................       2,764,198
Net unrealized appreciation (depreciation) on investments      32,397,478
Accumulated net realized gain (loss) ....................        (325,485)
Paid-in capital .........................................     178,867,831
--------------------------------------------------------------------------------
Net assets, at value ....................................   $ 213,704,022
--------------------------------------------------------------------------------
Class A

Net  asset  value,  offering  and  redemption  price per share
     ($199,864,689 / 18,237,831  outstanding  shares  of  beneficial     -------
     interest, no par value, unlimited number of shares authorized) ...  $ 10.96
                                                                         -------
Class B

Netasset value, offering and redemption price per share
     ($13,839,333 / 1,266,642 outstanding shares of beneficial           -------
     interest,  no par value,  unlimited number of shares authorized)..  $ 10.93
                                                                         -------

    The accompanying notes are an integral part of the financial statements.

                        Growth and Income Portolio | 35

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $68,842) .............    4,718,075
Interest .........................................................      497,603
                                                                   ------------
Total income .....................................................    5,215,678
                                                                   ------------
Expenses:
Management fee ...................................................      968,354
Custodian fee ....................................................       19,682
Accounting fee ...................................................       80,118
Distribution fees (Class B) ......................................       36,055
Auditing .........................................................       19,873
Legal ............................................................        7,063
Trustees' fees and expenses ......................................       17,946
Reports to shareholders ..........................................        6,755
Registration fees ................................................          738
Other ............................................................        6,046
                                                                   ------------
Total expenses, before expense reductions ........................    1,162,630
Expense reductions ...............................................         (480)
                                                                   ------------
Total expenses, after expense reductions .........................    1,162,150
--------------------------------------------------------------------------------
Net investment income (loss)                                          4,053,528
--------------------------------------------------------------------------------


Net realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ......................................................     (424,848)
Foreign currency related transactions ............................       (1,075)
                                                                   ------------
                                                                       (425,923)
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ......................................................    7,061,492
Foreign currency related transactions ............................          (66)
                                                                   ------------
                                                                      7,061,426
                                                                   ------------
Net gain (loss) on investment transactions .......................    6,635,503
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 10,689,031
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         36 | Growth and Income Portolio


-------------------------------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------

                                                                                     Years ended December 31,
Increase (Decrease) in Net Assets                                                                1999             1998
-------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $   4,053,528    $   4,408,892
Net realized gain (loss) ...............................................................        (425,923)      14,139,726
Net unrealized appreciation (depreciation) on investment transactions during the period        7,061,426       (7,231,709)
                                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations ........................      10,689,031       11,316,909
                                                                                           -------------    -------------
Distributions to shareholders from:
Net investment income:
Class A ................................................................................      (2,084,300)      (3,753,510)
                                                                                           -------------    -------------
Class B ................................................................................        (145,438)        (233,817)
                                                                                           -------------    -------------
Net realized gains:
Class A ................................................................................     (13,310,859)     (10,931,939)
                                                                                           -------------    -------------
Class B ................................................................................      (1,061,031)        (570,394)
                                                                                           -------------    -------------
Portfolio share transactions:
Class A
Proceeds from shares sold ..............................................................      84,060,024       75,991,394
Reinvestment of distributions ..........................................................      15,395,159       14,685,449
Cost of shares redeemed ................................................................     (78,589,880)     (59,210,902)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Class A share transactions ..................      20,865,303       31,465,941
                                                                                           -------------    -------------
Class B
Proceeds from shares sold ..............................................................       2,289,092        9,860,282
Reinvestment of distributions ..........................................................       1,206,469          804,210
Cost of shares redeemed ................................................................      (3,472,243)      (2,833,290)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Class B share transactions ..................          23,318        7,831,202
                                                                                           -------------    -------------
Increase (decrease) in net assets ......................................................      14,976,024       35,124,392
Net assets at beginning of period ......................................................     198,727,998      163,603,606
Net assets at end of period (including undistributed net investment income of $2,764,198   -------------    -------------
   and $1,276,374, respectively)                                                           $ 213,704,022    $ 198,727,998
                                                                                           -------------    -------------
Other Information
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ..............................................      16,394,977       13,656,612
                                                                                           -------------    -------------
Shares sold ............................................................................       7,593,339        6,776,744
Shares issued to shareholders in reinvestment of distributions .........................       1,356,967        1,299,618
Shares redeemed ........................................................................      (7,107,452)      (5,337,997)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................       1,842,854        2,738,365
                                                                                           -------------    -------------
Shares outstanding at end of period ....................................................      18,237,831       16,394,977
                                                                                           -------------    -------------
Class B
Shares outstanding at beginning of period ..............................................       1,267,444          593,475
                                                                                           -------------    -------------
Shares sold ............................................................................         207,208          859,390
Shares issued to shareholders in reinvestment of distributions .........................         106,495           71,382
Shares redeemed ........................................................................        (314,505)        (256,803)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................            (802)         673,969
                                                                                           -------------    -------------
Shares outstanding at end of period ....................................................       1,266,642        1,267,444
                                                                                           -------------    -------------

    The accompanying notes are an integral part of the financial statements.


                        Growth and Income Portolio | 37


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

Growth and Income Portfolio

The following tables include selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Class A (b)

-----------------------------------------------------------------------------------------------------------------------------
Years ended December 31,                                                           1999     1998    1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $11.25   $11.48  $ 9.37   $ 7.98   $ 6.26
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                        .22      .27     .27      .27      .23
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                  .46      .54    2.47     1.46     1.72
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                  .68      .81    2.74     1.73     1.95
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             (.13)    (.25)   (.26)    (.23)    (.19)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                     (.84)    (.79)   (.37)    (.11)    (.04)
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                             (.97)   (1.04)   (.63)    (.34)    (.23)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $10.96   $11.25  $11.48   $ 9.37   $ 7.98
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                   5.80     7.18   30.47    22.17    31.74
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                              200      184     157       91       52
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                               .55      .56     .58      .66      .75
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                          2.01     2.41    2.54     3.14     3.18
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                          65       39      28       32       24
-----------------------------------------------------------------------------------------------------------------------------

Class B

-----------------------------------------------------------------------------------------------------------------------------
Years ended December 31,                                                                            1999     1998    1997(c)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                              $11.24   $11.47   $ 9.44
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                         .19      .25      .14
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                   .46      .54     2.02
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                   .65      .79     2.16
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                              (.12)    (.23)    (.13)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                      (.84)    (.79)       --
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                              (.96)   (1.02)    (.13)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                    $10.93   $11.24   $11.47
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                                    5.48     6.95   22.89**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                14       14        7
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                                                .80      .79     .80*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                           1.76     2.20    2.13*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                           65       39       28
-----------------------------------------------------------------------------------------------------------------------------


(a)  Based on monthly average shares outstanding during the period.

(b)  On May 1, 1997 existing shares were redesignated as Class A shares.

(c) For the period May 1, 1997 (commencement of sale of Class B shares) to December 31, 1997.

*    Annualized

**   Not annualized



                         38 | Growth and Income Portolio

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 1999

Capital Growth Portfolio

Dear Shareholders,

Throughout 1999, growth-company stocks outperformed virtually all other sectors of the equity market. This outperformance was due in part to an unwinding of a worldwide financial crisis, which led to concerns of stronger growth and higher interest rates. In this environment, investors looked for higher-quality, well-known companies that they believed could weather periods of uncertainty. Many of these companies were in telecommunications and technology. The need for communications infrastructure is increasing exponentially as the Internet grows, and the technology and telecommunications businesses are rapidly blending together as a result. We believe the companies at the forefront of this convergence will experience the fastest growth, which should in turn justify their higher earnings multiples. Examples of stocks in this category that have performed well for us are Sun Microsystems, EMC, Cisco Systems, Corning, and Oracle.

The strength of these and other stocks has been reflected in the performance of the portfolio. For the 12 months ended December 31, 1999, Class A shares returned 35.23%, compared with the 21.04% return of the portfolio's unmanaged benchmark, the S&P 500. The portfolio's return placed it ahead of the 31.48% average of the Lipper growth fund category.^1 While we believe the portfolio has benefited from our disciplined stock selection, as well as a market climate that was favorable to our investment universe, we also feel that our approach of looking for growth at a reasonable price should allow us to outperform in an environment that is less favorable for growth stocks.

Outside of technology and telecommunications, we continue to favor the media and health care sectors. While both have seen periods of volatility in recent months, we feel that our holdings in these industries should show continued strong earnings growth over time, and are taking advantage of market dips to add to our positions. We have been trimming our positions in retail and pharmaceutical stocks, two sectors that may be experiencing declining growth rates.

Similarly, we trimmed our holdings in financial services companies based on our belief that their growth rates going forward will be hampered by rising interest rates, slowing revenue growth, and widening lending spreads.

We have taken two important lessons from the markets' performance over the past few years. First, it has not paid to underestimate the resilience of the U.S. economy or the ability of the central bankers to keep things on an even keel. Second, it has once again proven worthwhile to keep a long-term view and to avoid the temptation to sell when market conditions deteriorate. While we remain cautious on the outlook for the months ahead, especially with the Federal Reserve in a tightening mode, we believe the portfolio will continue to benefit from our disciplined investment style.

Sincerely,

Your Portfolio Management Team


/s/William F. Gadsden                               /s/Bruce F. Beaty

William F. Gadsden                                  Bruce F. Beaty
Co-Lead Portfolio Manager                           Co-Lead Portfolio Manager



^1 Source: Lipper Analytical Services, Inc. is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended December 31, 1999, Scudder Variable Life
   Fund: Capital Growth Portfolio's A Shares Lipper ranking was 60 out of 179 funds for the one-year period, 30 out of 113 funds for the three-year period, 33 out of 87 for the five-year period, and 18 out of 40 for the ten-year period. Past performance does not guarantee future results.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
The need for communications infrastructure is rapidly increasing as the Internet grows, to the benefit of technology and telecommunications businesses.
--------------------------------------------------------------------------------

                        Capital Growth Portfolio | 39

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Capital Growth Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------


THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE



       Capital Growth Portfolio
           -- Class A*              S&P 500 Index

            89   10000               89     10000
            90    9252               90      9690
            91   12913               91     12642
            92   13742               92     13609
            93   16611               93     14980
            94   15005               94     15177
            95   19303               95     20880
            96   23190               96     25673
            97   31482               97     34242
            98   38794               98     44029
            99   52462               99     53295


                        Yearly periods ended December 31



The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.


Capital Growth Portfolio -- Class A*                               S&P 500 Index
---------------------------------------------------------------  ------------------------------------------------------------
                                          Total Return                                                    Total Return
                                  ---------------------------                                     ---------------------------
Period Ended         Growth of     Cumulative      Average       Period Ended        Growth of     Cumulative      Average
12/31/1999            $10,000                       Annual       12/31/1999           $10,000                       Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $  13,523        35.23%         35.23%       1 Year             $  12,104        21.04%         21.04%
-------------------------------------------------------------    ------------------------------------------------------------
5 Year              $  34,963       249.63%         28.45%       5 Year             $  35,116       251.16%         28.54%
-------------------------------------------------------------    ------------------------------------------------------------
10 Year             $  52,462       424.62%         18.03%       10 Year            $  53,295       432.95%         18.20%
-------------------------------------------------------------    ------------------------------------------------------------

*    On May 12, 1997, existing shares were redesignated as Class A shares.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE


             Capital Growth Portfolio
                  -- Class B                    S&P 500 Index

                 5/97**   10000                 5/97**   10000
                 6/97     10581                 6/97     10449
                 12/97    11569                 12/97    11554
                 6/98     13391                 6/98     13601
                 12/98    14222                 12/98    14857
                 6/99     15776                 6/99     16697
                 12/99    19183                 12/99    17984



The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.


Capital Growth Portfolio -- Class B                                  S&P 500 Index
---------------------------------------------------------------  ------------------------------------------------------------
                                          Total Return                                                    Total Return
                                  ---------------------------                                     ---------------------------
Period Ended         Growth of                     Average       Period Ended        Growth of                      Average
12/31/1999            $10,000       Cumulative      Annual       12/31/1999           $10,000      Cumulative       Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $  13,488        34.88%         34.88%       1 Year              $  12,104        21.04%         21.04%
-------------------------------------------------------------    ------------------------------------------------------------
Life of Portfolio** $  19,566        95.66%         28.97%       Life of Portfolio** $  17,984        79.84%         25.47%
-------------------------------------------------------------    ------------------------------------------------------------

** The Portfolio commenced selling Class B shares on May 12, 1997. Index comparisons began on May 31, 1997.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                         40 | Capital Growth Portfolio

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 1999

Capital Growth Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Equity Securities               97%           Sector breakdown of the
Cash Equivalents                 3%           Portfolio's equity holdings
------------------------------------
                               100%           Technology                     26%
------------------------------------          Health                         13%
                                              Consumer Discretionary         10%
                                              Financial                       9%
                                              Media                           9%
                                              Consumer Staples                8%
                                              Manufacturing                   7%
                                              Communications                  6%
                                              Energy                          6%
                                              Other                           6%
                                              ----------------------------------
                                                                            100%
                                              ----------------------------------

Outside of technology, the portfolio has focused on media and health care, where we have used market dips to add to positions in companies that we believe have good earnings growth outlooks.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(27% of Portfolio)

     1.   Microsoft Corp.
          Developer of computer software

     2.   Home Depot, Inc.
          Building materials and home improvement stores

     3.   Intel Corp.
          Producer of semiconductor memory circuits

     4.   General Electric Co.
          Producer of electrical equipment

     5. AT&T Corp. -- Liberty Media Group Holding company of entertainment networks

     6.   Oracle Systems Corp.
          Database management software

     7.   Procter & Gamble Co.
          Diversified manufacturer of consumer products

     8.   Royal Dutch Petroleum Co.
          International energy company

     9.   America Online, Inc.
          Provider of online computer services

     10.  EMC Corp.
          Manufacturer of enhancement products for computer products


                        Capital Growth Portfolio | 41

Investment Portfolio                                                             as of December 31, 1999
--------------------------------------------------------------------------------------------------------

Capital Growth Portfolio

                                                                             Principal
                                                                            Amount ($)     Value ($)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.4%
--------------------------------------------------------------------------------------------------------
 State Street Bank and Trust Company, 2.8%, to be repurchased                               ------------
     at $30,208,047 on 1/3/2000 (Cost $30,201,000)** .......................   30,201,000   30,201,000
                                                                                            ------------
--------------------------------------------------------------------------------------------------------
Short-Term Investments 0.4%
--------------------------------------------------------------------------------------------------------
                                                                                            ------------
 Federal Home Loan Mortgage Corp., 1/3/2000 (Cost $4,999,583) ..............    5,000,000    4,999,583
                                                                                           ------------

                                                                                  Shares
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Common Stocks 97.2%
--------------------------------------------------------------------------------------------------------
 Consumer Discretionary 10.0%
 Department & Chain Stores 7.3%
 Dayton Hudson Corp. .......................................................      317,400   23,309,063
 Home Depot, Inc. ..........................................................      580,950   39,831,384
 Wal-Mart Stores, Inc. .....................................................      284,000   19,631,500
 Walgreen Co. ..............................................................      320,100    9,362,925
                                                                                           ------------
                                                                                            92,134,872
                                                                                           ------------
 Recreational Products 0.5%
 Premier Parks, Inc.* ......................................................      240,200    6,935,775
                                                                                           ------------
 Restaurants 1.2%
 McDonald's Corp. ..........................................................      374,100   15,080,906
                                                                                           ------------
 Specialty Retail 1.0%
 Circuit City Stores, Inc. .................................................      267,800   12,067,738
                                                                                           ------------
 Consumer Staples 7.9%
 Alcohol & Tobacco 0.9%
 Anheuser-Busch Companies, Inc. ............................................      156,400   11,084,850
                                                                                           ------------
 Food & Beverage 2.6%
 Bestfoods .................................................................      298,500   15,689,906
 PepsiCo, Inc. .............................................................      478,000   16,849,500
                                                                                           ------------
                                                                                            32,539,406
                                                                                           ------------
 Package Goods/Cosmetics 4.4%
 Colgate-Palmolive Co. .....................................................      201,700   13,110,500
 Gillette Co. ..............................................................      355,800   14,654,513
 Procter & Gamble Co. ......................................................      253,500   27,774,094
                                                                                           ------------
                                                                                            55,539,107
                                                                                           ------------
 Health 12.8%
 Biotechnology 2.4%
 Amgen, Inc.* ..............................................................      151,700    9,111,481
 Genentech, Inc.* ..........................................................       86,400   11,620,800
 MedImmune, Inc.* ..........................................................       57,300    9,504,638
                                                                                           ------------
                                                                                            30,236,919
                                                                                           ------------
 Health Industry Services 0.4%
 IMS Health, Inc. ..........................................................      193,100    5,249,906
                                                                                           ------------


    The accompanying notes are an integral part of the financial statements.

                         42 | Capital Growth Portfolio

                                               Shares       Value ($)
------------------------------------------------------------------------

 Medical Supply & Specialty 2.0%
 Baxter International, Inc. ..........       272,300    17,103,844
 VISX, Inc.* .........................       138,000     7,141,500
                                                        ----------
                                                        24,245,344
                                                        ----------
 Pharmaceuticals 8.0%
 Allergan, Inc. ......................       230,800    11,482,300
 American Home Products Corp. ........       350,700    13,830,731
 Bristol-Myers Squibb Co. ............       200,200    12,850,338
 Johnson & Johnson ...................       225,100    20,962,438
 Merck & Co., Inc. ...................       153,700    10,307,506
 Schering-Plough Corp. ...............       218,050     9,198,984
 Warner-Lambert Co. ..................       267,300    21,901,894
                                                       -----------
                                                       100,534,191
                                                       -----------
 Communications 6.0%
 Cellular Telephone 1.8%
 Nokia Oyj "A" (ADR) .................       116,500    22,135,000
                                                        ----------
 Telephone/Communications 4.2%
 Bell Atlantic Corp. .................       239,300    14,731,906
 JDS Uniphase Corp.* .................        75,200    12,130,700
 MCI WorldCom, Inc.* .................       496,425    26,341,552
                                                        ----------
                                                        53,204,158
                                                        ----------
 Financial 8.9%
 Insurance 3.7%
 AFLAC, Inc. .........................       221,300    10,442,594
 American International Group, Inc. ..       209,968    22,702,790
 Marsh & McLennan Companies, Inc. ....       137,100    13,118,756
                                                        ----------
                                                        46,264,140
                                                        ----------
 Consumer Finance 3.5%
 American Express Co. ................       156,600    26,034,750
 Citigroup, Inc. .....................       310,675    17,261,880
                                                        ----------
                                                        43,296,630
                                                        ----------
 Other Financial Companies 1.7%
 Federal National Mortgage Association       344,500    21,509,719
                                                        ----------
 Media 8.2%
 Advertising 1.5%
 Omnicom Group, Inc. .................       187,200    18,720,000
                                                        ----------
 Broadcasting & Entertainment 1.9%
 Infinity Broadcasting Corp.* ........       273,800     9,908,138
 Viacom, Inc. "B"* ...................       225,400    13,622,613
                                                        ----------
                                                        23,530,751
                                                        ----------
 Cable Television 3.7%
 AT&T Corp -- Liberty Media Group* ....       556,500    31,581,375
 Comcast Corp. "A" ...................       306,300    15,391,575
                                                        ----------
                                                        46,972,950
                                                        ----------
 Print Media 1.1%
 Tribune Co. .........................       259,000    14,261,188
                                                        ----------
 Service Industries 2.9%
 EDP Services 2.7%
 Automatic Data Processing, Inc. .....       298,300    16,070,913
 Electronic Data Systems Corp. .......       265,100    17,745,131
                                                        ----------
                                                        33,816,044
                                                        ----------


    The accompanying notes are an integral part of the financial statements.

                        Capital Growth Portfolio | 43

                                                 Shares       Value ($)
---------------------------------------------------------------------------
 Environmental Services 0.2%
 Transocean Offshore Inc. ..................        70,780     2,384,415
                                                             -----------
 Durables 2.9%
 Aerospace 1.8%
 United Technologies Corp. .................       348,800    22,672,000
                                                             -----------
 Telecommunications Equipment 1.1%
 Lucent Technologies, Inc. .................       182,800    13,675,725
                                                             -----------
 Manufacturing 6.8%
 Diversified Manufacturing 3.7%
 General Electric Co. ......................       237,000    36,675,750
 Textron, Inc. .............................       121,700     9,332,869
                                                             -----------
                                                              46,008,619
                                                             -----------
 Electrical Products 1.2%
 Emerson Electric Co. ......................       261,450    15,000,694
                                                             -----------
 Industrial Specialty 1.9%
 Corning, Inc. .............................       188,100    24,253,144
                                                             -----------
 Technology 25.1%
 Computer Software 8.6%
 America Online, Inc. ......................       356,300    26,878,381
 Microsoft Corp.* ..........................       444,400    51,883,700
 Oracle Corp.* .............................       264,650    29,657,341
                                                             -----------
                                                             108,419,422
                                                             -----------
 Diverse Electronic Products 2.8%
 Applied Materials, Inc.* ..................       141,200    17,888,275
 Motorola, Inc. ............................       120,800    17,787,800
                                                             -----------
                                                              35,676,075
                                                             -----------
 EDP Peripherals 2.1%
 EMC Corp.* ................................       244,500    26,711,625
                                                             -----------
 Electronic Components/Distributors 3.0%
 Broadcom Corp.* ...........................        44,000    11,984,500
 Cisco Systems, Inc.* ......................       243,600    26,095,650
                                                             -----------
                                                              38,080,150
                                                             -----------
 Electronic Data Processing 3.9%
 International Business Machines Corp. .....       236,700    25,563,600
 Sun Microsystems, Inc.* ...................       293,800    22,751,138
                                                             -----------
                                                              48,314,738
                                                             -----------
 Semiconductors 3.8%
 Intel Corp. ...............................       463,300    38,135,381
 Xilinx, Inc.* .............................       216,200     9,830,344
                                                             -----------
                                                              47,965,725
                                                             -----------
 Miscellaneous 0.9%
 Agilent Technologies, Inc.* ...............       137,700    10,645,931
                                                             -----------
 Energy 5.7%
 Oil & Gas Production 2.2%
 Royal Dutch Petroleum Co. (New York shares)       446,600    26,991,388
                                                             -----------

    The accompanying notes are an integral part of the financial statements.

                         44 | Capital Growth Portolio

                                                    Shares        Value ($)
-----------------------------------------------------------------------------

 Oil Companies 1.9%
 Exxon Mobil Corp. ...............................  290,441      23,398,648
                                                                 ----------
 Oilfield Services/Equipment 1.6%
 Schlumberger Ltd. ...............................  365,600      20,565,000
                                                                 ----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $798,531,656)                       1,220,122,893
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $833,732,239) (a)   1,255,323,476
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Repurchase   agreements  are  fully  collateralized  by  U.S.  Treasury  or
     Government agency securities.

(a) At December 31, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $834,742,725 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of market value over tax cost ..$ 440,266,926

     Aggregate gross unrealized  depreciation for all investments in which there is an excess of tax cost over market value ...  19,686,175

     Net  unrealized appreciation .................................$ 420,580,751


--------------------------------------------------------------------------------

   Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1999, aggregated $676,699,561 and $644,052,177, respectively.

--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                              Capital Growth Portolio | 45

Financial Statements
-------------------------------------------------------------------------------------------------------------

Capital Growth Portfolio

-------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
-------------------------------------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $833,732,239) ........................   $1,255,323,476
Cash ......................................................................................              216
Dividends receivable ......................................................................          507,861
Interest receivable .......................................................................            2,349
Receivable for Portfolio shares sold ......................................................          618,615
Other assets ..............................................................................              146
                                                                                              --------------
Total assets ..............................................................................    1,256,452,663

Liabilities
-------------------------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed .....................................................          859,192
Accrued management fee ....................................................................          465,923
Accrued accounting fees ...................................................................           12,875
Other accrued expenses and payables .......................................................           28,492
                                                                                              --------------
Total liabilities .........................................................................        1,366,482
-------------------------------------------------------------------------------------------------------------
Net assets, at value ......................................................................   $1,255,086,181
-------------------------------------------------------------------------------------------------------------

Net Assets
Net assets consist of:
Undistributed net investment income .......................................................        2,921,261
Net unrealized appreciation (depreciation) on investments .................................      421,591,237
Accumulated net realized gain (loss) ......................................................      148,118,122
Paid-in capital ...........................................................................      682,455,561
-------------------------------------------------------------------------------------------------------------
Net assets, at value ......................................................................   $1,255,086,181
-------------------------------------------------------------------------------------------------------------

Class A
Net asset value, offering and redemption price per share ($1,253,803,465 / 43,044,031
     outstanding shares of beneficial interest, no par value, unlimited number of             ---------------
     shares authorized) ...................................................................   $        29.13
                                                                                              ---------------
Class B
Netasset value, offering and redemption price per share ($1,282,716 / 44,161
   outstanding shares of beneficial interest, no par value, unlimited number of               ---------------
   shares authorized) ....................................................................... $        29.05
                                                                                              ---------------

    The accompanying notes are an integral part of the financial statements.


                                       46 | Capital Growth Portolio

----------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
----------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $92,965) .............       7,928,133
Interest .........................................................       1,376,794
                                                                     -------------
Total income .....................................................       9,304,927
                                                                     -------------
Expenses:
Management fee ...................................................       4,657,834
Custodian fees ...................................................          44,040
Accounting fees ..................................................         155,167
Distribution fees (Class B) ......................................           2,454
Auditing .........................................................          23,393
Legal ............................................................          14,059
Trustees' fees and expenses ......................................          16,997
Reports to shareholders ..........................................          28,272
Registration fees ................................................             800
Other ............................................................          27,988
                                                                     -------------
Total expenses, before expense reductions ........................       4,971,004
Expense reductions ...............................................          (1,278)
                                                                     -------------
Total expenses, after expense reductions .........................       4,969,726
----------------------------------------------------------------------------------
Net investment income (loss) .....................................       4,335,201
----------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ......................................................     149,905,135
Foreign currency related transactions ............................             328
                                                                     -------------
                                                                       149,905,463
                                                                     -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ......................................................     170,488,473
Foreign currency related transactions ............................            (288)
                                                                     -------------
                                                                       170,488,185
                                                                     -------------
Net gain (loss) on investment transactions .......................     320,393,648
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ..   $ 324,728,849
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         Capital Growth Portolio | 47

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                 Years Ended December 31,
Increase (Decrease) in Net Assets                                                                  1999             1998
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $     4,335,201    $     5,827,536
Net realized gain (loss) on investment transactions ....................................       149,905,463         94,147,425
Net unrealized appreciation (depreciation) on investment transactions during the period        170,488,185         60,345,461
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets resulting from operations ........................       324,728,849        160,320,422
                                                                                           ---------------    ---------------
Distributions to shareholders:
From net investment income:
Class A ................................................................................        (2,669,192)        (5,931,987)
                                                                                           ---------------    ---------------
Class B ................................................................................            (1,420)            (3,769)
                                                                                           ---------------    ---------------
From net realized gains:
Class A ................................................................................       (95,714,159)       (37,496,910)
                                                                                           ---------------    ---------------
Class B ................................................................................           (90,868)           (31,248)
                                                                                           ---------------    ---------------
Portfolio share transactions:
Class A
Proceeds from shares sold ..............................................................       250,685,427        221,448,528
Reinvestment of distributions ..........................................................        98,383,351         43,428,896
Cost of shares redeemed ................................................................      (221,798,743)      (156,849,029)
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets from Class A share transactions ..................       127,270,035        108,028,395
                                                                                           ---------------    ---------------
Class B
Proceeds from shares sold ..............................................................           147,712            449,018
Reinvestment of distributions ..........................................................            92,288             35,017
Cost of shares redeemed ................................................................           (15,571)          (348,013)
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets from Class B share transactions ..................           224,429            136,022
                                                                                           ---------------    ---------------
Increase (decrease) in net assets ......................................................       353,747,674        225,020,925

Net assets at beginning of period ......................................................       901,338,507        676,317,582
Net assets at end of period (including undistributed net investment income of $2,921,261   ---------------    ---------------
   and $1,303,149, respectively) .......................................................   $ 1,255,086,181    $   901,338,507
                                                                                           ---------------    ---------------

Other Information
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ..............................................        37,591,894         32,750,652
                                                                                           ---------------    ---------------
Shares sold ............................................................................        10,268,993         10,227,932
Shares issued to shareholders in reinvestment of distributions .........................         4,293,111          2,045,403
Shares redeemed ........................................................................        (9,109,967)        (7,432,093)
                                                                                           ---------------    ---------------
Net increase (decrease) in Portfolio shares ............................................         5,452,137          4,841,242
                                                                                           ---------------    ---------------
Shares outstanding at end of period ....................................................        43,044,031         37,591,894
                                                                                           ---------------    ---------------
Class B
Shares outstanding at beginning of period ..............................................            34,617             26,545
                                                                                           ---------------    ---------------
Shares sold ............................................................................             6,164             22,532
Shares issued to shareholders in reinvestment of distributions .........................             4,032              1,651
Shares redeemed ........................................................................              (652)           (16,111)
                                                                                           ---------------    ---------------
Net increase (decrease) in Portfolio shares ............................................             9,544              8,072
                                                                                           ---------------    ---------------
Shares outstanding at end of period ....................................................            44,161             34,617
                                                                                           ---------------    ---------------

    The accompanying notes are an integral part of the financial statements.

                          48 | Capital Growth Portolio

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

Capital Growth Portfolio

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Class A (b)

-----------------------------------------------------------------------------------------------------------------------------
Years ended December 31,                                                           1999     1998    1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $23.95   $20.63  $16.50   $15.08   $12.23
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                        .10      .16     .18      .19      .14
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                 7.64     4.46    5.39     2.68     3.25
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                 7.74     4.62    5.57     2.87     3.39
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             (.07)    (.17)   (.19)    (.19)    (.11)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                    (2.49)   (1.13)  (1.25)   (1.26)    (.43)
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                            (2.56)   (1.30)  (1.44)   (1.45)    (.54)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $29.13   $23.95  $20.63   $16.50   $15.08
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                  35.23    23.23   35.76    20.13    28.65
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                            1,254      901     676      440      338
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                               .49      .50     .51      .53      .57
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                           .43      .75     .96     1.27     1.06
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                          66       55      42       66      119
-----------------------------------------------------------------------------------------------------------------------------

Class B
-----------------------------------------------------------------------------------------------------------------------------
Years ended December 31,                                                                            1999     1998    1997(c)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                              $23.92   $20.61   $17.54
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                         .04      .11      .08
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                  7.62     4.45     3.08
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                  7.66     4.56     3.16
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                              (.04)    (.12)    (.09)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                     (2.49)   (1.13)       --
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                             (2.53)   (1.25)    (.09)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                    $29.05   $23.92   $20.61
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                                   34.88    22.94   18.00**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                              1.28      .83      .55
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                                                .74      .75     .75*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                            .18      .49     .64*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                           66       55       42
-----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  On May 12, 1997 existing shares were redesignated as Class A shares.

(c) For the period May 12, 1997 (commencement of sale of Class B shares) to December 31, 1997.

*    Annualized

**   Not annualized



                         Capital Growth Portolio | 49

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 1999

Large Company Growth Portfolio

Dear Shareholders,

Growth stocks again topped the performance charts in 1999. The relative strength of the sector is evident in the sharp rise of the Russell 1000 Growth Index -- 33.16% in the twelve months ended December 31 -- in a period when the S&P 500 and Russell 1000 Value Index gained 21.04% and 7.35%, respectively. The sector's rally was led by the incredible performance of technology, telecom, and media stocks, which were propelled by investors' appetites for companies at the forefront of the global revolution in technology and communications.

Against this backdrop, the Large Company Growth Portfolio - Class A Shares rose 36.00% in the seven months since its inception, outperforming the 28.98% return of the Russell 1000 Growth benchmark. According to Lipper Analytical Services, the portfolio's performance places it in the top 18% of growth-oriented variable life products for the six-month period ended December 31, 1999.^1 Our strategy of establishing long-term positions in companies with top-notch management teams, strong brand franchises, and a demonstrated ability to deliver upside earnings surprises was ideally suited for this market environment.

Excellent stock selection was the key to the portfolio's strong performance. Portfolio returns were boosted by our overweight position in technology stocks, particularly those in the networking and communications areas. Our top holdings in this sector include such star performers as Qualcomm, JDS Uniphase, Cisco Systems, Sun Microsystems, and Motorola. The portfolio's position in the media and broadcasting group also did extremely well behind the strong gains in Clear Channel Communications, Univision, and Omnicom. In addition, our decision to move into the fast-growing biotech sector near the end of the third quarter positioned the portfolio to take advantage of the group's strong December rally.

Performance was also boosted by our investments in the top companies in sectors that did not participate in the market's rally in 1999. For instance, retailers were mixed, but our two largest positions in the sector were in Home Depot and Wal-Mart, two companies that rose on the strength of outstanding operating results. Our largest position in the lagging consumer staples sector was Colgate-Palmolive, one of the few stocks in the group that outperformed. We feel that this illustrates the fact that even companies in weaker industries can benefit from stock price appreciation if they produce steady earnings growth.

While we remain optimistic on the outlook for the U.S. stock market, we caution investors to be prepared for increased volatility in 2000, particularly among large-cap growth stocks. Even though price fluctuations can sometimes be very uncomfortable even for long-term investors, we encourage shareholders to remain focused on the benefits of owning companies that have outstanding track records and powerful catalysts for future growth.

Sincerely,

Your Portfolio Management Team


/s/Valerie F. Malter                                        /s/George Fraise

Valerie F. Malter                                           George Fraise
Lead Portfolio Manager                                      Portfolio Manager



^1 Source: Lipper Analytical Services, Inc. is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended December 31, 1999, Scudder Variable Life Investment Fund: Large Company Growth Portfolio's Lipper ranking was 36 out of 200 funds for the six month period. Past performance does not guarantee future results.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
Management's focus on companies with rapid, sustainable earnings growth enabled the portfolio to outperform its benchmark in 1999.
--------------------------------------------------------------------------------

                       50 | Large Company Growth Portfolio

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999
Large Company Growth Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE


          Large Company Growth         Russell 1000
          Portfolio -- Class A         Growth Index

            5/99*   10000             5/99*    10000
            6/99    10797             6/99     10700
            7/99    10465             7/99     10360
            8/99    10814             8/99     10529
            9/99    10781             9/99     10308
            10/99   11711             10/99    11086
            11/99   12259             11/99    11683
            12/99   13555             12/99    12898


The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.



Large Company Growth Portfolio -- Class A                              Russell 1000 Growth Index
--------------------------------------------------------------   ------------------------------------------------------------
                                  Total Return                                                    Total Return
                                  ----------------------------                                    ---------------------------
Period Ended         Growth of                                   Period Ended        Growth of
12/31/1999            $10,000       Cumulative                   12/31/1999           $10,000       Cumulative
-------------------------------------------------------------    ------------------------------------------------------------
Life of Portfolio*  $  13,600        36.00%                      Life of Portfolio*   $  12,898        28.98%
-------------------------------------------------------------    ------------------------------------------------------------

* The Portfolio commenced operations on May 3, 1999. Index comparisons begin May 31, 1999.


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

          Large Company Growth         Russell 1000
          Portfolio -- Class B         Growth Index

            5/99*    10000           5/99*     10000
            6/99     10781           6/99      10700
            7/99     10432           7/99      10360
            8/99     10797           8/99      10529
            9/99     10748           9/99      10308
            10/99    11661           10/99     11086
            11/99    12193           11/99     11683
            12/99    13505           12/99     12898




The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.



Large Company Growth Portfolio -- Class B                               Russell 1000 Growth Index
--------------------------------------------------------------   ------------------------------------------------------------
                                  Total Return                                                    Total Return
                                  ---------------------------                                     ---------------------------
Period Ended         Growth of                                   Period Ended        Growth of
12/31/1999            $10,000      Cumulative                    12/31/1999           $10,000        Cumulative
-------------------------------------------------------------    ------------------------------------------------------------
Life of Portfolio*  $  13,550        35.50%                      Life of Portfolio* $  12,898        28.98%


* The Portfolio commenced operations on May 3, 1999. Index comparisons begin May 31, 1999.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns for the Life of Portfolio periods would have been lower if the Portfolio's expenses were not maintained.


                      Large Company Growth Portfolio | 51

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 1999
Large Company Growth Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Equity Securities               91%     Sector breakdown of the
Cash Equivalents                 9%     Portfolio's equity holdings
------------------------------------
                               100%     Technology                     36%
------------------------------------    Health                         13%
                                        Consumer Discretionary         11%
                                        Manufacturing                   9%
                                        Media                           9%
                                        Consumer Staples                8%
                                        Financial                       5%
                                        Service Industries              4%
                                        Communications                  3%
                                        Durables                        2%
                                        -----------------------------------
                                                                      100%
                                        -----------------------------------

The portfolio's weighting in the technology and media sectors provided a significant boost to performance over the second half of the year.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------

(38% of Portfolio)

     1.   Microsoft Corp.
          Developer of computer software

     2.   Cisco Systems, Inc.
          Manufacturer of computer network products

     3.   Sun Microsystems, Inc.
          Manufacturer of high-performance workstations, servers and software

     4.   General Electric Co.
          Producer of electrical equipment

     5.   Intel Corp.
          Producer of semiconductor memory circuits

     6.   Home Depot, Inc.
          Building materials and home improvement stores

     7.   America Online, Inc.
          Provider of online computer services

     8.   Procter & Gamble Co.
          Diversified manufacturer of consumer products

     9.   Clear Channel Communications, Inc.
          Operator of TV and radio stations

     10.  Wal-Mart Stores, Inc.
          Operator of discount stores


                       52 | Large Company Growth Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

Large Company Growth Portfolio
                                                          Principal
                                                          Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 9.3%
--------------------------------------------------------------------------------
 State Street Bank and Trust Company, 2.8%, to be
     repurchased at $557,130 on 1/3/2000                              -------
     (Cost $557,000)** ............................         557,000   557,000
                                                                      -------


                                                              Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Common Stocks 90.7%
--------------------------------------------------------------------------------
 Consumer Discretionary 10.1%
 Department & Chain Stores 8.1%
 Costco Wholesale Corp.* ..........................             750    68,438
 Dayton Hudson Corp. ..............................             750    55,078
 Gap, Inc. ........................................             975    44,850
 Home Depot, Inc. .................................           2,475   169,692
 Wal-Mart Stores, Inc. ............................           2,100   145,163
                                                                      -------
                                                                      483,221
                                                                      -------
 Recreational Products 1.1%
 Hasbro, Inc. .....................................           1,350    25,734
 Premier Parks, Inc.* .............................           1,350    38,981
                                                                      -------
                                                                       64,715
                                                                      -------
 Specialty Retail 0.9%
 Circuit City Stores, Inc. ........................           1,200    54,075
                                                                      -------
 Consumer Staples 7.5%
 Food & Beverage 1.8%
 Bestfoods ........................................           1,000    52,563
 PepsiCo, Inc. ....................................           1,650    58,163
                                                                      -------
                                                                      110,726
                                                                      -------
 Package Goods/Cosmetics 5.7%
 Colgate-Palmolive Co. ............................           1,850   120,250
 Estee Lauder Companies "A" .......................           1,400    70,613
 Procter & Gamble Co. .............................           1,350   147,909
                                                                      -------
                                                                      338,772
                                                                      -------
 Health 12.0%
 Biotechnology 1.7%
 Biogen, Inc.* ....................................             400    33,800
 Immunex Corp.* ...................................             300    32,850
 MedImmune, Inc.* .................................             200    33,175
                                                                      -------
                                                                       99,825
                                                                      -------
 Medical Supply & Specialty 2.1%
 Medtronic, Inc. ..................................           3,250   118,422
 VISX, Inc.* ......................................             150     7,763
                                                                      -------
                                                                      126,185
                                                                      -------
 Pharmaceuticals 8.2%
 Allergan, Inc. ...................................             400    19,900
 Bristol-Myers Squibb Co. .........................             900    57,769
 Johnson & Johnson ................................             900    83,813
 Merck & Co., Inc. ................................           1,650   110,653
 Pfizer, Inc. .....................................           4,050   131,372
 Warner-Lambert Co. ...............................           1,100    90,131
                                                                      -------
                                                                      493,638
                                                                      -------

    The accompanying notes are an integral part of the financial statements.


                      Large Company Growth Portfolio | 53

                                           Shares       Value ($)
---------------------------------------------------------------------

 Communications 2.4%
 Telephone/Communications
 JDS Uniphase Corp.* ................       440    70,978
 MCI WorldCom, Inc.* ................     1,350    71,634
                                                  -------
                                                  142,612
                                                  -------
 Financial 4.5%
 Insurance 1.7%
 American International Group, Inc. .       962   104,016
                                                  -------
 Consumer Finance 1.6%
 American Express Co. ...............       300    49,875
 Capital One Finance Corp. ..........     1,000    48,188
                                                  -------
                                                   98,063
                                                  -------
 Other Financial Companies 1.2%
 Morgan Stanley Dean Witter & Co. ...       500    71,375
                                                  -------
 Media 8.7%
 Advertising 1.3%
 Omnicom Group, Inc. ................       750    75,000
                                                  -------
 Broadcasting & Entertainment 5.3%
 Clear Channel Communications, Inc. .     1,650   147,263
 Infinity Broadcasting Corp. ........     2,525    91,373
 Univision Communication, Inc. ......       750    76,641
                                                  -------
                                                  315,277
                                                  -------
 Cable Television 2.1%
 AT&T Corp -- Liberty Media Group ....     1,350    76,613
 EchoStar Communication Corp. .......       500    48,750
                                                  -------
                                                  125,363
                                                  -------
 Service Industries 3.3%
 EDP Services 2.3%
 Electronic Data Systems Corp. ......     1,100    73,631
 PSINet, Inc.* ......................     1,000    61,750
                                                  -------
                                                  135,381
                                                  -------
 Investment 0.6%
 Charles Schwab Corp. ...............     1,000    38,375
                                                  -------
 Miscellaneous Consumer Services 0.4%
 eBay, Inc.* ........................       200    25,038
                                                  -------
 Durables 1.6%
 Telecommunications Equipment
 Lucent Technologies, Inc. ..........     1,310    98,004
                                                  -------
 Manufacturing 7.9%
 Diversified Manufacturing 6.1%
 General Electric Co. ...............     1,650   255,338
 Honeywell International, Inc. ......       900    51,919
 Textron, Inc. ......................       750    57,516
                                                  -------
                                                  364,773
                                                  -------
 Industrial Specialty 1.8%
 QUALCOMM Inc.* .....................       600   105,675
                                                  -------


    The accompanying notes are an integral part of the financial statements.

                       54 | Large Company Growth Portfolio

                                                              Shares   Value ($)
--------------------------------------------------------------------------------

 Technology 32.7%
 Computer Software 9.0%
 America Online, Inc.* ..................................      2,110     159,173
 Microsoft Corp.* .......................................      3,240     378,265
                                                                         -------
                                                                         537,438
                                                                         -------
 Diverse Electronic Products 5.0%
 Applied Materials, Inc.* ...............................        770      97,549
 Motorola, Inc. .........................................        500      73,625
 Teradyne, Inc.* ........................................      1,950     128,700
                                                                         -------
                                                                         299,874
                                                                         -------
 EDP Peripherals 2.3%
 EMC Corp.* .............................................      1,250     136,563
                                                                         -------
 Electronic Components/Distributors 6.1%
 Cisco Systems, Inc.* ...................................      3,420     366,368
                                                                         -------
 Electronic Data Processing 5.3%
 International Business Machines Corp. ..................        510      55,080
 Sun Microsystems, Inc.* ................................      3,370     260,964
                                                                         -------
                                                                         316,044
                                                                         -------
 Semiconductors 5.0%
 Intel Corp. ............................................      3,010     247,761
 Linear Technology Corp. ................................        710      50,809
                                                                         -------
                                                                         298,570
                                                                         -------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $4,320,367)                                  5,424,966
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $4,877,367) (a)             5,981,966
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Repurchase   agreements  are  fully  collateralized  by  U.S.  Treasury  or
     Government agency securities.

(a) At December 31, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $4,940,453 was as follows:

     Aggregate gross unrealized  appreciation for all investments in which there is an excess of market value over tax cost .... $1,156,629

     Aggregate gross unrealized  depreciation for all investments in
          which there is an excess of tax cost over market value ....    115,116

     Net  unrealized appreciation ................................... $1,041,513

--------------------------------------------------------------------------------

   Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1999, aggregated $6,967,091 and $2,719,129, respectively.


    The accompanying notes are an integral part of the financial statements.


                      Large Company Growth Portfolio | 55

Financial Statements
-----------------------------------------------------------------------------------------------------------------

Large Company Growth Portfolio

-----------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
-----------------------------------------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $4,877,367) ...................................   $5,981,966
Cash ...............................................................................................          730
Dividends receivable ...............................................................................        2,274
Interest receivable ................................................................................           43
Receivable for Portfolio shares sold ...............................................................       55,087
Reimbursement from Adviser .........................................................................        7,298
                                                                                                       ----------
Total assets .......................................................................................    6,047,398

Liabilities
-----------------------------------------------------------------------------------------------------------------
Other accrued expenses and payables ................................................................       22,135
                                                                                                       ----------
Total liabilities ..................................................................................       22,135
-----------------------------------------------------------------------------------------------------------------
Net assets, at value ...............................................................................   $6,025,263
-----------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ................................................................        2,351
Net unrealized appreciation (depreciation) on investments ..........................................    1,104,599
Accumulated net realized gain (loss) ...............................................................       72,405
Paid-in capital ....................................................................................    4,845,908
-----------------------------------------------------------------------------------------------------------------
Net assets, at value ...............................................................................   $6,025,263
-----------------------------------------------------------------------------------------------------------------

Class A

Net asset value, offering and redemption price per share ($6,024,450 / 737,872 outstanding             ----------
   shares of beneficial interest, no par value, unlimited number of shares authorized) ............... $     8.16
                                                                                                       ----------

Class B

Netasset value, offering and redemption price per share ($813 / 100 outstanding
   shares of beneficial interest, no par value, unlimited number of shares                             ----------
   authorized) ....................................................................................... $     8.13
                                                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

                       56 | Large Company Growth Portfolio

-----------------------------------------------------------------------------------------
Statement of Operations for the period May 3, 1999 (commencement of operations) to
December 31, 1999
-----------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------
Income:
Dividends .................................................................   $     9,922
Interest ..................................................................        23,835
                                                                              -----------
Total income ..............................................................        33,757
                                                                              -----------
Expenses:
Management fee ............................................................        18,718
Custodian fees ............................................................         4,200
Accounting fees ...........................................................        28,560
Auditing ..................................................................        17,577
Legal .....................................................................         1,494
Trustees' fees and expenses ...............................................        15,036
Reports to shareholders ...................................................           222
Other .....................................................................         1,844
                                                                              -----------
Total expenses, before expense reductions .................................        87,651
Expense reductions ........................................................       (56,245)
                                                                              -----------
Total expenses, after expense reductions ..................................        31,406
-----------------------------------------------------------------------------------------
Net investment income (loss) ..............................................         2,351
-----------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................................        72,405
                                                                              -----------
Net unrealized appreciation (depreciation) during the period on investments     1,104,599
                                                                              -----------
Net gain on investment transactions .......................................     1,177,004
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ...........   $ 1,179,355
-----------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                      Large Company Growth Portfolio | 57


------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                                                      For the Period
                                                                                        May 3, 1999
                                                                                      (commencement of
                                                                                       operations) to
Increase (Decrease) in Net Assets                                                    December 31, 1999
------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $     2,351
Net realized gain (loss) on investment transactions ...................................        72,405
Net unrealized appreciation (depreciation) on investment transactions during the period     1,104,599
                                                                                          -----------
Net increase (decrease) in net assets resulting from operations .......................     1,179,355
                                                                                          -----------
Portfolio share transactions:
Class A
Proceeds from shares sold .............................................................     9,134,300
Cost of shares redeemed ...............................................................    (5,288,392)
                                                                                          -----------
Net increase (decrease) in net assets from Class A share transactions .................     3,845,908
                                                                                          -----------
Class B
Net increase (decrease) in net assets from Class B share transactions .................          --
                                                                                          -----------
Increase (decrease) in net assets .....................................................     5,025,263
Net assets at beginning of period (original capital) ..................................     1,000,000
                                                                                          -----------
Net assets at end of period (including undistributed net investment income of $2,351) .   $ 6,025,263
                                                                                          -----------
Other Information
------------------------------------------------------------------------------------------------------
Increase (decrease) in Portfolio shares

Class A
Shares outstanding at beginning of period .............................................       166,567
                                                                                          -----------
Shares sold ...........................................................................     1,387,332
Shares redeemed .......................................................................      (816,027)
                                                                                          -----------
Net increase (decrease) in Portfolio shares ...........................................       571,305
                                                                                          -----------
Shares outstanding at end of period ...................................................       737,872
                                                                                          -----------
Class B
Shares outstanding at beginning of period .............................................           100
                                                                                          -----------

Net increase (decrease) in Portfolio shares ...........................................          --
                                                                                          -----------
Shares outstanding at end of period ...................................................           100
                                                                                          -----------


    The accompanying notes are an integral part of the financial statements.

                       58 | Large Company Growth Portfolio

Financial Highlights
--------------------------------------------------------------------------------

Large Company Growth Portfolio

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

Class A

--------------------------------------------------------------------------------
                                                                         1999(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $6.00(d)
                                                                        --------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss)                                               .00
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        2.16
                                                                        --------
--------------------------------------------------------------------------------
  Total from investment operations                                        2.16
                                                                        --------
--------------------------------------------------------------------------------
Net asset value, end of period                                            8.16
--------------------------------------------------------------------------------
Total return (%) (c)                                                    36.00**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of year ($ millions)                                         6
--------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)                         3.47*
--------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)                          1.25*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .09*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               119*
--------------------------------------------------------------------------------

Class B

--------------------------------------------------------------------------------
                                                                         1999(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $6.00(d)
                                                                        --------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss)                                               .00
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        2.13
                                                                        --------
--------------------------------------------------------------------------------
  Total from investment operations                                        2.13
                                                                        --------
--------------------------------------------------------------------------------
Net asset value, end of period                                            8.13
--------------------------------------------------------------------------------
Total return (%) (c)                                                    35.50**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       0
--------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)                         3.72*
--------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)                          1.50*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.16)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               119*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the period May 3, 1999  (commencement  of  operations)  to December 31,
     1999.

(c)  Total return would have been lower had certain expenses not been reduced.

(d)  Original capital.

*    Annualized

**   Not annualized



                      Large Company Growth Portfolio | 59

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 1999

Small Company Growth Portfolio

Dear Shareholders,

The Small Company Growth Portfolio commenced operations on May 3, 1999. Though the portfolio is a new investment vehicle, it is similar to the Scudder 21st Century Growth Fund, which we have managed since its inception in September 1996. For the period that began with the portfolio's inception and ended December 31, 1999, its Class A shares returned 75.83%. From May 31, 1999, through December 31, 1999, the portfolio's benchmark, the Russell 2000 Growth Index, gained 33.52%.

The Small Company Growth Portfolio seeks long-term growth of capital by investing primarily in equity securities issued by emerging growth companies. The portfolio may offer significant opportunity for capital appreciation through its investments in companies providing innovative products or services that we believe will have a profound and positive impact on the lives of consumers and businesses in tomorrow's economy. We look for companies that are unique, and that appear to be moving into leadership positions by positing significant gains in market share. But, perhaps the most important component of our analysis is our confidence in the management team and its track record of putting words into action. We have found that, in the long run, it is management's conviction and ability that determines the company's success.

One of the biggest surprises of 1999 was the strong outperformance of small-cap growth stocks relative to large-cap growth stocks. While many people know that technology and "dot-com" companies racked up impressive gains during the year, many smaller-cap names also earned impressive returns.

Many of the best-performing stocks this year were in the technology, services and biotechnology sectors. For example, Mercury Interactive has been an important contributor to performance. The company provides companies the capability to test new software before actual activation, which greatly reduces the risk of purchasing and integrating software into the companies' systems. In the services sector, the portfolio benefited from its holding of Copart, which cleans cars that have been in accidents and maximizes the resale value on behalf of insurance companies; and Pinnacle Systems, which designs, manufactures and markets digital video editing equipment for broadcasters and consumers.

As we look ahead, we think one of the most promising areas is business-to-business e-commerce. It has been estimated that this segment is far larger than consumer Internet retailing, and we believe it offers tremendous potential for businesses to cut costs and reduce the time required to purchase goods.

Because small-cap stocks performed so well in 1999, some investors have expressed concerns about a correction in these stocks. While rapid and sharp increases in interest rates could hurt small-cap growth stocks in the short run, if the Federal Reserve Board raises interest rates in small, gradual increments, the impact should be muted. Given this environment, we have reduced the portfolio's positions in companies that have posted big gains, such as Commerce One, Network Appliance, Free Markets and Research In Motion. At the same time we've been reinvesting the portfolio's assets in companies that we believe have more upside potential. We believe the Small Company Growth Portfolio is an appropriate vehicle for investors seeking exposure to this dynamic segment of the U.S. economy.

Sincerely,

Your Portfolio Management Team


/s/Peter Chin                                              /s/Roy C. McKay

Peter Chin                                                 Roy C. McKay
Lead Portfolio Manager                                     Portfolio Manager


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
We think one of the most promising areas is business-to- business e-commerce, a segment that could be far larger than consumer Internet retailing.
--------------------------------------------------------------------------------

                       60 | Small Company Growth Portfolio

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Small Company Growth Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE


          Small Company Growth       Russell 2000
          Portfolio -- Class A       Growth Index

            5/99*    10000           5/99*    10000
            6/99     11074           6/99     10527
            7/99     10810           7/99     10202
            8/99     10975           8/99     9820
            9/99     12083           9/99     10010
            10/99    12496           10/99    10266
            11/99    14529           11/99    11351
            12/99    17521           12/99    13352



The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of the 2000 smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.



Small Company Growth Portfolio -- Class A                               Russell 2000 Growth Index
--------------------------------------------------------------   ------------------------------------------------------------
                                  Total Return                                                     Total Return
                                  ---------------------------                                      --------------------------
Period Ended         Growth of                                   Period Ended        Growth of
12/31/1999            $10,000         Cumulative                 12/31/1999          $10,000       Cumulative
-------------------------------------------------------------    ------------------------------------------------------------
Life of Portfolio*  $  17,583        75.83%                      Life of Portfolio*  $  13,352        33.52%
-------------------------------------------------------------    ------------------------------------------------------------

* The Portfolio commenced operations on May 3, 1999. Index comparisons begin May 31, 1999.


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

          Small Company Growth     Russell 2000
          Portfolio -- Class B     Growth Index

            5/99*    10000           5/99*     10000
            6/99     11058           6/99      10527
            7/99     10777           7/99      10202
            8/99     10942           8/99      9820
            9/99     12033           9/99      10010
            10/99    12446           10/99     10266
            11/99    14479           11/99     11351
            12/99    17438           12/99     13352



The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of the 2000 smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.



Small Company Growth Portfolio -- Class B                         Russell 2000 Growth Index
--------------------------------------------------------------   ------------------------------------------------------------
                                  Total Return                                                    Total Return
                                  ---------------------------                                     ---------------------------
Period Ended         Growth of                                   Period Ended        Growth of
12/31/1999            $10,000      Cumulative                    12/31/1999           $10,000        Cumulative
-------------------------------------------------------------    ------------------------------------------------------------
Life of Portfolio*  $  17,517        75.17%                      Life of Portfolio* $  13,352        33.52%
-------------------------------------------------------------    ------------------------------------------------------------


* The Portfolio commenced operations on May 3, 1999. Index comparisons begin May 31, 1999.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns for the Life of Portfolio periods would have been lower if the Portfolio's expenses were not maintained.



                      Small Company Growth Portfolio | 61

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 1999
Small Company Growth Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Equity Securities               97%           Sector breakdown of the
Cash Equivalents                 3%           Portfolio's equity holdings
------------------------------------
                               100%           Technology                     43%
------------------------------------          Service Industries             16%
                                              Health                         10%
                                              Consumer Discretionary          5%
                                              Media                           5%
                                              Communications                  5%
                                              Manufacturing                   4%
                                              Energy                          3%
                                              Durables                        3%
                                              Other                           6%
                                              ----------------------------------
                                                                            100%
                                              ----------------------------------

Although technology stocks make up its largest sector, the portfolio is well diversified across a variety of industry sectors and subsectors.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(29% of Portfolio)

     1.   Commerce One, Inc.
          Provider of Web-based, enterprise procurement solutions

     2.   Mercury Interactive Corp.
          Producer of automated software testing tools

     3.   TSI International Software Ltd.
          Provider of software and related services to businesses

     4.   Network Appliance, Inc.
          Designer and manufacturer of network data storage devices

     5.   PMC-Sierra, Inc.
          Producer of high speed internetworking component solutions

     6.   DoubleClick, Inc. Internet advertising network

     7.   Pinnacle Systems, Inc.
          Manufacturer of video post-production workstations

     8.   Whittman-Hart, Inc.
          Information technology consulting and system integration services

     9.   Vitesse Semiconductor Corp.
          Manufacturer of digital integrated circuits

     10.  InterVU Inc.
          Provider of Internet video delivery products


                       62 | Small Company Growth Portfolio


---------------------------------------------------------------------------------------------
Investment Portfolio                                          as of December 31, 1999
---------------------------------------------------------------------------------------------

Small Company Growth Portfolio

                                                                   Principal
                                                                    Amount ($)     Value ($)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Repurchase Agreements 3.3%
---------------------------------------------------------------------------------------------
 State Street Bank and Trust Company, 2.8%, to be repurchased                         -------
     at $500,117 on 1/3/2000 (Cost $500,000)** ... ......................   500,000   500,000
                                                                                      -------


                                                                   Shares
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
Common Stocks 96.7%
---------------------------------------------------------------------------------------------
 Consumer Discretionary 5.2%
 Department & Chain Stores 1.1%
 Pacific Sunwear of California Inc. .....................................     3,100    98,813
 Rent-A-Center, Inc. ....................................................     3,700    73,306
                                                                                      -------
                                                                                      172,119
                                                                                      -------
 Recreational Products 1.3%
 THQ, Inc. ..............................................................     4,750   110,141
 The 3DO Company* .......................................................     9,600    87,300
                                                                                      -------
                                                                                      197,441
                                                                                      -------
 Restaurants 1.2%
 The Cheesecake Factory Inc. ............................................     5,200   182,000
                                                                                      -------
 Specialty Retail 1.6%
 David's Bridal, Inc. ...................................................     2,600    29,088
 Gildan Activewear Inc. .................................................     5,200    94,250
 Urban Outfitters, Inc. .................................................     4,100   119,413
                                                                                      -------
                                                                                      242,751
                                                                                      -------
 Consumer Staples 0.6%
 Food & Beverage
 Hain Food Group, Inc. ..................................................     4,200    93,975
                                                                                      -------
 Health 9.5%
 Biotechnology 3.2%
 CryoLife, Inc. .........................................................    10,000   117,500
 Enzon Inc.* ............................................................     3,800   164,825
 QLT Phototherapeutics, Inc. ............................................     3,600   211,809
                                                                                      -------
                                                                                      494,134
                                                                                      -------
 Health Industry Services 0.7%
 MedQuist, Inc. .........................................................     4,200   108,413
                                                                                      -------
 Medical Supply & Specialty 2.0%
 Endocardial Solutions, Inc. ............................................     4,240    37,100
 Fusion Medical Technologies, Inc. ......................................     6,100    79,300
 VISX, Inc. .............................................................     3,500   181,125
                                                                                      -------
                                                                                      297,525
                                                                                      -------
 Pharmaceuticals 1.8%
 Alexion Pharmaceuticals, Inc. ..........................................     4,000   120,500
 Biovail Corp. Intl .....................................................     1,600   150,000
                                                                                      -------
                                                                                      270,500
                                                                                      -------
 Miscellaneous 1.8%
 SciQuest.com, Inc. .....................................................     3,400   270,300
                                                                                      -------


    The accompanying notes are an integral part of the financial statements.

                      Small Company Growth Portfolio | 63

                                              Shares       Value ($)
--------------------------------------------------------------------
 Communications 4.9%
 Cellular Telephone 1.9%
 Research in Motion Ltd. ...............       6,100     281,617
 TeleCorp. PCS, Inc. ...................         100       3,800
                                                       ---------
                                                         285,417
                                                       ---------
 Telephone/Communications 3.0%
 BroadWing, Inc. .......................       4,036     148,828
 Net2Phone, Inc. .......................       2,200     101,063
 Proxim, Inc. ..........................         600      66,000
 Terayon Communication Systems, Inc. ...         100       6,281
 Xircom, Inc. ..........................       1,800     135,000
                                                       ---------
                                                         457,172
                                                       ---------
 Financial 1.9%
 Banks 0.6%
 People's Heritage Financial Group, Inc.       6,000      90,375
                                                       ---------
 Real Estate 1.3%
 Reckson Services Industries, Inc. .....       3,100     193,363
                                                       ---------
 Media 5.2%
 Advertising 3.0%
 DoubleClick,Inc .......................       1,565     396,043
 Speedway Motorsports, Inc. ............       2,200      61,188
                                                       ---------
                                                         457,231
                                                       ---------
 Broadcasting & Entertainment 1.1%
 Cumulus Media Inc. "A" ................       3,100     157,325
 Radio Unica Corp. .....................         400      11,550
                                                       ---------
                                                         168,875
                                                       ---------
 Cable Television 1.1%
 Insight Communications Co., Inc. ......       5,400     159,975
                                                       ---------
 Service Industries 15.5%
 EDP Services 3.8%
 Micromuse, Inc. .......................       1,100     187,000
 Pegasus Systems, Inc. .................       2,800     168,875
 Sapient Corp. .........................         600      84,563
 Ultimate Software Group, Inc. .........      10,000     130,625
                                                       ---------
                                                         571,063
                                                       ---------
 Investment 1.2%
 Multex.com Inc. .......................       4,900     184,363
                                                       ---------
 Miscellaneous Commercial Services 9.3%
 AnswerThink Consulting Group, Inc. ....       5,700     195,225
 Copart, Inc. ..........................       6,000     261,000
 Cornell Corrections, Inc. .............       3,800      31,825
 Digital River, Inc. ...................       3,500     116,594
 FreeMarkets, Inc. .....................         500     170,656
 Korn/Ferry International ..............       6,000     218,250
 MedicaLogic, Inc. .....................         200       4,200
 NetRatings, Inc. ......................         200       9,625
 Newgen Results Corp. ..................       4,300      45,419
 Whittman-Hart, Inc. ...................       6,700     359,288
                                                       ---------
                                                       1,412,082
                                                       ---------

    The accompanying notes are an integral part of the financial statements.

                       64 | Small Company Growth Portfolio

                                           Shares       Value ($)
-----------------------------------------------------------------

 Miscellaneous Consumer Services 1.2%
 GetThere.com, Inc. .................         200       8,050
 Loislaw.com, Inc. ..................       3,400     133,025
 Steiner Leisure Ltd. ...............       2,600      43,388
                                                    ---------
                                                      184,463
                                                    ---------
 Durables 2.6%
 Telecommunications Equipment
 Com21, Inc. ........................       5,800     130,138
 Polycom, Inc. ......................       4,200     267,488
                                                    ---------
                                                      397,626
                                                    ---------
 Manufacturing 4.3%
 Chemicals 0.6%
 Albany Molecular Research, Inc. ....       2,800      85,400
                                                    ---------
 Electrical Products 1.9%
 Power Intergrations, Inc. ..........       2,100     100,669
 Power-One, Inc. ....................       4,200     192,413
                                                    ---------
                                                      293,082
                                                    ---------
 Machinery/Components/Controls 1.2%
 Asyst Technologies, Inc. ...........       2,700     177,019
                                                    ---------
 Miscellaneous 0.6%
 Jakks Pacific, Inc. ................       4,900      91,569
                                                    ---------
 Technology 42.0%
 Computer Software 12.5%
 Advent Software, Inc. ..............       2,950     190,091
 Digex, Inc. ........................         900      61,875
 Digital Courier Technologies, Inc. .       6,300      60,638
 E-Stamp Corp. ......................       4,200      93,450
 ISS Group, Inc. ....................       3,700     263,163
 ITXC Corp. .........................         800      26,900
 Interactive Intelligence, Inc. .....         900      23,963
 Interleaf, Inc. ....................       2,600      87,425
 Intertrust Technologies Corp. ......         200      23,525
 Keynote Systems, Inc. ..............         100       7,375
 Mediaplex, Inc. ....................       1,700     106,675
 Preview Systems, Inc. ..............       1,800     116,775
 RSA Security Inc. ..................         900      69,750
 S1 Corp. ...........................         600      46,875
 Silknet Software, Inc. .............         900     149,175
 TSI International Software Ltd. ....       9,500     537,938
 Viador Inc. ........................         500      21,188
 Xpedior, Inc. ......................         200       5,750
 eSPEED, Inc., "A" ..................         300      10,669
                                                    ---------
                                                    1,903,200
                                                    ---------
 Diverse Electronic Products 1.9%
 InterVU Inc. .......................       2,800     294,000
                                                    ---------
 EDP Peripherals 6.7%
 Mercury Interactive Corp. ..........       5,600     604,450
 Network Appliance, Inc. ............       5,100     423,619
                                                    ---------
                                                    1,028,069
                                                    ---------

    The accompanying notes are an integral part of the financial statements.

                      Small Company Growth Portfolio | 65

                                                          Shares       Value ($)
--------------------------------------------------------------------------------
 Office/Plant Automation 3.9%
 Mercury Computer Systems, Inc. .....................        3,500      122,500
 National Computer Systems, Inc. ....................        2,600       97,825
 Pinnacle Systems, Inc. .............................        9,300      378,394
                                                                      ----------
                                                                        598,719
                                                                      ----------
 Semiconductors 9.7%
 Burr-Brown Corp. ...................................        4,250      153,531
 PMC-Sierra, Inc. ...................................        2,600      416,813
 Silicon Image, Inc. ................................        2,800      196,175
 Silicon Storage Technology, Inc. ...................        3,700      152,625
 Transwitch Corp. ...................................        2,800      203,175
 Vitesse Semiconductor Corp. ........................        6,700      351,331
                                                                      ----------
                                                                      1,473,650
                                                                      ----------
 Miscellaneous 7.3%
 Commerce One, Inc. .................................        3,300      648,450
 Interactive Pictures Corp. .........................        2,900       67,606
 National Information Consortium, Inc. ..............        7,300      233,600
 Semitool, Inc. .....................................          200        3,000
 SonicWALL, Inc. ....................................          200        8,050
 SonoSite, Inc. .....................................        4,800      151,800
                                                                      ----------
                                                                      1,112,506
                                                                      ----------
 Energy 2.7%
 Oil & Gas Production 1.8%
 Barrett Resources Corp. ............................        2,700       79,481
 Key Production Co., Inc. ...........................        8,000       59,000
 Swift Energy Co. ...................................       11,400      131,100
                                                                      ----------
                                                                        269,581
                                                                      ----------
 Oil Companies 0.3%
 Stone Energy Corporation ...........................        1,200       42,750
                                                                      ----------
 Oilfield Services/Equipment 0.6%
 National-Oilwell, Inc. .............................        6,100       95,694
                                                                      ----------
 Construction 2.3%
 Building Materials 0.3%
 Simpson Manufacturing Co., Inc. ....................        1,200       52,500
                                                                      ----------
 Building Products 2.0%
 CoStar Group Inc. ..................................        4,500      161,438
 Trex Company, Inc. .................................        5,400      144,450
                                                                      ----------
                                                                        305,888
                                                                      ----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $10,279,391)                                14,714,790
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $10,779,391) (a)           15,214,790
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Repurchase   agreements  are  fully  collateralized  by  U.S.  Treasury  or
     Government agency securities.

(a) At December 31, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $10,779,391 was as follows:

     Aggregate gross unrealized  appreciation for all investments in which there is an excess of market value over tax cost .... $4,736,254

     Aggregate gross unrealized  depreciation for all investments in
          which there is an excess of tax cost over market value ....    300,855
                                                                      ----------
     Net  unrealized appreciation ................................... $4,435,399
                                                                      ----------
--------------------------------------------------------------------------------

   Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1999, aggregated $12,630,088 and $2,595,906, respectively.



    The accompanying notes are an integral part of the financial statements.

                       66 | Small Company Growth Portfolio


Financial Statements
---------------------------------------------------------------------------------------------------------------------

Small Company Growth Portfolio

---------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
---------------------------------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $10,779,391) ....................................   $15,214,790
Cash .................................................................................................       358,168
Dividends receivable .................................................................................           110
Interest receivable ..................................................................................            39
                                                                                                         -----------
Total assets .........................................................................................    15,573,107

Liabilities
---------------------------------------------------------------------------------------------------------------------
Payables for Portfolio shares redeemed ...............................................................       106,046
Accrued accounting fee ...............................................................................        11,682
Due to Adviser .......................................................................................         2,450
Other accrued expenses and payables ..................................................................        15,393
                                                                                                         -----------
Total liabilities ....................................................................................       135,571
---------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                     $15,437,536
---------------------------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ............................................     4,435,399
Accumulated net realized gain (loss) .................................................................       206,343
Paid-in capital ......................................................................................    10,795,794
---------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                     $15,437,536
---------------------------------------------------------------------------------------------------------------------

Class A
Net asset value, offering and redemption price per share ($15,436,485/ 1,462,745 outstanding shares of   -----------
   beneficial interest, no par value, unlimited number of shares authorized) .........................  $     10.55
                                                                                                         -----------
Class B
Netasset value, offering and redemption price per share ($1,051 / 100 outstanding shares of              -----------
     beneficial interest, no par value, unlimited number of shares authorized) .......................   $     10.51
                                                                                                         -----------






    The accompanying notes are an integral part of the financial statements.

                      Small Company Growth Portfolio | 67


------------------------------------------------------------------------------------------
Statement of Operations for the period May 3, 1999 (commencement of operations)
to December 31, 1999
------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------
Income:
Dividends .................................................................   $       828
Interest ..................................................................        21,202
                                                                              -----------
Total income                                                                       22,030
                                                                              -----------
Expenses:
Management fee ............................................................        35,691
Custodian fees ............................................................         8,326
Accounting fees ...........................................................        33,923
Auditing ..................................................................        17,577
Legal .....................................................................         1,494
Trustees' fees and expenses ...............................................        15,036
Reports to shareholders ...................................................           251
Registration fees .........................................................         5,629
Other .....................................................................         1,021
                                                                              -----------
Total expenses, before expense reductions .................................       118,948
Expense reductions ........................................................       (58,059)
                                                                              -----------
Total expenses, after expense reductions ..................................        60,889
------------------------------------------------------------------------------------------
Net investment income (loss)                                                      (38,859)
------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...............................................................       245,208
Foreign currency related transactions .....................................            (6)
                                                                              -----------
                                                                                  245,202
                                                                              -----------
Net unrealized appreciation (depreciation) during the period on investments     4,435,399
                                                                              -----------
Net gain (loss) on investment transactions ................................     4,680,601
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $ 4,641,742
------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                       68 | Small Company Growth Portfolio


----------------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                           May 3, 1999
                                                                                         (commencement of
                                                                                          operations) to
 Increase (Decrease) in Net Assets                                                       December 31, 1999
----------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $    (38,859)
Net realized gain (loss) on investment transactions ...................................        245,202
Net unrealized appreciation (depreciation) on investment transactions during the period      4,435,399
                                                                                          ------------
Net increase (decrease) in net assets resulting from operations .......................      4,641,742
                                                                                          ------------
Portfolio share transactions:

Class A
Proceeds from shares sold .............................................................     12,105,114
Cost of shares redeemed ...............................................................     (3,309,320)
                                                                                          ------------
Net increase (decrease) in net assets from Class A share transactions .................      8,795,794
                                                                                          ------------
Class B
Net increase (decrease) in net assets from Class B share transactions .................             --
                                                                                          ------------
Increase (decrease) in net assets .....................................................     13,437,536
Net assets at beginning of period (original capital) ..................................      2,000,000
                                                                                          ------------
Net assets at end of period ...........................................................   $ 15,437,536
                                                                                          ------------
Other Information
----------------------------------------------------------------------------------------------------------
Increase (decrease) in Portfolio shares

Class A
Shares outstanding at beginning of period .............................................        333,233
                                                                                          ------------
Shares sold ...........................................................................      1,569,398
Shares redeemed .......................................................................       (439,886)
                                                                                          ------------
Net increase (decrease) in Portfolio shares ...........................................      1,129,512
                                                                                          ------------
Shares outstanding at end of period ...................................................      1,462,745
                                                                                          ------------
Class B
Shares outstanding at beginning of period .............................................            100
                                                                                          ------------
Net increase (decrease) in Portfolio shares ...........................................             --
                                                                                          ------------
Shares outstanding at end of period ...................................................            100
                                                                                          ------------



    The accompanying notes are an integral part of the financial statements.

                      Small Company Growth Portfolio | 69

Financial Highlights
--------------------------------------------------------------------------------

Small Company Growth Portfolio

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

Class A

--------------------------------------------------------------------------------
                                                                         1999(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $6.00(d)
                                                                        --------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss)                                             (.04)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        4.59
                                                                        --------
--------------------------------------------------------------------------------
  Total from investment operations                                        4.55
                                                                        --------
--------------------------------------------------------------------------------
Net asset value, end of period                                           10.55
--------------------------------------------------------------------------------
Total return (%) (c)                                                    75.83**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of year ($ millions)                                        15
--------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)                         2.90*
--------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)                          1.50*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.95)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 61
--------------------------------------------------------------------------------

Class B
--------------------------------------------------------------------------------
                                                                         1999(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $6.00(d)
                                                                        --------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss)                                             (.06)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        4.57
                                                                        --------
--------------------------------------------------------------------------------
  Total from investment operations                                        4.51
                                                                        --------
--------------------------------------------------------------------------------
Net asset value, end of period                                           10.51
--------------------------------------------------------------------------------
Total return (%) (c)                                                    75.17**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       0
--------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)                         3.15*
--------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)                          1.75*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (1.20)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 61
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the period May 3, 1999  (commencement  of  operations)  to December 31,
     1999.

(c)  Total return would have been lower had certain expenses not been reduced.

(d)  Original capital.

*    Annualized

**   Not annualized




                       70 | Small Company Growth Portfolio

Portfolio Management Summary
--------------------------------------------------------------------------------
                                                               December 31, 1999

Global Discovery Portfolio

Dear Shareholders,

The world equity markets rose over the year, reflecting the strong performance of technology stocks in the U.S. and a continued improvement in the outlook for Europe and Japan. Our emphasis on growing small- and mid-sized global companies was very successful in this environment, as the portfolio outperformed its benchmark by a wide margin. For the 12-month period ended December 31, 1999, Class A shares returned 65.88%, which compares to the 22.34% return of the unmanaged Salomon Brothers World Equity Extended Market Index. Class A also performed well relative to its peers, ranking in the top 16% of 52 global funds according to Lipper Analytical Services, Inc.^1

In the portfolio, management continued to reduce exposure to U.S. holdings, especially those that have risen dramatically, in favor of stocks with more reasonable valuations and greater upside potential. Over the year, the portfolio benefited significantly from good stock selection, as many of its top holdings were also among its biggest gainers. The top five contributors to performance were Network Appliance (US), ARM Holdings (UK), Tiffany & Co. (US), Altran Technologies (France), and Jafco (Japan). While our winners far outweighed our losers, there were a few detractors, including Sterling Commerce (US), Total Renal (US), Jeronimo Martin (Portugal), and Billing Concepts (US).

The strong performance of Jafco, a holding/venture capital company in Japan, and Tiffany & Co. demonstrated that tech stocks were not the only areas of strength. Nevertheless, technology clearly drove performance for the year overall. ARM Holdings, an intellectual property company that designs embedded RISC processors for cellular phones and other electronic devices, has an excellent earnings model and superior growth prospects that were recognized by investors during the year. Altran, a French information technology services company and Symbol Technologies, the leader in bar coding that is transforming itself into a major wireless device provider, all benefited from solid fundamental growth but, more importantly, from significant investor enthusiasm.

While the optimism regarding technology stocks has exceeded rational bounds, we do not dispute the underlying fundamental change in communications. Innovative companies in this sector will continue to play a significant role in the portfolio. However, our overall technology position has been reduced primarily by selling stocks that have grown to large-cap status. Included in this program is the sale of the portfolio's most successful holding in 1998, Network Appliance, the largest position in the portfolio at the beginning of 1999.

If a downturn in global small caps occurs, the portfolio will likely be affected, as its principal focus is on small, growing companies around the globe. In anticipation of a possible correction, we have continued to focus the portfolio on smaller, reasonably priced holdings that we believe have greater upside potential than the big winners of 1999.

Sincerely,

Your Portfolio Management Team


/s/Gerald J. Moran                                          /s/Sewall F. Hodges

Gerald J. Moran                                             Sewall F. Hodges
Lead Portfolio Manager                                      Portfolio Manager


/s/Steven T. Stokes

Steven T. Stokes
Portfolio Manager




^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the one-year period ended December 31, 1999, Scudder Variable Life Investment Fund: Global Discovery Portfolio's A shares ranked 8 out of 52 global funds and B shares ranked 9 out of 52 global funds. Past performance is no guarantee of future results.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
Over the year, the portfolio benefited significantly from good stock selection, as many of its top holdings were also among its biggest gainers.
--------------------------------------------------------------------------------


                        Global Discovery Portfolio | 71

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Global Discovery Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE


                Global Discovery             Salomon Brothers World
               Portfolio -- Class A             Equity EMI Index

                 5/96*    10000                 5/96*     10000
                 6/96     10167                 6/96      9946
                 12/96    10550                 12/96     10197
                 6/97     11605                 6/97      11010
                 12/97    11857                 12/97     11052
                 6/98     13841                 6/98      12202
                 12/98    13806                 12/98     11708
                 6/99     15291                 6/99      12660
                 12/99    22902                 12/99     14324




The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.


Global Discovery Portfolio -- Class A                            Salomon Brothers World Equity EMI Index
---------------------------------------------------------------  ------------------------------------------------------------
                                          Total Return                                                    Total Return
                                  ---------------------------                                     ---------------------------
Period Ended         Growth of                     Average       Period Ended        Growth of                     Average
12/31/1999            $10,000      Cumulative       Annual       12/31/1999           $10,000      Cumulative       Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $  16,588        65.88%         65.88%       1 Year             $  12,234        22.34%         22.34%
-------------------------------------------------------------    ------------------------------------------------------------
Life of Portfolio*  $  22,902       129.02%         25.34%       Life of Portfolio* $  14,324        43.24%         10.28%
-------------------------------------------------------------    ------------------------------------------------------------


* The Portfolio commenced operations on May 1, 1996. On May 2, 1997, existing shares were redesignated as Class A shares. Index comparisons begin on May 31, 1996.


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE


          Global Discovery Portfolio     Salomon Brothers World
                -- Class B                 Equity EMI Index

               5/2/97** 10000               5/2/97**    10000
               6/97     10452               6/97        10329
               12/97    10664               12/97       10369
               6/98     12435               6/98        11448
               12/98    12389               12/98       10984
               6/99     13695               6/99        11848
               12/99    20520               12/99       13440



The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.


Global Discovery Portfolio -- Class B                                   Salomon Brothers World Equity EMI Index
---------------------------------------------------------------  ------------------------------------------------------------
                                          Total Return                                                    Total Return
                                  ---------------------------                                     ---------------------------
Period Ended         Growth of                       Average      Period Ended        Growth of                     Average
12/31/1999            $10,000        Cumulative      Annual       12/31/1999           $10,000        Cumulative     Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $  16,563        65.63%         65.63%       1 Year             $  12,234        22.34%         22.34%
-------------------------------------------------------------    ------------------------------------------------------------
Life of Portfolio** $  21,943       119.43%         34.28%       Life of Portfolio**$  13,440        34.40%         12.11%
-------------------------------------------------------------    ------------------------------------------------------------

** The Portfolio commenced selling Class B shares on May 12, 1997. Index comparisons begin on May 31, 1997.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns during Life of Portfolio periods would have been lower if the Portfolio's expenses were not maintained.



                         72 | Global Discovery Portfolio

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 1999

Global Discovery Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

By Region
(Excluding 2% Cash Equivalents)

U.S. & Canada                                         43%
Europe                                                43%
Japan                                                 10%
Other                                                  4%
----------------------------------------------------------
                                                     100%
----------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


By Sector
(Excluding 2% Cash Equivalents)

Technology                                            29%
Service Industries                                    22%
Consumer Discretionary                                 9%
Financial                                              8%
Health                                                 7%
Communications                                         7%
Energy                                                 5%
Manufacturing                                          4%
Media                                                  4%
Other                                                  5%
----------------------------------------------------------
                                                     100%
----------------------------------------------------------

The portfolio's impressive performance is attributed to an increased weighting in Japan and significant exposure to selected technology stocks -- two areas that provided some of the strongest performance.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(33% of Portfolio)

     1.   Altran Technologies SA
          Provider of engineering and consulting services in France

     2.   ARM Holdings PLC
          United Kingdom designer of RISC microprocessors and related technology

     3.   Symbol Technologies, Inc.
          Manufacturer of bar code laser scanners in the United States

     4.   Tiffany & Co.
          Retailer of jewelry and gift items in the United States

     5.   Serco Group plc
          Facilities management company in the United Kingdom

     6.   Vitesse Semiconductor Corp.
          Manufacturer of digital integrated circuits in the United States

     7.   Jafco Co., Ltd.
          Venture capital company in Japan

     8.   Benesse Corp.
          Provider of educational services in Japan

     9.   Check Point Software Technologies, Ltd.
          Israeli leading provider of systems for network security firewalls

     10.  TSI International Software Ltd.
          Provider of software and related services to businesses in the United States

                        Global Discovery Portfolio | 73


Investment Portfolio                                                                               as of December 31, 1999
----------------------------------------------------------------------------------------------------------------------------------

Global Discovery Portfolio

                                                                                                            Principal
                                                                                                             Amount ($)   Value ($)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements 1.9%
----------------------------------------------------------------------------------------------------------------------------------
 Donaldson, Lufkin & Jenrette, 2.25%, to be repurchased at                                                              ---------
    $1,300,244 on 1/3/2000 (Cost $1,300,000)** ..........................................................   1,300,000   1,300,000
                                                                                                                        ---------
                                                                                                               Shares
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Common Stocks 98.1%
----------------------------------------------------------------------------------------------------------------------------------
 Australia 0.3%
 Austar United Communications Limited* (Provider of cable television services) ..........................      21,300      85,299
 CI Technologies Group, Ltd. (Developer of process monitoring and industrial automation software) .......      20,500     114,395
 Solution 6 Holdings Limited* (Developer of software used in the accounting profession) .................       4,100      44,681
                                                                                                                        ---------
                                                                                                                          244,375
                                                                                                                        ---------
 Austria 0.1%
 Schoeller-Bleckmann Oilfield Equipment AG (Manufacturer of parts for drilling technology) ..............      13,008      83,834
                                                                                                                        ---------
 Canada 2.4%
 Berkley Petroleum Corp.* (Oil and gas producer) ........................................................      44,000     385,270
 Creo Products Inc.* (Manufacturer of printing related products) ........................................       3,000     115,313
 QLT Phototherapeutics, Inc.* (Developer of pharmaceutical products) ....................................      19,500   1,147,297
                                                                                                                        ---------
                                                                                                                        1,647,880
                                                                                                                        ---------
 Croatia 0.0%
 Pliva D.D. (GDR) (Pharmaceutical company) ..............................................................       2,400      31,320
                                                                                                                        ---------
 Finland 2.0%
 Comptel Oyj* (Developer of communications software) ....................................................         800      56,263
 JOT Automation Group Oyj (Manufacturer of high technology production automation systems
    and equipment) ......................................................................................     128,000   1,192,288
 Perlos Oyj* (Manufacturer of injection moulds, electromechanical connectors and assembly equipment) ....       3,900     137,455
                                                                                                                        ---------
                                                                                                                        1,386,006
                                                                                                                        ---------
 France 7.3%
 Altran Technologies SA (Provider of engineering and consulting services) ...............................       5,769   3,485,629
 Dassault Systemes SA (Computer aided design, manufacturing and engineering software) ...................       4,008     261,133
 GFI Informatique (Provider of computer consulting and systems integration services) ....................         827     106,514
 Leon de Bruxelles SA (Operator of low cost family restaurants) .........................................       2,418      58,682
 Publicis SA (International advertising company) ........................................................         900     339,862
 Transiciel SA (Developer of software for public services, finance and industry) ........................       6,618     799,052
                                                                                                                        ---------
                                                                                                                        5,050,872
                                                                                                                        ---------
 Germany 3.5%
 Articon Information Systems AG* (Provider of network security products for Internet applications) ......         610      30,713
 Epcos AG* (Producer of electronic components and integrated circuits) ..................................       9,236     692,898
 Freenet.de AG* (Provider of Internet access and related services) ......................................       1,044     115,434
 Hawesko Holding AG (Marketer of wines and liqueurs and related products) ...............................       4,061     127,999
 Marschollek, Lautenschlaeger und Partner AG (Insurance company) ........................................       3,853   1,163,991
 Medion AG (Marketer and distributor of multimedia products and various consumer appliances) ............         860      77,076
 Pfeiffer Vacuum Technology AG (ADR)* (Manufacturer of various pumps and vacuum systems) ................       5,872     135,423
  W.E.T. Automotive Systems AG* (Manufacturer of heating, wiring, and cable components) .................       1,678      61,676
                                                                                                                        ---------
                                                                                                                        2,405,210
                                                                                                                        ---------
 Greece 0.2%
 STET Hellas Telecommunications SA (ADR)* (Mobile telecommunication services) ...........................       5,500     167,750
                                                                                                                        ---------

    The accompanying notes are an integral part of the financial statements.

                         74 | Global Discovery Portfolio


                                                                                                         Shares       Value ($)
------------------------------------------------------------------------------------------------------------------------------
 Hong Kong 1.1%
 Legend Holdings Ltd. (Manufacturer of computers and related products) ...............................     124,000     307,069
 Li & Fung Ltd. (Exporter of consumer products) ......................................................     142,000     356,210
 I-Cable Communications Ltd. (ADR)* (Operator of cable television systems) ...........................       3,900      97,744
                                                                                                                     ---------
                                                                                                                       761,023
                                                                                                                     ---------
 Hungary 0.2%
 OTP Bank Rt (Savings and commercial bank) ...........................................................         100       5,848
 OTP Bank Rt (GDR) ...................................................................................       2,050     119,413
                                                                                                                     ---------
                                                                                                                       125,261
                                                                                                                     ---------
 Ireland 5.6%
 Anglo Irish Bank Corp. PLC (Provider of financial services for business and private sectors) ........     528,392   1,223,808
 ESAT Telecom Group PLC (ADR)* (Provider of telecommunication services) ..............................      11,600   1,061,400
 Elan Corp. "A" (Warrants) (expires 12/31/2001)* (Developer of controlled-absorption drug
    delivery systems) ................................................................................      18,700     561,000
 Irish Continental Group PLC (Transporter of passengers, freight and containers between Ireland the
    U.K. and the continent) ..........................................................................      19,651     201,843
 Irish Life & Permanent PLC (Retail financial services group) ........................................      16,969     160,625
 Jury's Doyle Hotel Group PLC (Hotel operator) .......................................................      70,346     520,662
 Ryan Hotels PLC (Owner and operator of hotel chain) .................................................     178,604     142,984
                                                                                                                     ---------
                                                                                                                     3,872,322
                                                                                                                     ---------
 Israel 2.4%
 Check Point Software Technologies, Ltd.* (Leading provider of systems for network security firewalls)       7,600   1,510,500
 Orckit Communications Ltd.* (Designer of high speed data access systems) ............................       2,000      68,625
 Sapiens International Corp. NV* (Provider of software applications) .................................       4,200      69,038
                                                                                                                     ---------
                                                                                                                     1,648,163
                                                                                                                     ---------
 Italy 1.7%
 Bulgari SpA (Manufacturer and retailer of fine jewelry, luxury watches and perfumes) ................      73,066     656,311
 Safilo SpA (Manufacturer of frames for glasses) .....................................................      62,843     508,162
                                                                                                                     ---------
                                                                                                                     1,164,473
                                                                                                                     ---------
 Japan 9.6%
 Benesse Corp. (Provider of educational services) ....................................................       7,200   1,733,072
 Chugai Pharmaceutical Co., Ltd. (Pharmaceutical company) ............................................      17,000     183,806
 FamilyMart Co., Ltd. (Convenience store chain) ......................................................      11,500     765,166
 Gunze, Ltd. (Leading manufacturer of underwear and sportswear) ......................................      15,000      39,922
 Internet Initiative Japan Inc. (ADR)* (Provider of Internet services) ...............................       3,500     340,156
 Jafco Co., Ltd. (Venture capital company) ...........................................................       5,000   1,785,714
 Japan Securities Finance Co., Ltd. (Provider of securities related financing services) ..............      15,000      84,393
 Kyorin Pharmaceutical Co., Ltd. (Retailer of prescription medicines) ................................       4,000     141,292
 Rock Field Co., Ltd. (Marketer of delicatessen food) ................................................       2,000      77,299
 Uni-Charm Co. (Manufacturer of sanitary napkins, diapers, and body care goods) ......................      16,700     962,456
 Wako Securities Co., Ltd.* (Securities firm) ........................................................     175,000     464,041
 York-Benimaru Co., Ltd. (Operator of supermarket chain) .............................................       5,000     130,137
                                                                                                                     ---------
                                                                                                                     6,707,454
                                                                                                                     ---------
 Luxembourg 1.3%
 Millicom International Cellular SA* (Developer and operator of cellular telephone networks) .........      14,700     916,913
                                                                                                                     ---------
 Netherlands 1.8%
 IHC Caland NV (Supplier of materials for offshore oilfields) ........................................      19,070     696,126
 Versatel Telecom International NV* (Telecommunication services) .....................................      16,580     584,362
                                                                                                                     ---------
                                                                                                                     1,280,488
                                                                                                                     ---------
 Norway 0.6%
 Petroleum Geo-Services, ADR* (Provider of equipment used in the exploration of oil and gas) .........      23,800     423,938
                                                                                                                     ---------

    The accompanying notes are an integral part of the financial statements.

                        Global Discovery Portfolio | 75



                                                                                                   Shares       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Philippines 0.2%
International Container Terminal Services, Inc.* (Containerized cargo handling firm) ...........   1,441,335     130,543

Portugal 1.5%
Jeronimo Martins SGPS, SA (Food producer and retailer) .........................................      19,641     502,373
PT Multimedia Servicos* (Provider of cable television, Internet and e-commerce services) .......       7,550     429,333
SIVA-SGPS SA (Importer of automobiles) .........................................................       3,450      48,499
Semapa-Sociedade de Investimento e Gestao, SPGS, SA (Cement producer) ..........................       2,550      44,090
UNICER-Uniao Cervejaria, SA (Bottler of beer, softdrinks, juices and water) ....................       2,120      42,014
                                                                                                               ---------
                                                                                                               1,066,309
                                                                                                               ---------
Spain 0.6%
Sogecable, SA* (Provider of cable television) ..................................................       3,763     240,244
Telefonica Publicidad e Informacion, SA (Publisher of telephone directories) ...................       3,631     157,226
                                                                                                               ---------
                                                                                                                 397,470
                                                                                                               ---------
Sweden 1.0%
Framtidsfabriken AB* (Internet consulting company) .............................................         701     126,885
Kinnevik AB "B" (Diversified holding company) ..................................................       4,985     154,683
Modern Times Group MTG AB* (Group of media companies) ..........................................       8,400     416,643
                                                                                                               ---------
                                                                                                                 698,211
                                                                                                               ---------
Switzerland 0.8%
Fantastic Corp.* (Provider of multimedia related software solutions) ...........................       3,040     575,515
                                                                                                               ---------
United Kingdom 14.3%
ARM Holdings PLC* (Designer of RISC microprocessors and related technology) ....................      49,138   3,320,510
Aegis Group PLC (Independent media services group) .............................................     154,613     561,721
Baltimore Technologies PLC* (Manufacturer of computer related software) ........................       6,407     527,615
Bodycote International PLC (Diversified holding company) .......................................      83,565     408,845
Expro International Group PLC (Provider of oilfield services) ..................................      48,541     318,611
Games Workshop Group PLC (Manufacturer of table top war game systems and miniatures) ...........      15,151     111,802
Guardian IT PLC (Provider of business continuity and disaster recovery services) ...............       7,810     121,568
Matalan PLC (Clothing retailer) ................................................................      28,512     783,112
PizzaExpress PLC (Operator of pizza restaurants) ...............................................      32,317     382,235
RM PLC (Information technology solutions to educational markets) ...............................      72,822   1,017,116
Serco Group PLC (Facilities management company) ................................................      71,811   2,236,738
Taylor Nelson Sofres PLC (Market research company) .............................................      27,932     124,030
                                                                                                               ---------
                                                                                                               9,913,903
                                                                                                               ---------
United States 39.6%
AMCOL International Corp. (Producer and distributor of polymers) ...............................       2,700      43,538
Adelphia Business Solutions, Inc.* (Provider of communication services) ........................      15,700     753,600
Advance Paradigm, Inc.* (Provider of health benefit management services) .......................       1,200      25,875
Alexion Pharmaceuticals, Inc.* (Developer of immunoregulatory compounds) .......................      15,600     469,950
Alpharma Inc. "A" (Manufacturer and marketer of human pharmaceutical and animal health products)      17,900     550,425
American Axle & Manufacturing Holdings, Inc.* (Designer and manufacturer of automobile parts) ..       2,800      33,950
American Italian Pasta Co.* (Producer and marketer of dry pasta) ...............................       1,400      43,050
Anadarko Petroleum Corp. (Oil and gas exploration and production) ..............................      17,600     600,600
AnswerThink Consulting Group, Inc.* (Provider of consulting and technology enabled solutions
   focused on the Internet and web-enabled commerce) ...........................................       9,900     339,075
Aptargroup, Inc. (Manufacturer of packaging equipment components) ..............................      12,600     316,575
ArthroCare Corp.* (Manufacturer of orthopedic surgery equipment) ...............................       2,100     128,100
Audiovox Corp. "A"* (Supplier of automotive accessories) .......................................       2,400      72,900
Axogen Ltd.* (Developer of therapeutic products for neurological disorders) ....................      13,200     456,225
Barrett Resources Corp.* (Oil and gas exploration and production) ..............................      18,800     553,425
Black Box Corp.* (Manufacturer of wide area networking products, direct marketer of computer
    products) ..................................................................................       3,700     247,900
CNF Transportation, Inc. (Trucking, air freight) ...............................................      12,000     414,000
Columbia Sportswear Co.* (Manufacturer of active outdoor apparel) ..............................       2,200      47,300


    The accompanying notes are an integral part of the financial statements.

                         76 | Global Discovery Portfolio

                                                                                                   Shares       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
 Concord EFS, Inc.* (Electronic transaction authorization, processing, settlement and transfer
     services) .................................................................................     48,550      1,250,163
 Cumulus Media Inc. "A"* (Radio broadcasting company) ..........................................      2,000        101,500
 Daisytek International Corp.* (Distributor of computer and office automation supplies) ........        700         16,319
 Diamond Offshore Drilling, Inc. (Offshore oil and gas well drilling) ..........................     13,200        403,425
 El Paso Electric Co.* (Generator and distributor of electricity) ..............................      4,200         41,213
 Elcor Corp. (Manufacturer of roofing and other industrial products) ...........................     13,000        391,625
 Fiserv Inc.* (Provider of data processing services) ...........................................     36,900      1,413,731
 G & K Services, Inc. "A" (Uniform rentals) ....................................................      4,900        158,638
 Hain Food Group, Inc.* (Manufacturer of specialty food products) ..............................      1,900         42,513
 ISS Group, Inc.* (Provider of network security monitoring, detection, and response software) ..      3,200        227,600
 Keane, Inc.* (Provider of computer software project management and design development services)     11,200        355,600
 Korn/Ferry International* (A global executive search firm) ....................................      2,800        101,850
 MIH Ltd.* (Provider of pay-TV services) .......................................................      8,300        489,700
 Mercury Computer Systems, Inc.* (Manufacturer of digital signal processing computer systems) ..      2,800         98,000
 NDS Group PLC (ADR)* (Provider of open solutions that enable data to be transferred digitally)       5,600        170,800
 Nabors Industries, Inc.* (Land drilling contractor) ...........................................     20,500        634,219
 Network Appliance, Inc.* (Designer and manufacturer of network data storage devices) ..........      9,900        822,319
 OpenTV Corp.* (Developer of interactive television software) ..................................      1,600        128,400
 PSINet, Inc.* (Provider of Internet access services) ..........................................     22,700      1,401,725
 Parametric Technology Corp.* (Mechanical design software producer) ............................     41,800      1,131,213
 Performance Food Group Co.* (Food distributor) ................................................      1,400         34,125
 Proxim, Inc.* (Manufacturer of wireless local area networking products) .......................      4,200        462,000
 Radio Unica Corp.* (Operator of a Spanish-language national radio network) ....................      9,000        259,875
 Rational Software Corp.* (Software products and services for development of software
     applications) .............................................................................     14,500        712,313
 Simpson Manufacturing Co., Inc.* (Manufacturer of wood-to-wood, wood-to-concrete and
    wood-to-masonry connectors) ................................................................        800         35,000
 Symbol Technologies, Inc. (Manufacturer of bar code laser scanners) ...........................     47,575      3,023,986
 Systems & Computer Technology Corp.* (Computer software for educational institutions) .........      2,300         37,375
 THQ, Inc.* (Developer, publisher and distributor of interactive entertainment software) .......      1,800         41,738
 TSI International Software Ltd.* (Provider of software and related services to businesses) ....     26,600      1,506,225
 Taubman Centers, Inc. (Real estate investment trust company) ..................................      6,000         64,500
 The Cheesecake Factory Inc.* (Operator of casual dining restaurants) ..........................      1,300         45,500
 Tiffany & Co. (Retailer of jewelry and gift items) ............................................     30,800      2,748,900
 United Natural Foods, Inc.* (Distributor of natural foods and related products) ...............      4,100         49,200
 VISX, Inc.* (Developer of laser technologies and systems for vision correction) ...............     16,400        848,700
 Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) ....................     34,600      1,814,338
 Watchgaurd Technologies, Inc.* (Provider of Internet security products) .......................        100          3,025
 Wesley Jessen VisionCare, Inc.* (Manufacturer of soft contact lenses) .........................      8,000        303,000
 Wisconsin Central Transportation Co.* (Operator of regional freight railroad) .................     36,000        483,750
 Xircom, Inc.* (Developer, manufacturer and seller of communication solutions for computer users)     8,000        600,000
 Young Broadcasting Inc. "A"* (Operator of television stations) ................................        200         10,200
                                                                                                               -----------
                                                                                                                27,560,791
                                                                                                               -----------

-----------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $43,626,399)                                                                          68,260,024
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $44,926,399) (a)                                                     69,560,024
-----------------------------------------------------------------------------------------------------------------------------

*    Non-income producing security.

**   Repurchase   agreements  are  fully  collateralized  by  U.S.  Treasury  or
     Government agency securities.

(a)AtDecember 31, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $46,165,461 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of market value over tax cost ... $25,062,758

     Aggregate gross unrealized  depreciation for all investments in
          which there is an excess of tax cost over market value ...   1,668,195

                                                                    ------------
     Net unrealized appreciation ................................... $23,394,563
                                                                    ------------

--------------------------------------------------------------------------------

   Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1999, aggregated $40,736,366 and $25,071,240, respectively.



    The accompanying notes are an integral part of the financial statements.

                        Global Discovery Portfolio | 77


Financial Statements
----------------------------------------------------------------------------------------------

Global Discovery Portfolio

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $44,926,399) .............   $ 69,560,024
Cash ..........................................................................      7,259,986
Dividends receivable ..........................................................         11,490
Interest receivable ...........................................................             81
Receivable for Portfolio shares sold ..........................................        503,054
Foreign taxes recoverable .....................................................          3,736
Other assets ..................................................................          6,568
                                                                                  ------------
Total assets ..................................................................     77,344,939

Liabilities
----------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed .........................................         10,063
Accrued management fee ........................................................         87,918
Accrued accounting fee ........................................................         21,003
                                                                                  ------------
Total liabilities .............................................................        118,984
----------------------------------------------------------------------------------------------
Net assets, at value                                                              $ 77,225,955
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ...........................................   $    976,351
Net unrealized appreciation (depreciation) on:
  Investments .................................................................     24,633,625
  Foreign currency related transactions .......................................           (169)
Accumulated net realized gain (loss) ..........................................      4,927,057
Paid-in capital ...............................................................     46,689,091
----------------------------------------------------------------------------------------------
Net assets, at value                                                              $ 77,225,955
----------------------------------------------------------------------------------------------

Class A

Netasset value, offering and redemption price per share ($70,514,009 /
   5,348,352 outstanding shares of beneficial interest, no par value, unlimited   ------------
   number of shares authorized) ................................................  $      13.18
                                                                                  ------------

Class B

Netasset value, offering and redemption price per share ($6,711,946 / 512,155
   outstanding shares of beneficial interest, no par value, unlimited number of   ------------
   shares authorized) ..........................................................  $      13.11
                                                                                  ------------


    The accompanying notes are an integral part of the financial statements.

                         78 | Global Discovery Portfolio



---------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
---------------------------------------------------------------------------------

Investment Income
---------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $17,236) .............   $    194,827
Interest .........................................................        179,339
                                                                     ------------
Total income .....................................................        374,166
                                                                     ------------
Expenses:
Management fee ...................................................        377,844
Custodian fees ...................................................        141,317
Accounting fees ..................................................         72,667
Distribution service fees (Class B) ..............................         10,394
Auditing .........................................................         18,397
Legal ............................................................            552
Trustees' fees and expenses ......................................         17,376
Reports to shareholders ..........................................          1,312
Registration fees ................................................          1,208
Other ............................................................            652
                                                                     ------------
Total expenses ...................................................        641,719
---------------------------------------------------------------------------------
Net investment income (loss)                                            (267,553)
---------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ......................................................      6,438,579
Foreign currency related transactions ............................        (11,218)
                                                                     ------------
                                                                        6,427,361
                                                                     ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ......................................................     18,888,033
Foreign currency related transactions ............................           (703)
                                                                     ------------
                                                                       18,887,330
                                                                     ------------
Net gain (loss) on investment transactions .......................     25,314,691
---------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      $ 25,047,138
---------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                        Global Discovery Portfolio | 79

-------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------

                                                                                                 Years Ended December 31
Increase (Decrease) in Net Assets                                                                 1999             1998
-------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $   (267,553)   $   (106,011)
Net realized gain (loss) on investment transactions ......................................      6,427,361         514,766
Net unrealized appreciation (depreciation) on investment transactions during the period ..     18,887,330       3,279,878
                                                                                             ------------    ------------
Net increase (decrease) in net assets resulting from operations ..........................     25,047,138       3,688,633
                                                                                             ------------    ------------
Distributions to shareholders from:
Net investment income:
Class A ..................................................................................             --        (312,453)
                                                                                             ------------    ------------
Class B ..................................................................................             --         (41,745)
                                                                                             ------------    ------------
Net realized gain:
Class A ..................................................................................       (336,073)       (182,265)
                                                                                             ------------    ------------
Class B ..................................................................................        (38,072)        (24,351)
                                                                                             ------------    ------------
Portfolio share transactions:
Class A
Proceeds from shares sold ................................................................     47,977,272      18,978,160
Reinvestment of distributions ............................................................        336,073         494,718
Cost of shares redeemed ..................................................................    (25,592,178)    (14,676,750)
                                                                                             ------------    ------------
Net increase (decrease) in net assets from Class A share transactions ....................     22,721,167       4,796,128
                                                                                             ------------    ------------
Class B
Proceeds from shares sold ................................................................      2,115,662       2,431,156
Reinvestment of distributions ............................................................         38,073          66,096
Cost of shares redeemed ..................................................................     (1,824,969)     (1,033,311)
                                                                                             ------------    ------------
Net increase (decrease) in net assets from Class B share transactions ....................        328,766       1,463,941
                                                                                             ------------    ------------
Increase (decrease) in net assets ........................................................     47,722,926       9,387,888
Net assets at beginning of period ........................................................     29,503,029      20,115,141
Net assets at end of period (including undistributed net investment income of $976,351 and   ------------    ------------
   $899, respectively)                                                                       $ 77,225,955    $ 29,503,029
                                                                                             ------------    ------------

Other Information
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ................................................      3,172,540       2,526,754
                                                                                             ------------    ------------
Shares sold ..............................................................................      4,926,169       2,524,146
Shares issued to shareholders in reinvestment of distributions ...........................         40,056          66,139
Shares redeemed ..........................................................................     (2,790,413)     (1,944,499)
                                                                                             ------------    ------------
Net increase (decrease) in Portfolio shares ..............................................      2,175,812         645,786
                                                                                             ------------    ------------
Shares outstanding at end of period ......................................................      5,348,352       3,172,540
                                                                                             ------------    ------------
Class B
Shares outstanding at beginning of period ................................................        500,409         314,140
                                                                                             ------------    ------------
Shares sold ..............................................................................        217,938         312,746
Shares issued to shareholders in reinvestment of distributions ...........................          4,560           8,848
Shares redeemed ..........................................................................       (210,752)       (135,325)
                                                                                             ------------    ------------
Net increase (decrease) in Portfolio shares ..............................................         11,746         186,269
                                                                                             ------------    ------------
Shares outstanding at end of period ......................................................        512,155         500,409
                                                                                             ------------    ------------


    The accompanying notes are an integral part of the financial statements.

                         80 | Global Discovery Portfolio


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

Global Discovery Portfolio

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Class A (b)

-----------------------------------------------------------------------------------------------------------------------------
Years ended December 31,                                                                  1999     1998     1997    1996(c)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                    $ 8.04   $ 7.08   $ 6.33  $6.00(d)
                                                                                        -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                             (.06)    (.03)    (.03)   (.01)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                        5.30     1.18      .81     .34
                                                                                        -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                        5.24     1.15      .78     .33
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                       --    (.12)    (.02)      --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                            (.10)    (.07)    (.01)      --
                                                                                        -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                    (.10)    (.19)    (.03)      --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $13.18   $ 8.04   $ 7.08  $ 6.33
                                                                                        -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                         65.88   16.44(e) 12.38(e)5.50(e)**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                      71       25       18      17
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)                                          1.63     1.72     1.50   1.50*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)                                           1.63     1.79     1.79   2.32*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                (.66)    (.40)    (.44)  (.13)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                 70       54       83     50*

-----------------------------------------------------------------------------------------------------------------------------
Class B

-----------------------------------------------------------------------------------------------------------------------------
Years ended December 31,                                                                           1999     1998    1997(f)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                             $ 8.01   $ 7.07  $ 6.20
                                                                                                 ----------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                      (.08)    (.05)   (.04)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                 5.28     1.18     .91
                                                                                                 ----------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                 5.20     1.13     .87
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                --    (.12)      --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                     (.10)    (.07)      --
                                                                                                 ----------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                             (.10)    (.19)      --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                   $13.11   $ 8.01  $ 7.07
                                                                                                 ----------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                                  65.63   16.18(e)14.03(e)**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                7        4       2
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)                                                   1.88     1.98   1.75*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense reductions(%)                                                     1.88     2.04   2.00*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                         (.91)    (.69)  (.89)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                          70       54      83
-----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  On May 2, 1997 existing shares were redesignated as Class A shares.

(c)  For the period May 1, 1996  (commencement  of  operations)  to December 31,
     1996.

(d)  Original capital.

(e)  Total returns would have been lower had certain expenses not been reduced.

(f) For the period May 2, 1997 (commencement of sale of Class B shares) to December 31, 1997.

*    Annualized

**   Not annualized




                        Global Discovery Portfolio | 81

Portfolio Management Summary
--------------------------------------------------------------------------------
                                                               December 31, 1999


International Portfolio

Dear Shareholders,

The overseas markets posted outstanding performance in 1999 on the strength of favorable liquidity conditions, powerful corporate earnings growth, and the ongoing benefits of consolidation and restructuring. The European markets once again produced impressive returns, with the bulk of the gains coming in a furious fourth quarter rally. Japanese stocks also staged a strong runup as the combination of renewed growth and corporate-level reforms prompted investors to return to the market in force. The Nikkei 225 Index closed the year just short of 19,000, a level not seen since the summer of 1997. Across most of the global markets, technology and telecommunications stocks produced outstanding returns as investors poured money into companies with the strongest growth characteristics.

The International Portfolio's Class A once again outperformed both its benchmark and its competition. For the twelve-month period ended December 31, 1999, the portfolio's total return was 54.51%, well above the 27.92% return of its unmanaged benchmark, the MSCI EAFE + Canada Index. In addition, the Portfolio finished in the top 26th percentile of funds in the international variable life category.^1 We attribute our strong showing to strong individual stock selection across all sectors and regions, particularly in techs and telecoms.

During the second half of 1999, our fundamental investment strategy remained essentially unchanged. We continued to focus on a wide range of international equities that are poised to benefit from positive changes taking place on the macroeconomic and/or company-specific levels. A good example of our focus on companies undergoing significant restructuring is our investment in the Japanese financial services industry. Daiwa Securities and Nikko Securities both posted returns in excess of 300% for the year, while restructuring announcements also boosted our commercial bank investments such as Fuji Bank (+139%) and Sakura Bank (+129%).

The portfolio continues to hold a position in European cyclicals, which have performed well as the region's economy has picked up steam. Our holdings in Japanese cyclicals have not performed as well; however, since the market is not fully convinced that the country's recovery is sustainable in light of the government's need to eventually reduce its fiscal stimulus programs.

Looking ahead, we are confident that the improving fundamentals of the major overseas markets will continue to support strong stock market performance, albeit with a higher level of volatility. Consolidation, restructuring, and stronger economic growth are likely to remain in place as key themes in the foreign markets. We continue to see opportunities in the technology, telecom, and financial sectors in Japan, despite the runup that the market has experienced over the past year. In Europe, we remain focused on restructuring stories and companies poised to capitalize on the regions renewed growth, particularly those in the technology and communications sectors. While higher interest rates and potential weakness in the U.S. market continue to represent potential risks, we believe that the portfolio is positioned to outperform in any environment.

Sincerely,

Your Portfolio Management Team


/s/Irene T. Cheng                                         /s/Nicholas Bratt

Irene T. Cheng                                            Nicholas Bratt
Lead Portfolio Manager                                    Portfolio Manager


/s/Carol L. Franklin                                      /s/Marc J. Slendebroek

Carol L. Franklin                                         Marc J. Slendebroek
Portfolio Manager                                         Portfolio Manager


^1 Source: Lipper Analytical Services, Inc. is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended December 31, 1999, Scudder Variable Life Investment Fund: International Fund's Lipper ranking was 33 out of 126 funds for the one-year period, 13 out of 83 funds for the three-year period, 12 out of 53 for the five-year period, and 2 out of 5 funds for the ten-year period.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
Excellent stock selection, particularly in the technology and telecommunications sectors, enabled the fund to beat its benchmark by a wide margin.
--------------------------------------------------------------------------------

                          82 | International Portfolio

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

International Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------


          International Portfolio      MSCI EAFE &
               -- Class A*             Canada Index

            89   10000                89     10000
            90    9235                90      7696
            91   10292                91      8626
            92    9975                92      7575
            93   13747                93      9994
            94   13630                94     10729
            95   15145                95     11957
            96   17384                96     12777
            97   18960                97     13066
            98   22465                98     15517
            99   34710                99     19849


                  Yearly periods ended December 31


The Morgan Stanley Capital International (MSCI) Europe,  Australia, the Far East
(EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses. Yearly periods ended December 31


International Portfolio -- Class A*                               MSCI EAFE & Canada Index
-------------------------------------------------------------    ------------------------------------------------------------
                                          Total Return                                                    Total Return
                                  ---------------------------                                     ---------------------------
Period Ended         Growth of                     Average       Period Ended        Growth of                      Average
12/31/1999            $10,000       Cumulative      Annual       12/31/1999           $10,000        Cumulative     Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $  15,451        54.51%         54.51%       1 Year             $  12,792        27.92%         27.92%
-------------------------------------------------------------    ------------------------------------------------------------
5 Year              $  25,466       154.66%         20.56%       5 Year             $  18,501        85.01%         13.09%
-------------------------------------------------------------    ------------------------------------------------------------
10 Year*            $  34,710       247.10%         13.25%       10 Year*           $  19,849        98.49%          7.09%
-------------------------------------------------------------    ------------------------------------------------------------

*  On May 8, 1997, existing shares were redesignated as Class A shares.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

              International Portfolio             MSCI EAFE &
                    -- Class B                   Canada Index

                 5/97     10000                 5/97     10000
                 6/97     10513                 6/97     10534
                 12/97    10036                 12/97    9686
                 6/98     12107                 6/98     11196
                 12/98    11870                 12/98    11503
                 6/99     13043                 6/99     12021
                 12/99    18294                 12/99    14714




The Morgan Stanley Capital International (MSCI) Europe,  Australia, the Far East
(EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses.


International Portfolio -- Class B                                MSCI EAFE & Canada Index
---------------------------------------------------------------  ------------------------------------------------------------
                                          Total Return                                                    Total Return
                                  ---------------------------                                     ---------------------------
Period Ended         Growth of     Cumulative      Average       Period Ended        Growth of     Cumulative      Average
12/31/1999            $10,000                       Annual       12/31/1999           $10,000                       Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $  15,413        54.13%         54.13%       1 Year             $  12,792        27.92%         27.92%
-------------------------------------------------------------    ------------------------------------------------------------
Life of             $  18,653        86.53%         26.53%       Life of            $  14,714        47.14%         16.10%
-------------------------------------------------------------    ------------------------------------------------------------
Portfolio**                                                      Portfolio**
-------------------------------------------------------------    ------------------------------------------------------------

** The Portfolio commenced selling Class B shares on May 8, 1997. Index comparisons began on May 31, 1997.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.



                          International Portfolio | 83

Portfolio Summary
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                               December 31, 1999
International Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
By Region
(Excluding 4% Cash Equivalents)


Europe                                                58%
Japan                                                 31%
Pacific Basin                                         10%
U.S. & Canada                                          1%
----------------------------------------------------------
                                                     100%
----------------------------------------------------------

By Sector
(Excluding 4% Cash Equivalents)
Technology                                            22%
Manufacturing                                         17%
Financial                                             15%
Communications                                        14%
Consumer Staples                                       6%
Service Industries                                     6%
Energy                                                 4%
Metals & Materials                                     4%
Consumer Discretionary                                 3%
Other                                                  9%
----------------------------------------------------------
                                                     100%
----------------------------------------------------------

Management  increased the portfolio's  weighting in Japan from 23% of net assets
as  of  June  30.  The  country  continues  to  offer   significant   investment
opportunities in companies that are restructuring their operations.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(21% of Portfolio)

     1.   Mannesmann AG
          Manufacturer of production machinery and assembly systems in Germany

     2.   NTT Mobile Communications Network, Inc.
          Provider of various telecommunication services and equipment in Japan

     3.   Nokia Oyj
          Manufacturer of telecommunications networks and equipment in Finland

     4.   Total Fina SA
          Explorer, developer and producer of oil and gas in France

     5.   Sony Corp.
          Manufacturer of consumer electronics in Japan

     6.   Murata Manufacturing Co., Ltd.
          Manufacturer of ceramic applied electronic computers in Japan

     7.   Rio Tinto PLC
          Mining Company in the United Kingdom

     8.   Fujitsu Ltd.
          Manufacturer of computers in Japan

     9.   STMicroelectronics
          Manufacturer of semiconductor integrated circuits in the Netherlands

     10.  Seat Pagine Gialle SpA
          Publisher   of   telecommunications   directories   and   provider  of
          advertising services in Italy


                          84 | International Portfolio


Investment Portfolio                                                                               as of December 31, 1999
-------------------------------------------------------------------------------------------------------------------------------
International Portfolio

                                                                                                      Principal
                                                                                                      Amount ($)     Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.6%
-------------------------------------------------------------------------------------------------------------------------------
 Donaldson, Lufkin & Jenrette, 2.25%, to be repurchased at 30,005,625 on 1/3/2000                                    ----------
    (Cost $30,000,000)** ........................................................................... 30,000,000      30,000,000
                                                                                                                     ----------
-------------------------------------------------------------------------------------------------------------------------------
Bonds 0.0%
-------------------------------------------------------------------------------------------------------------------------------
 United Kingdom                                                                                                      ----------
 British Aerospace PLC, 7.45%, 11/30/2003 (Producer of military aircraft) (Cost $53,578) ...........     82,371         130,344
                                                                                                                     ----------
-------------------------------------------------------------------------------------------------------------------------------
Participating Loan Note 0.3%
-------------------------------------------------------------------------------------------------------------------------------
 Luxembourg 0.3%
 Eurotunnel Finance Ltd., Step-up Coupon, 1.0% to 12/31/2005, 1% plus 26.45% of net available cash                   ----------
    flow to 4/30/2040 (cost $2,218,612) ............................................................      1,700(b)    2,379,540
                                                                                                                     ----------

                                                                                                        Shares
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Common Stocks 96.1%
-------------------------------------------------------------------------------------------------------------------------------
 Australia 1.7%
 Broken Hill Proprietary Co. Ltd. (Petroleum, mineral and steel exploration production) ............    523,200       6,869,961
 WMC Ltd. (Mineral exploration and production) .....................................................    903,983       4,985,105
 Woodside Petroleum Ltd. (Major oil and gas producer) ..............................................    298,500       2,204,609
                                                                                                                     ----------
                                                                                                                     14,059,675
                                                                                                                     ----------
 Canada 0.7%
 Canadian National Railway Co. (Railroad operator) .................................................    233,200       6,166,152
                                                                                                                     ----------
 Finland 3.4%
 Nokia Oyj (Manufacturer of telecommunication networks and equipment) ..............................    105,100      19,050,419
 Sonera Oyj (Telecommunication services) ...........................................................    146,600      10,045,959
                                                                                                                     ----------
                                                                                                                     29,096,378
                                                                                                                     ----------
 France 13.4%
 AXA SA (Insurance group providing insurance, finance and real estate services) ....................     43,908       6,119,403
 Aventis SA (Pharmaceutical company) ...............................................................    227,543      13,221,131
 Carrefour SA (Hypermarket operator and food retailer) .............................................     29,095       5,364,584
 Christian Dior (Fashion house) ....................................................................     31,001       7,679,627
 Club Mediterranee SA* (Operator of vacation resorts) ..............................................     10,521       1,216,265
 Dassault Systemes SA (Computer aided design, manufacturing and engineering software) ..............     42,281       2,754,729
 Etablissements Economiques du Casino Guichard-Perrachon SA (Operator of supermarkets and
    convenience stores) ............................................................................     68,800       5,303,505
 Eurotunnel SA (Bearer)* (Channel Tunnel consortium) ...............................................  3,989,288       4,700,138
 LVMH (Louis Vuitton Moet Hennessy) (Producer of wines, spirits and luxury products) ...............     12,204       5,465,107
 Lafarge SA (Producer of cement, concrete and aggregates) ..........................................     56,275       6,550,925
 Pinault-Printemps-Redoute SA (Operator of department stores) ......................................     25,335       6,684,232
 Renault SA (Manufacturer of automobiles, buses, industrial and agricultural vehicles) .............     63,721       3,071,034
 Rhodia SA (Drug manufacturer and chemicals specialist) ............................................    296,622       6,702,789
 Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems) .     56,331       4,421,737
 Societe BIC SA (Manufacturer of office supplies) ..................................................    105,719       4,809,817
 Total Fina SA "B" (Explorer, developer and producer of oil and gas) ...............................    127,484      17,009,866
 Union des Assurances Federales (Insurance group) ..................................................     23,173       2,720,885
 Usinor Sacilor (Producer of flat carbon steel and stainless steel) ................................    203,150       3,815,267


    The accompanying notes are an integral part of the financial statements.

                          International Portfolio | 85

                                                                                                         Shares     Value ($)
-----------------------------------------------------------------------------------------------------------------------------

Vivendi (Provider of water purification and distribution, energy, waste management, construction,
   healthcare and community services) ...........................................................        65,320     5,896,928
                                                                                                                  113,507,969
Germany 12.9%
Allianz AG (Multi-line insurance company) .......................................................        18,304     6,147,113
BASF AG (International chemical producer) .......................................................       148,770     7,640,378
Celanese AG* (Manufacturer and distributor of industrial chemicals) .............................        15,526       282,988
Commerzbank AG (Provider of banking services) ...................................................        85,400     3,134,619
Deutsche Telekom AG (Telecommunication services) ................................................        62,389     4,441,777
Dresdner Bank AG (Provider of banking services) .................................................       108,152     5,881,087
Epcos AG* (Producer of electronic components and integrated circuits) ...........................       141,088    10,584,630
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses) ....................        20,125     1,061,931
HypoVereinsbank AG (Bank) .......................................................................        79,589     5,433,905
Mannesmann AG (Diversified construction and technology company) .................................       118,398    28,554,805
SAP AG (pfd.) (Computer software manufacturer) ..................................................        14,379     8,658,830
Siemens AG (Electrical engineering and electronics company) .....................................       101,092    12,857,291
Thyssen Krupp AG (Manufacturer of building and industrial steel materials) ......................       293,615     8,944,024
VEBA AG (Electric utility, distributor of oil and chemicals) ....................................       110,880     5,387,408
                                                                                                                  109,010,786
Hong Kong 1.2%
Cheung Kong Holdings Ltd. (Real estate company) .................................................       358,700     4,545,179
Citic Pacific Ltd. (Diversified holding company) ................................................       585,200     2,198,217
New World China Land Ltd.* (Property development) ...............................................         6,897         2,551
New World Development Co., Ltd. (Property investment and development company) ...................     1,254,436     2,824,034
New World Infrastructure Ltd.* (Investment in and operation of infrastructure projects) .........       346,800       443,900
                                                                                                                   10,013,881
Italy 4.0%
Arnoldo Mondadori Editore SpA (Book publisher) ..................................................       125,000     3,965,061
Banca Nazionale del Lavoro* (Bank) ..............................................................     1,245,100     4,150,129
Gruppo Editoriale L'Espresso (Publisher) ........................................................       477,360     5,523,259
Mediaset SpA (Broadcasting and television networks) .............................................       407,000     6,328,066
Seat Pagine Gialle SpA (Publisher of telecommunications directories and provider of
    advertising services) .......................................................................     6,304,700    13,903,939
                                                                                                                   33,870,454
Japan 29.6%
Advantest Corp. (Producer of measuring instruments and semiconductor testing devices) ...........        26,100     6,895,303
Asahi Glass Co., Ltd. (Manufacturer of glass products) ..........................................       388,000     3,003,014
Benesse Corp. (Provider of educational services) ................................................        12,400     2,984,736
CSK Corp. (Provider of computer related services) ...............................................        34,000     5,522,505
Canon, Inc. (Producer of visual image and information equipment) ................................       109,000     4,330,137
DDI Corp. (Long distance telephone and cellular operator) .......................................           781    10,698,630
Daiwa Securities Co., Ltd. (Provider of brokerage and other financial services) .................       762,000    11,922,094
Fanuc Ltd. (Manufacturer of numerically controlled equipment for machine tools) .................        25,500     3,246,135
Fuji Bank, Ltd. (Provider of commercial banking services) .......................................       583,000     5,664,569
Fujisawa Pharmaceutical Co. (Manufacturer of marketer of antibiotics) ...........................        52,000     1,261,840
Fujitsu Ltd. (Manufacturer of computers) ........................................................       328,000    14,955,773
Fujitsu Support and Service Inc. (Provider of information services) .............................         8,500     4,166,830
Hitachi, Ltd. (Manufacturer of general electronics) .............................................       594,000     9,531,898
Kyocera Corp. (Leading ceramic package manufacturer) ............................................        48,000    12,446,184
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products) .........       341,000     9,442,564
Murata Manufacturing Co., Ltd. (Manufacturer of ceramic applied electronic computers) ...........        69,000    16,203,523
NEC Corp. (Manufacturer of telecommunication and computer equipment) ............................       516,000    12,294,129
NSK Ltd. (Manufacturer of bearings and motor vehicle machine parts) .............................       550,000     3,761,742
NTT Mobile Communications Network, Inc. (Provider of various telecommunication services
    and equipment) ..............................................................................           559    21,495,793
Nikko Securities Co., Ltd. (Securities broker and dealer) .......................................       642,000     8,122,368


    The accompanying notes are an integral part of the financial statements.

                          86 | International Portfolio

                                                                                                   Shares       Value ($)
-----------------------------------------------------------------------------------------------------------------------------

 Nippon Telegraph & Telephone Corp. (Telecommunication services) ................................       724     12,397,260
 Nissan Motor Co., Ltd. (Manufacturer of motor vehicles) ........................................ 1,127,000      4,433,014
 Nomura Securities Co., Ltd. (Financial advisor, securities broker and underwriter) .............   411,000      7,419,716
 SMC Corp. (Manufacturer of directional control devices) ........................................    10,800      2,389,315
 Sakura Bank, Ltd. (Provider of banking services) ............................................... 1,003,000      5,809,941
 Sanwa Bank, Ltd. (Bank) ........................................................................    28,000        340,548
 Sony Corp. (Manufacturer of consumer electronic products) ......................................    48,300     14,319,863
 Sony Corp. (ADR) ...............................................................................     9,300      2,648,175
 Sumitomo Trust & Banking Co., Ltd. (Commercial Bank) ...........................................   824,000      5,563,209
 THK Co., Ltd. (Manufacturer of linear motion systems for industrial machinery) .................    69,200      2,796,438
 Teijin, Ltd. (Manufacturer of polyester products) ..............................................    91,000        335,685
 Tokyo Electron Ltd. (Manufacturer of semiconductor production equipment) .......................    87,000     11,917,808
 Toray Industries, Inc. (Manufacturer of synthetic fibers, leather and polyester fill) ..........   578,000      2,239,609
 Toshiba Corp. (Manufacturer of electric machinery) .............................................   902,000      6,884,149
 Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of ethical drugs) ............................    88,000      3,073,973
                                                                                                              ------------
                                                                                                               250,518,470
                                                                                                              ------------
 Korea 3.0%
 Dacom Corp. (Provider of domestic long-distance and internet services) .........................     7,490      3,858,785
 SK Telecom Co., Ltd. (Provider of mobile telecommunication services) ...........................     3,090     11,075,561
 Samsung Electronics Co. (Electronics manufacturer) .............................................    44,650     10,459,621
                                                                                                              ------------
                                                                                                                25,393,967
                                                                                                              ------------
 Netherlands 7.6%
 AEGON Insurance Group NV (Insurance company) ...................................................    42,112      4,066,809
 Akzo Nobel NV (Producer and marketer of healthcare products, coatings, chemicals and fibers) ...    90,320      4,529,420
 Equant NV* (Provider of international data network services) ...................................   111,315     12,633,013
 Fortis (NL) NVBank (Provider of banking and insurance services) ................................    98,710      3,553,583
 Gucci Group NV (New York Shares) (Registered) (Designer and producer of personal luxury
     accessories and apparel) ...................................................................    66,700      7,637,150
 KPNQuest NV* (Provider of Internet services to businesses) .....................................    36,110      2,403,578
 Koninklijke KPN NV (Telecommunications services) ...............................................    59,630      5,818,592
 Laurus NV (International food retailer) ........................................................   136,520      2,460,813
 STMicroelectronics (Manufacturer of semiconductor integrated circuits) .........................    94,522     14,544,057
 United Pan-Europe Communications NV* (Provider of television and telecommunication services) ...    51,480      6,583,723
                                                                                                              ------------
                                                                                                                64,230,738
                                                                                                              ------------
 Singapore 0.5%
 DBS Group Holdings Ltd. (Provider of banking and financing services) ...........................   154,679      2,535,417
 Oversea-Chinese Banking Corp., Ltd. (Foreign Registered) (Commercial bank) .....................   160,650      1,475,800
                                                                                                              ------------
                                                                                                                 4,011,217
                                                                                                              ------------
 Spain 0.8%
 Telefonica Publicidad e Informacion, SA* (Publisher of telephone directories) ..................    16,210        701,909
 Telefonica SA (Telecommunication services) .....................................................   244,686      6,110,688
                                                                                                              ------------
                                                                                                                 6,812,597
                                                                                                              ------------
 Sweden 0.5%
 LM Ericsson Telephone Co. "B" (Manufacturer telecommunications equipment) ......................    66,000      4,243,300
                                                                                                              ------------
 Switzerland 1.4%
 Nestle SA (Registered) (Food manufacturer) .....................................................     2,881      5,277,160
 Novartis AG (Registered) (Pharmaceutical company) ..............................................     2,236      3,282,743
 Roche Holdings AG (PC) (Producer of drugs and medicines) .......................................       291      3,453,626
                                                                                                              ------------
                                                                                                                12,013,529
                                                                                                              ------------
 Taiwan 3.9%
 Asustek Computer Inc. (Manufacturer of computer motherboards) ..................................   274,000      2,889,724
 Chinatrust Commercial Bank (Bank) .............................................................. 1,227,560      1,427,623
 Compal Electronics Inc.* (Rights) (Manufacturer and marketer of notebook computers and
     color monitors) ............................................................................     8,991          7,305


    The accompanying notes are an integral part of the financial statements.

                          International Portfolio | 87

                                                                                                  Shares       Value ($)
-----------------------------------------------------------------------------------------------------------------------

 Far Eastern Textile Ltd. (Manufacturer of natural and synthetic textile products) ......     2,683,560     6,412,841
 Hon Hai Precision Industry Co., Ltd. (Manufacturer of electronic connectors and cable
     assemblies) ........................................................................       339,200     2,529,004
 Siliconware Precision Industries Co. (Manufacturer of packaging for integrated circuits)     1,590,390     4,053,886
 Taiwan Semiconductor Manufacturing Co. (Manufacturer of integrated circuits) ...........     1,187,670     6,319,608
 United Microelectronics Corp., Ltd. (Manufacturer of integrated circuits) ..............     2,565,000     9,153,417
                                                                                                           32,793,408
 United Kingdom 11.4%
 BOC Group PLC (Producer of industrial gases) ...........................................       337,590     7,277,174
 BP Amoco PLC (Major integrated world oil company) ......................................       719,336     7,258,521
 Billiton PLC (Resource group that explores, produces and markets aluminum and other
     metal products) ....................................................................       672,262     3,983,792
 British Aerospace PLC (Producer of military aircraft) ..................................     1,004,588     6,601,982
 Glaxo Wellcome PLC (Pharmaceutical company) ............................................       129,546     3,668,981
 Lasmo PLC (Oil production and exploration) .............................................             5            10
 Marconi PLC (Provider of telecommunications equipment) .................................       245,063     4,321,080
 Prudential Corp. PLC (Provider of broad range of financial services) ...................       516,048    10,065,815
 Rentokil Initial PLC (Environmental services company) ..................................       555,741     2,019,049
 Reuters Group PLC (International news and information agency) ..........................       775,711    10,771,850
 Rio Tinto PLC (Registered) (Mining company) ............................................       652,558    15,657,767
 Royal & Sun Alliance Insurance Group PLC (Insurance company) ...........................       493,923     3,700,574
 Shell Transport & Trading PLC (Petroleum company) ......................................     1,248,722    10,373,924
 SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) .........       289,666     3,671,631
 Standard Chartered PLC (International banking group) ...................................       424,769     6,755,865
                                                                                                           96,128,015

-----------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $501,758,322)                                                                   811,870,536
-----------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $534,030,512) (a)                                               844,380,420
-----------------------------------------------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by US Treasury or Government agency securities.

(a) At December 31, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $534,124,466 was as follows:

     Aggregate gross unrealized  appreciation for all investments in which there is an excess of market value over tax cost ............. $ 319,992,795

     Aggregate gross unrealized  depreciation for all investments in which there
          is an excess of tax cost over market value .............     9,736,841

     Net  unrealized appreciation ................................ $ 310,255,954

(b) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.

--------------------------------------------------------------------------------

   Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1999, aggregated $522,968,203 and $495,187,901, respectively.



    The accompanying notes are an integral part of the financial statements.

                          88 | International Portfolio



Financial Statements
------------------------------------------------------------------------------------------------

International Portfolio

------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
------------------------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $534,030,512) ........................   $ 844,380,420
Cash ...........................................................................      12,580,359
Foreign currency, at value (cost $803,547) .....................................         807,145
Dividends receivable ...........................................................         223,377
Interest receivable ............................................................          11,757
Receivable for Fund Shares sold ................................................      17,850,259
Foreign taxes recoverable ......................................................         633,526
Other assets ...................................................................              40
                                                                                   -------------
Total assets ...................................................................     876,486,883

Liabilities
------------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ..........................................         735,363
Accrued management fee .........................................................         558,405
Accrued accounting fee .........................................................          43,433
Other accrued expenses and payables ............................................         158,004
                                                                                   -------------
Total liabilities ..............................................................       1,495,205
------------------------------------------------------------------------------------------------
Net assets, at value                                                               $ 874,991,678
------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 3,778,734 Net unrealized appreciation
(depreciation) on:
  Investments ..................................................................     310,349,908
  Foreign currency related transactions ........................................         (17,446)
Accumulated net realized gain (loss) ...........................................      80,676,504
Paid-in capital ................................................................     480,203,978
------------------------------------------------------------------------------------------------
Net assets, at value                                                               $ 874,991,678
------------------------------------------------------------------------------------------------

Class A

Netasset value, offering and redemption price per share ($874,305,327 /
   42,980,529 outstanding shares of beneficial interest, no par value, unlimited    -------------
   number of shares authorized) ................................................   $       20.34
                                                                                    -------------
Class B

Netasset value, offering and redemption price per share ($686,351 / 33,910
   outstanding shares of beneficial interest, no par value, unlimited number of    -------------
   shares authorized) ..........................................................   $       20.24
                                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

                          International Portfolio | 89


----------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
----------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,152,527) ..........   $   9,551,957
Interest .........................................................       1,121,123
                                                                     -------------
Total income .....................................................      10,673,080
                                                                     -------------
Expenses:
Management fee ...................................................       5,064,630
Custodian fees ...................................................         570,264
Accounting fees ..................................................         353,062
Distribution fees (Class B) ......................................           1,186
Auditing .........................................................          20,918
Legal ............................................................          11,521
Trustees' fees and expenses ......................................          20,357
Reports to shareholders ..........................................          14,807
Other ............................................................          74,186
                                                                     -------------
Total expenses ...................................................       6,130,931
----------------------------------------------------------------------------------
Net investment income (loss)                                             4,542,149
----------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ......................................................      82,164,276
Foreign currency related transactions ............................      (2,781,491)
                                                                     -------------
                                                                        79,382,785
                                                                     -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ......................................................     218,870,062
Foreign currency related transactions ............................       2,267,220
                                                                      -------------
                                                                       221,137,282
                                                                     -------------
Net gain (loss) on investment transactions .......................     300,520,067
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      $ 305,062,216
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                          90 | International Portfolio


-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                 Years Ended December 31,
Increase (Decrease) in Net Assets                                                                  1999             1998
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $     4,542,149    $     4,317,414
Net realized gain (loss) ...............................................................        79,382,785         51,917,934
Net unrealized appreciation (depreciation) on investment transactions during the period        221,137,282         24,787,072
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets resulting from operations ........................       305,062,216         81,022,420
                                                                                           ---------------    ---------------
Distributions to shareholders from:
Net investment income:
Class A ................................................................................          (722,598)        (7,697,972)
                                                                                           ---------------    ---------------
Class B ................................................................................              --               (6,202)
                                                                                           ---------------    ---------------
Net realized gain:
Class A ................................................................................       (53,833,552)       (50,628,971)
                                                                                           ---------------    ---------------
Class B ................................................................................           (42,651)           (42,421)
                                                                                           ---------------    ---------------
Portfolio share transactions:
Class A
Proceeds from shares sold ..............................................................     2,032,640,835        821,855,468
Reinvestment of distributions ..........................................................        54,556,150         58,326,944
Cost of shares redeemed ................................................................    (1,971,986,035)      (820,883,462)
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets from Class A share transactions ..................       115,210,950         59,298,950
                                                                                           ---------------    ---------------
Class B
Proceeds from shares sold ..............................................................           116,161             34,594
Reinvestment of distributions ..........................................................            42,651             48,623
Cost of shares redeemed ................................................................           (33,017)           (75,383)
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets from Class B share transactions ..................           125,795              7,834
                                                                                           ---------------    ---------------
Increase (decrease) in net assets ......................................................       365,800,160         81,953,638
Net assets at beginning of period ......................................................       509,191,518        427,237,880
Net assets at end of period (including undistributed net investment income of $3,778,734   ---------------    ---------------
   and $2,705,077, respectively) ......................................................    $   874,991,678    $   509,191,518
                                                                                           ---------------    ---------------

Other Information
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ..............................................        34,950,563         30,264,570
                                                                                           ---------------    ---------------
Shares sold ............................................................................       130,483,172         59,000,919
Shares issued to shareholders in reinvestment of distributions .........................         3,831,190          4,388,784
Shares redeemed ........................................................................      (126,284,396)       (58,703,710)
                                                                                           ---------------    ---------------
Net increase (decrease) in Portfolio shares ............................................         8,029,966          4,685,993
                                                                                           ---------------    ---------------
Shares outstanding at end of period ....................................................        42,980,529         34,950,563
                                                                                           ---------------    ---------------
Class B
Shares outstanding at beginning of period ..............................................            25,342             24,670
                                                                                           ---------------    ---------------
Shares sold ............................................................................             7,601              2,526
Shares issued to shareholders in reinvestment of distributions .........................             3,004              3,664
Shares redeemed ........................................................................            (2,037)            (5,518)
                                                                                           ---------------    ---------------
Net increase (decrease) in Portfolio shares ............................................             8,568                672
                                                                                           ---------------    ---------------
Shares outstanding at end of period ....................................................            33,910             25,342
                                                                                           ---------------    ---------------



    The accompanying notes are an integral part of the financial statements.

                          International Portfolio | 91


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

International Portfolio

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Class A (b)

-----------------------------------------------------------------------------------------------------------------------------
Years ended December 31,                                                           1999     1998    1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $14.56   $14.11  $13.25   $11.82   $10.69
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                     .12(e)      .13     .14      .12      .11
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                 7.17     2.29    1.04     1.60     1.07
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                 7.29     2.42    1.18     1.72     1.18
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             (.02)    (.26)   (.21)    (.29)    (.01)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                    (1.49)   (1.71)   (.11)       --    (.04)
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                            (1.51)   (1.97)   (.32)    (.29)    (.05)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $20.34   $14.56  $14.11   $13.25   $11.82
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                  54.51    18.49    9.07    14.78    11.11
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ millions)                                                874      509     427      726      548
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                              1.03     1.04    1.00     1.05     1.08
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                           .76      .90     .94      .95      .95
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                          86       71      61       33       46
-----------------------------------------------------------------------------------------------------------------------------

Class B

-----------------------------------------------------------------------------------------------------------------------------
Years ended December 31,                                                                           1999     1998    1997(c)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                             $14.51   $14.08  $13.76
                                                                                                 ----------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                        .08(e)   .10    (.00)(d)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                 7.14     2.29     .32
                                                                                                 ----------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                 7.22     2.39     .32
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                --     (.25)     --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                     (1.49)   (1.71)     --
                                                                                                 ----------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                             (1.49)   (1.96)     --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                   $20.24   $14.51  $14.08
                                                                                                 ----------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                                  54.13    18.28   2.33**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                              .69      .37    .35
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                                              1.28     1.28   1.24*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                           .53      .69   (.00)(d)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                          86       71    61**
-----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  On May 8, 1997, existing shares were designated as Class A shares.

(c) For the period May 8, 1997 (commencement of sale of Class B shares) to December 31, 1997.

(d)  Amount shown is less than one half of $.005.

(e) Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

*    Annualized

**   Not annualized




                          92 | International Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                               December 31, 1999

A. Significant Accounting Policies

Scudder Variable Life Investment Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. Its shares are divided into nine separate diversified series, called "Portfolios." The Portfolios are comprised of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Large Company Growth Portfolio (which commenced operations on May 3, 1999), Small Company Growth Portfolio (which commenced operations on May 3, 1999), Global Discovery Portfolio and International Portfolio. The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios.

Multiple Classes of Shares of Beneficial Interest. The Fund offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for each of the other Portfolios. Class B shares are subject to a Rule 12b-1 fee under the 1940 Act, equal to an annual rate of up to 0.25% of the average daily net asset value of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. In accordance with the Master Distribution Plan, the 12b-1 fees are remitted to the Participating Insurance Companies for various costs incurred or paid by the Participating Insurance Companies in connection with the distribution of Class B shares. Class B shares for certain Portfolios have not been funded, and thus are not shown in these financial statements.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee). Differences in class expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class specific arrangements.

Security Valuation. The Money Market Portfolio values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Portfolio must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. Each of the Portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the International Portfolio utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When Issued/Delayed Delivery Securities. Each Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. All other Portfolios will declare and distribute dividends from their net investment income, if any, in April, although an additional distribution may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferral, non-taxable distributions, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Original issue discounts are accreted for both tax and financial reporting purposes.

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated among the Portfolios.

B. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 41% and 47%, respectively.

Bond Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 23%, 33%, and 14%, respectively.

Balanced Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 41%, 13%, and 37%, respectively.

Growth and Income Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 19%, 47%, and 13%, respectively. One Participating Insurance Company was owner of record of 96% of the total outstanding Class B shares of the Portfolio.

Capital Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 54% and 18%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

Large Company Growth Portfolio: Two participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 71% and 23%, respectively. One participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

Small Company Growth Portfolio: Two participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 76% and 23% respectively. One participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

Global Discovery Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 30%, 51% and 12%, respectively. One Participating Insurance Company was owner of record of 99% of the total outstanding Class B shares of the Portfolio.

International Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 16%, 35%, and 16%, respectively. Two Participating Insurance Company were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 13% and 84% respectively.

C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee, based on average daily net assets, equal to an annual rate of .370% for the Money Market Portfolio, .475% for the Bond Portfolio, .475% for the Balanced Portfolio, .475% for the Growth and Income Portfolio, .975% for the Global Discovery Portfolio, .625% for the Large Company

Growth Portfolio, .875% for the Small Company Growth Portfolio, .475% for the first $500,000,000, .450% for the next $500,000,000, and .425% over
$1,000,000,000 for the Capital Growth Portfolio, and .875% for the first $500,000,000, .725% over $500,000,000 for the International Portfolio, computed and accrued daily and payable monthly. The equivalent annual effective rate for the Capital Growth Portfolio and the International Portfolio was .46% and .85%, respectively. As manager of the assets of each Portfolio, the Adviser directs the investments of the Portfolios in accordance with their respective investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Portfolios. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. During the year ended December 31, 1999, the Adviser reimbursed the Bond Portfolio and the Balanced Portfolio $116,525 and $15,360, respectively, for losses incurred in connection with portfolio securities trading.

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corp., a subsidiary of the Adviser, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

Related fees for such services are detailed in each Portfolio's statement of operations.

Until April 30, 2000, the Adviser has agreed to maintain the expenses for the Large Company Growth Portfolio and the Small Company Growth Portfolio, excluding 12b-1 fees, to the extent necessary so that the Portfolios' expenses are maintained at 1.25% and 1.50% of average daily net assets, respectively.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. Allocated Trustees' fees and expenses for each Portfolio for the year ended December 31, 1999 are detailed in each Portfolio's statement of operations.

D. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on net assets among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Expense Off-Set Arrangements

The Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Large Company Growth Portfolio and Small Company Growth Portfolio have entered into an arrangement with their custodian whereby credits as a result of uninvested cash balances were used to reduce a portion of the Portfolios' expense. During the period ended December 31, 1999, the custodian fees were reduced as follows:

                                                                      Custody
                                                                     Credits ($)
--------------------------------------------------------------------------------
Money Market Portfolio ...................................................   753
Bond Portfolio ...........................................................   678
Balanced Portfolio .......................................................   364
Growth and Income Portfolio ..............................................   480
Capital Growth Portfolio ................................................. 1,278
Large Company Growth Portfolio ...........................................    82
Small Company Growth Portfolio ........................................... 1,765

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Shareholders of Scudder Variable Life Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the nine Portfolios (identified in Note A) of Scudder Variable Life Investment Fund at December 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.



Boston, Massachusetts                                 PricewaterhouseCoopers LLP
February 11, 2000

Tax Information
--------------------------------------------------------------------------------
                                                               December 31, 1999

The Bond Portfolio, Balanced Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, Global Discovery Portfolio and International Portfolio paid distributions of $0.03, $1.08, $2.49, $0.83, $0.10, and $1.41 per share, respectively, from net long-term capital gains during the year ended December 31, 1999, of which 100% represents 20% rate gains.

Pursuant to section 852 of the Internal Revenue Code, the Balanced Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, Global Discovery Portfolio, and International Portfolio designate $28,580,000, $143,500,000, $3,795,000, $3,560,000 and $73,700,000, respectively, as a capital gain dividends for the year ended December 31, 1999, of which 100% represents 20% rate gains.

Pursuant to section 854 of the Internal Revenue Code, the percentages of income dividends paid in calendar year 1999 which qualify for the dividends received deduction are as follows: Balanced Portfolio 36%, Capital Growth Portfolio 100%, and Growth and Income Portfolio 100%.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER INVESTMENTS (SM)
[SCUDDER LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial
Services Group